REGISTRATION STATEMENT NO. 333-101777
                                                                       811-21263
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 3

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 3

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              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

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                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

|N/A| immediately upon filing pursuant to paragraph (b) of Rule 485.

|X|   on May 3, 2004 pursuant to paragraph (b) of Rule 485.

|N/A| __ days after filing pursuant to paragraph (a)(1) of Rule 485.

|N/A| on ______ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

|N/A| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                      PIONEER ANNUISTAR ANNUITY PROSPECTUS:

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Money Market Portfolio                                            PIONEER VARIABLE CONTRACTS TRUST (continued)
AIM VARIABLE INSURANCE FUNDS, INC.                                   Pioneer Fund VCT Portfolio -- Class II Shares
   AIM V.I. Capital Appreciation Fund -- Series II                   Pioneer Growth Shares VCT Portfolio -- Class II Shares
   AIM V.I. Mid Cap Core Equity -- Series II                         Pioneer High Yield VCT Portfolio -- Class II Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 Pioneer International Value VCT Portfolio -- Class II
   Franklin Rising Dividends Securities Fund -- Class 2                Shares
     Shares                                                          Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
   Franklin Small Cap Fund -- Class 2 Shares                         Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Templeton Foreign Securities Fund -- Class 2 Shares                 Class II Shares
GREENWICH STREET SERIES FUND                                         Pioneer Papp America-Pacific Rim VCT Portfolio
Salomon Brothers Variable Aggressive Growth Fund                     Pioneer Papp Small & Mid Cap Growth VCT Portfolio --
   -- Class II Shares(1)                                                Class II Shares
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Oppenheimer Capital Appreciation Fund/VA                            Shares
    -- Service Shares                                                Pioneer Small Cap Value VCT Portfolio -- Class II Shares
   Oppenheimer Global Securities Fund/VA-- Service                   Pioneer Small Company VCT Portfolio -- Class II Shares
     Shares                                                          Pioneer Strategic Income VCT Portfolio -- Class II Shares
PIONEER VARIABLE CONTRACTS TRUST                                     Pioneer Value VCT Portfolio -- Class II Shares
   Pioneer America Income VCT Portfolio -- Class II Shares        SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
   Pioneer Balanced VCT Portfolio -- Class II Shares                 Total Return Fund -- Class II
   Pioneer Emerging Markets VCT Portfolio -- Class II Shares
   Pioneer Equity Income VCT Portfolio -- Class II Shares
   Pioneer Europe VCT Portfolio -- Class II Shares

--------------
(1)     Formerly Salomon Brothers Variable Emerging Growth Fund -- Class II
        Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-866-291-2474 or access the SEC's website (http://www.sec.gov). See Appendix B for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004


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                                TABLE OF CONTENTS

Glossary...............................................   3         Variable Annuity..................................    39
Summary................................................   4         Fixed Annuity.....................................    40
Fee Table..............................................   8      Payment Options......................................    40
Condensed Financial Information........................  13         Election of Options...............................    40
The Annuity Contract...................................  13         Annuity Options...................................    40
   Contract Owner Inquiries............................  14         Variable Liquidity Benefit .......................    41
   Purchase Payments...................................  14      Miscellaneous Contract Provisions....................    41
   Accumulation Units..................................  14         Right to Return...................................    41
   The Variable Funding Options........................  14         Termination.......................................    41
   The Fixed Account...................................  18         Required Reports..................................    41
Charges and Deductions.................................  18         Suspension of Payments............................    42
   General.............................................  18      The Separate Accounts................................    42
   Withdrawal Charge...................................  19         Performance Information...........................    42
   Free Withdrawal Allowance...........................  20      Federal Tax Considerations...........................    43
   Administrative Charges..............................  20         General Taxation of Annuities.....................    43
   Mortality and Expense Risk Charge...................  20         Types of Contracts: Qualified and
   Enhanced Stepped-Up Provision Charge................  20           Non-qualified....................................   43
   Guaranteed Minimum Withdrawal Benefit                            Qualified Annuity Contracts.......................    43
    Charge.............................................  20           Taxation of Qualified Annuity Contracts.........    43
   Guaranteed Minimum Accumulation Benefit                            Mandatory Distributions for Qualified Plans.....    44
    Charge.............................................             Non-qualified Annuity Contracts...................    44
   Variable Liquidity Benefit Charge...................  21           Diversification Requirements for Variable
   Transfer Charge.....................................  21             Annuities.....................................    45
   Variable Funding Option Expenses....................  21           Ownership of the Investments....................    45
   Premium Tax.........................................  21           Taxation of Death Benefit Proceeds..............    45
   Changes in Taxes Based upon                                      Other Tax Considerations..........................    45
     Premium or Value..................................  21           Treatment of Charges for Optional Benefits          45
Transfers..............................................  21           Penalty Tax for Premature Distributions.........    45
   Dollar Cost Averaging...............................  22           Puerto Rico Tax Considerations..................    45
Access to Your Money...................................  23           Non-Resident Aliens.............................
   Systematic Withdrawals..............................  24      Other Information....................................    46
   Managed Distribution Program........................  24         The Insurance Companies...........................    46
   Loans...............................................  24         Financial Statements..............................    46
Ownership Provisions...................................  24         Distribution of Variable Annuity Contracts........    46
   Types of Ownership..................................  24         Conformity with State and Federal Laws............    47
     Contract Owner....................................  24         Voting Rights.....................................    48
     Beneficiary.......................................  25         Restrictions on Financial Transactions............    48
     Annuitant.........................................  25         Legal Proceedings and Opinions....................    48
Death Benefit..........................................  25      Appendix A: Condensed Financial Information
   Death Proceeds before the Maturity Date.............  25         for Travelers Insurance Company: Separate
   Enhanced Stepped-Up Provision.......................  27           Account Thirteen................................   A-1
   Payment of Proceeds.................................  28      Appendix B: Condensed Financial Information
   Spousal Contract Continuance........................  30         for Travelers Life and Annuity Company:
   Beneficiary Contract Continuance....................  30           Separate Account Fourteen.......................   B-1
   Planned Death Benefit...............................  30      Appendix C: The Fixed Account........................   C-1
   Death Proceeds after the Maturity Date..............  31      Appendix D: Waiver of Withdrawal Charge
 Living Benefits.......................................  31         for Nursing Home Confinement......................   D-1
   Guaranteed Minimum Withdrawal Benefit...............  31      Appendix E: Contents of the Statement of
   Guaranteed Minimum Accumulation Benefit.............  33         Additional Information............................   E-1
The Annuity Period.....................................  39
   Maturity Date.......................................  39
   Allocation of Annuity...............................  39

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                                    GLOSSARY
ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS - a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

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


                                    SUMMARY:
                            PIONEER ANNUISTAR ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your

Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

     o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

     o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you either 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

     o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE........................................  6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      TRANSFER CHARGE..........................................  $10(2)
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE........................  6%(3)
      (As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................  $30(4)

-----------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

      YEARS SINCE PURCHASE PAYMENT MADE               WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  Greater than or Equal to     But less than
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

(2)  We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

     YEARS SINCE INITIAL PURCHASE PAYMENT             WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  Greater than or Equal to     But less than
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M & E") of 1.40% and an administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, and a maximum charge of 1.00% for GMWB, each an optional feature. Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:

                                                                       STANDARD DEATH BENEFIT     ENHANCED DEATH BENEFIT
                                                                      -------------------------   -----------------------
Mortality and Expense Risk Charge.................................             1.40%                      1.60%
Administrative Expense Charge.....................................             0.15%                      0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES
SELECTED..........................................................             1.55%                      1.75%
Optional E.S.P. Charge............................................             0.20%                      0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED...             1.75%                      1.95%
Optional GMAB Charge..............................................             0.50%                      0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY SELECTED.....             2.05%                      2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB
SELECTED(5).......................................................             2.25%                      2.45%
Maximum Optional GMWB Charge......................................             1.00%(6)                   1.00%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB ONLY SELECTED.....             2.55%                      2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
SELECTED..........................................................             2.75%                      2.95%

----------------
(5)  GMAB and GMWB cannot both be elected.

(6)  The current charge for GMWB is 0.40%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2003 (UNLESS OTHERWISE INDICATED)

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.42%                         10.93%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL       WAIVER            ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
----------------                ----------     ------------   --------   ------------   ---------------      ---------
Money Market Portfolio.......      0.32%           --           0.10%        0.42%            --              0.42%(1)
AIM VARIABLE INSURANCE
FUNDS, INC.
   AIM V.I. Capital
     Appreciation Fund --
     Series II*..............      0.61%          0.25%         0.24%        1.10%            --              1.10%
   AIM V.I. Mid Cap Core
     Equity-- Series II*.....      0.73%          0.25%         0.34%        1.32%            --              1.32%(2)
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Rising Dividends
     Securities Fund -- Class
     2 Shares*...............      0.74%          0.25%         0.03%        1.02%           0.01%            1.01%(3)
   Franklin Small Cap Fund--
     Class 2 Shares*.........      0.51%          0.25%         0.29%        1.05%           0.04%            1.01%(4)
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*...............      0.69%          0.25%         0.22%        1.16%           0.04%            1.12%(5)
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable
     Aggressive Growth Fund
    -- Class II Shares*......      0.95%          0.25%         0.44%        1.64%            --              1.64%
OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
   Oppenheimer Capital
     Appreciation Fund/VA --
     Service Shares*.........      0.65%          0.25%         0.04%        0.94%            --              0.94%
   Oppenheimer Global
     Securities Fund/VA --
     Service Shares*.........      0.63%          0.25%         0.05%        0.93%            --              0.93%
PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer America Income
     VCT Portfolio -- Class
     II Shares*..............      0.55%          0.25%         0.21%        1.01%            --              1.01%
   Pioneer Balanced VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.21%        1.11%            --              1.11%
   Pioneer Emerging Markets
     VCT Portfolio -- Class
     II Shares*..............      1.15%          0.25%         1.25%        2.65%           0.66%            1.99%(6)
   Pioneer Equity Income VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.12%        1.02%            --              1.02%
   Pioneer Europe VCT
     Portfolio - Class II
     Shares*.................      1.00%          0.25%         1.50%        2.75%           0.96%            1.79%(6)
   Pioneer Fund VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.10%        1.00%            --              1.00%
   Pioneer Growth Shares VCT
     Portfolio -- Class II
     Shares*.................      0.70%          0.25%         0.49%        1.44%            --              1.44%
   Pioneer High Yield VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.19%        1.09%            --              1.09%

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE      NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL       WAIVER            ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
----------------                ----------     ------------   --------   ------------   ---------------      ---------
   Pioneer International           1.00%          0.25%         0.77%        2.02%            --              2.02%(7)
     Value VCT Portfolio--
     Class II Shares*........
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*.................      0.65%          0.25%         0.10%        1.00%            --              1.00%
   Pioneer Oak Ridge Large
     Cap Growth VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp
     America-Pacific Rim VCT
     Portfolio*-- Class II
     Shares*.................      0.75%          0.25%         4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp Small & Mid
     Cap Growth VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         5.23%        6.23%           5.23%            1.00%(9)
   Pioneer Real Estate
     Shares VCT Portfolio --
     Class II Shares*........      0.80%          0.25%         0.23%        1.28%            --              1.28%
   Pioneer Small Cap Value
     VCT Portfolio -- Class
     II Shares*..............      0.75%          0.25%         1.65%        2.65%           1.07%            1.58%(6)
   Pioneer Small Company VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         1.67%        2.67%           1.15%            1.52%(6)
   Pioneer Strategic Income
     VCT Portfolio -- Class
     II Shares*..............      0.65%          0.25%         0.59%        1.49%            --              1.49%(6)
   Pioneer Value VCT
     Portfolio -- Class II
     Shares*.................      0.75%          0.25%         9.93%       10.93%           9.43%            1.50%(10)
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   Total Return Fund -- Class
     II*.....................      0.80%          0.25%         0.20%        1.25%            --              1.25%

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Fund has a voluntary waiver of 0.40%. "Other Expenses" include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

(3) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(4) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(5) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(6) The expenses in the table above reflect the contractual expense limitation in effect through May1, 2005 under which Pioneer has agreed not to impose all or a portion of it's management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% (Pioneer Emerging Markets Portfolio), 1.50% (Pioneer Europe VCT Portfolio), and 1.25% (Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio, and Pioneer Strategic Income VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(7)  Estimated for the portfolio's current fiscal year.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(9) "Other Expenses" are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(10) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class II shares.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).

                                                                                      IF CONTRACT IS NOT SURRENDERED OR
                                               IF CONTRACT IS SURRENDERED AT THE       ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN                           SHOWN
                                              -------------------------------------  -------------------------------------
FUNDING OPTION                                1 YEAR   3 YEARS  5 YEARS   10 YEARS   1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------                             -------  -------- --------  ---------  -------  -------- --------  ---------
Underlying Fund with Minimum Total Annual        941      1541     2163       3672      341      1041     1763       3672
Operating Expenses.........................
Underlying Fund with Maximum Total Annual
Operating Expenses.........................     1928      4140     5958       9046     1328      3640     5558       9046

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).

                                                                                      IF CONTRACT IS NOT SURRENDERED OR
                                               IF CONTRACT IS SURRENDERED AT THE       ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN                           SHOWN
                                              -------------------------------------  -------------------------------------
FUNDING OPTION                                1 YEAR   3 YEARS  5 YEARS   10 YEARS   1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------                             -------  -------- --------  ---------  -------  -------- --------  ---------
Underlying Fund with Minimum Total Annual        882      1364     1872       3115      282       864     1472       3115
Operating Expenses.........................
Underlying Fund with Maximum Total Annual
Operating Expenses.........................     1874      4015     5799       8900     1274      3515     5399       8900


EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                           IF CONTRACT IS SURRENDERED AT THE        IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN             ANNUITIZED AT THE END OF PERIOD SHOWN
                                         --------------------------------------- ----------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS 10 YEARS   1 YEAR     3 YEARS   5 YEARS   10 YEARS
                                         --------  ---------  ------------------ --------   --------  --------  ---------
Underlying Fund with Maximum Total           892       1394      1921      3210      292        894      1521       3210
Annual Operating Expenses.............
Underlying Fund with Minimum Total
Annual Operating Expenses.............      1883       4036      5826      8926     1283       3536      5426       8926



                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Pioneer Annuistar Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                        MAXIMUM AGE BASED ON THE OLDER OF THE
DEATH BENEFIT/OPTIONAL FEATURE          OWNER AND ANNUITANT ON THE CONTRACT DATE
--------------------------------------  ----------------------------------------
Standard Death Benefit                  85
Enhanced Death Benefit                  75
Enhanced Stepped-Up Provision (E.S.P)   75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-703-0527.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
Money Market Portfolio                    Seeks high current return with              Travelers Asset Management
                                          preservation of capital and liquidity.      International Company LLC ("TAMIC")
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Capital Appreciation Fund     Seeks growth of capital. The Fund           A I M Advisers, Inc.
    -- Series II                          normally invests in common stocks of
                                          companies that may benefit from new or
                                          innovative products, services or
                                          processes and those that have
                                          above-average long-term earnings
                                          growth.

   AIM V.I. Mid Cap Core Equity--         Seeks long-term growth of capital. The      A I M Advisers, Inc.
     Series II                            Fund normally invests in equity
                                          securities, including convertible
                                          securities, of mid-cap companies.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends              Seeks long-term capital appreciation.       Franklin Advisory Services, LLC
     Securities Fund-- Class 2 Shares     Preservation of capital is an important
                                          secondary consideration. The Fund
                                          normally invests in investments of
                                          companies that have paid rising
                                          dividends.

   Franklin Small Cap Fund-- Class 2      Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Shares                               Fund normally invests in small
                                          capitalization companies.

   Templeton Foreign Securities Fund      Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
    -- Class 2 Shares                     Fund normally invests in investments,
                                          primarily equity securities, of issuers
                                          located outside of the U.S., including
                                          those in emerging markets.
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable              Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
     Aggressive Growth Fund-- Class       normally invests in common stocks of        ("SBAM")
     II Shares                            companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500. The Fund may invest in
                                          the securities of large, well-known
                                          companies, but a significant portion
                                          of Fund assets may also be invested in
                                          small to medium sized companies.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation       Seeks capital appreciation. The Fund        OppenheimerFunds, Inc.
     Fund/VA-- Service Shares             normally invests in the common stocks
                                          of growth companies that may be new
                                          companies or well-established companies.

   Oppenheimer Global Securities          Seeks long-term capital appreciation.       OppenheimerFunds, Inc.
     Fund/VA-- Service Shares             The Fund normally invests in common
                                          stocks of foreign issuers,
                                          "growth-type" companies, cyclical
                                          industries and special situations that
                                          are considered to have appreciation
                                          possibilities.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT             Seeks as high a level of current income     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          as is consistent with preservation of
                                          capital. The Fund normally invests
                                          exclusively in U.S. Government
                                          securities and repurchase agreements
                                          and "when issued" commitments with
                                          respect to these securities.

   Pioneer Balanced VCT Portfolio--       Seeks capital growth and current            Pioneer Investment Management, Inc.
     Class II Shares                      income. The Fund normally invests in a      Subadviser: Prudential Investment
                                          diversified portfolio of equity             Management, Inc.
                                          securities and bonds and it is actively
                                          managed based on quantitative analysis
                                          and techniques.

   Pioneer Emerging Markets VCT           Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          Fund normally invests in the securities
                                          of emerging market corporate and
                                          government issuers, with an emphasis on
                                          equities.

   Pioneer Equity Income VCT              Seeks current income and long-term          Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          growth of capital. The Fund normally
                                          invests in income producing equity
                                          securities of U.S. issuers.

   Pioneer Europe VCT Portfolio--         Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Class II Shares                      Fund normally invests in equity
                                          securities of European issuers.

   Pioneer Fund VCT Portfolio-- Class     Seeks reasonable income and capital         Pioneer Investment Management, Inc
     II Shares                            growth. The Fund normally invests in
                                          equity securities believed to be
                                          selling at reasonable prices or
                                          discounts to their underlying values.

   Pioneer Growth Shares VCT              Seeks appreciation of capital. The Fund     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          normally invests in equity securities
                                          believed to have above average
                                          potential for earnings and revenue
                                          growth.

   Pioneer High Yield VCT Portfolio--     Seeks to maximize total return through      Pioneer Investment Management, Inc.
     Class II Shares                      a combination of income and capital
                                          appreciation. The Fund normally
                                          invests in below investment grade debt
                                          securities and preferred stocks.

   Pioneer International Value VCT        Seeks long-term capital growth. The         Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          Fund normally invests in equity
                                          securities of non-U.S. issuers located
                                          in both developed and emerging markets.

   Pioneer Mid Cap Value VCT              Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          normally invests in the equity
                                          securities of mid-size companies.

   Pioneer Oak Ridge Large Cap Growth     Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     VCT Portfolio-- Class II Shares      normally invests in equity securities       Subadviser: Oak Ridge Investments,
                                          of large capitalization U.S. companies      LLC
                                          and seeks to invest in issuers with
                                          above average potential for earnings
                                          growth.

   Pioneer Papp America-Pacific Rim       Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     VCT Portfolio-- Class II Shares      Fund normally invests in equity             Subadviser: L. Roy Papp & Associates, LLP
                                          securities of issuers that have
                                          substantial sales to, or receive
                                          signficant income from, countries
                                          within the Pacific Rim, and seeks to
                                          invest in issuers with above average
                                          potential for earnings growth.

   Pioneer Papp Small & Mid Cap           Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     Growth VCT Portfolio-- Class II      Fund normally invests in equity             Subadviser: L. Roy Papp &
     Shares                               securities of small and                     Associates, LLP
                                          mid-capitalization issuers and seeks
                                          to invest in issuers with above
                                          average potential for earnings growth.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Pioneer Real Estate Shares VCT         Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          Secondarily seeks income. The Fund
                                          normally invests in equity securities
                                          of real estate investment trusts and
                                          other real estate industry issuers.

   Pioneer Small Cap Value VCT            Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          invests in equity securities of small
                                          companies believed to be selling at
                                          substantial discounts to their
                                          underlying values.

   Pioneer Small Company VCT              Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          invests in equity securities of small
                                          companies.

   Pioneer Strategic Income VCT           Seeks a high level of current income.       Pioneer Investment Management, Inc.
     Portfolio-- Class II Shares          The Fund normally invests in debt
                                          securities from a broad range of
                                          issuers and segments of the debt
                                          securities market.

   Pioneer Value VCT Portfolio--          Seeks reasonable income and capital         Pioneer Investment Management, Inc.
     Class II Shares                      growth. The Fund normally invests in a
                                          broad list of carefully selected,
                                          reasonably priced equity securites of
                                          U.S. issuers.

SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Total Return Fund-- Class II           Seeks above average income (compared to     SBAM
                                          a portfolio invested entirely in equity
                                          securities). Secondarily seeks growth
                                          of capital and income. The Fund
                                          normally invests in a broad range of
                                          equity and fixed-income securities of
                                          U.S. and foreign issuers.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     o administration of the annuity options available under the Contracts, and

     o    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     o sales and marketing expenses including commission payments to your sales agent, and

     o    other costs of doing business

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     o that the amount of the death benefit will be greater than the Contract Value, and

     o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

       YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
 -----------------------------------------------  ------------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
 --------------------------- -------------------
          0 years                 2 years                      6%
          2 years                 4 years                      5%
          4 years                 5 years                      4%
          5 years                 6 years                      3%
          6 years                 7 years                      2%
         7 + years                                             0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     o    if a lifetime annuity payout has begun

     o if you elect Annuity Payments for a fixed period of at least five year's duration, or

     o    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.40% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

       YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
 -----------------------------------------------  ------------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
 --------------------------- -------------------
          0 years                 2 years                      6%
          2 years                 4 years                      5%
          4 years                 5 years                      4%
          5 years                 6 years                      3%
          6 years                 7 years                      2%
         7 + years                                             0%

Please refer to Payment Options for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the

Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase PAYMENTS.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     o    the death benefit will not be payable upon the Annuitant's death;

     o    the Contingent Annuitant becomes the Annuitant; and

     o    all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value

     (2)  your Adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT
----------------------------------------   -------------------------------------
If the Annuitant dies before age 80, the      o   the Contract Value;
death benefit will be the greatest of:
                                              o   your Adjusted Purchase Payment
                                                  (see below)*;

                                              o   the Step-Up Value, if any, as
                                                  described below or

                                              o   the Roll-Up Death Benefit
                                                  Value (as described below)
----------------------------------------   -------------------------------------
----------------------------------------   -------------------------------------
If the Annuitant dies on or after age         o   the Contract Value;
80, the death benefit will be the
greatest of:                                  o   your Adjusted Purchase Payment
                                                  (see below)* or

                                              o   the Step-Up Value, if any, as
                                                  described below or

                                              o   the Roll-Up Death Benefit
                                                  Value (as described below) on
                                                  the Annuitant's 80th birthday,
                                                  plus any additional Purchase
                                                  Payments and minus any partial
                                                  surrender reductions (as
                                                  described below) that occur
                                                  after the Annuitant's 80th
                                                  birthday
----------------------------------------   -------------------------------------

* If you have elected the GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b)   is any Purchase Payment made during the previous Contract Year

     c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b) is any Purchase Payment made since the previous Contract Date anniversary

     c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

THE RIDER EFFECTIVE DATE is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.


                             NON-QUALIFIED CONTRACTS

-----------------------------------  -------------------------  ------------------------------------  -------------------
                                                                                                          MANDATORY
    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                               PAYOUT RULES
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                                 APPLY*
-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
OWNER (WHO IS NOT THE ANNUITANT)     The beneficiary(ies),      Unless, the beneficiary elects to     Yes
(WITH NO JOINT OWNER)                or if none, to the         continue the Contract rather than
                                     CONTRACT OWNER'S estate.   receive the distribution.

-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
OWNER (WHO IS THE ANNUITANT)         The beneficiary(ies),      Unless, the beneficiary elects to     Yes
(WITH NO JOINT OWNER)                or if none, to the         continue the Contract rather than
                                     CONTRACT OWNER'S estate.   receive the distribution.

-----------------------------------  -------------------------  ------------------------------------  -------------------
NON-SPOUSAL JOINT OWNER (WHO IS      The surviving joint                                              Yes
NOT THE ANNUITANT)                   owner.

-----------------------------------  -------------------------  ------------------------------------  -------------------
NON-SPOUSAL JOINT OWNER (WHO IS      The beneficiary(ies),      Unless the beneficiary elects to      Yes
THE ANNUITANT)                       or if none, to the         continue the Contract rather than
                                     surviving joint owner.     receive the distribution.

-----------------------------------  -------------------------  ------------------------------------  -------------------
SPOUSAL JOINT OWNER (WHO IS NOT      The surviving joint        Unless the spouse elects to           Yes
THE ANNUITANT)                       owner.                     continue the Contract.

-----------------------------------  -------------------------  ------------------------------------  -------------------

-----------------------------------  -------------------------  ------------------------------------  -------------------
                                                                                                          MANDATORY
    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                               PAYOUT RULES
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                                 APPLY*
-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
SPOUSAL JOINT OWNER (WHO IS THE      The beneficiary(ies)       Unless the spouse elects to           Yes
ANNUITANT)                           or, if none, to the        continue the Contract.
                                     surviving joint owner.

                                                                A spouse who is not the beneficiary
                                                                may decline to receive the proceeds
                                                                and instruct the Company to pay the
                                                                beneficiary who may elect to
                                                                continue the Contract.

-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
ANNUITANT (WHO IS NOT THE            The beneficiary(ies),      Unless the beneficiary elects to      Yes
CONTRACT OWNER)                      or if none, to the         continue the Contract rather than
                                     Contract Owner.            receive the distribution.

                                                                Or, if there is a CONTINGENT
                                                                ANNUITANT. Then, the CONTINGENT
                                                                ANNUITANT becomes the ANNUITANT and
                                                                the Contract continues in effect
                                                                (generally using the original
                                                                MATURITY DATE). The proceeds will
                                                                then be paid upon the death of the
                                                                CONTINGENT ANNUITANT or owner.

-----------------------------------  -------------------------  ------------------------------------  -------------------
ANNUITANT (WHO IS THE CONTRACT       See death of "owner who                                          Yes
OWNER)                               is the ANNUITANT" above.

-----------------------------------  -------------------------  ------------------------------------  -------------------
ANNUITANT (WHERE OWNER IS A          The beneficiary(ies) or                                          Yes (Death of
NON-NATURAL ENTITY/TRUST)            if none, to the owner.                                           ANNUITANT is
                                                                                                      treated as death
                                                                                                      of the owner in
                                                                                                      these
                                                                                                      circumstances.)

-----------------------------------  -------------------------  ------------------------------------  -------------------
BENEFICIARY                          No death proceeds are                                            N/A
                                     payable; Contract
                                     continues.

-----------------------------------  -------------------------  ------------------------------------  -------------------
CONTINGENT BENEFICIARY               No death proceeds are                                            N/A
                                     payable; Contract
                                     continues.

-----------------------------------  -------------------------  ------------------------------------  -------------------

                               QUALIFIED CONTRACTS

-----------------------------------  -------------------------  ------------------------------------  -------------------
                                                                                                          MANDATORY
    BEFORE THE MATURITY DATE,            THE COMPANY WILL                                               PAYOUT RULES
      UPON THE DEATH OF THE            PAY THE PROCEEDS TO:     UNLESS. . .                                 APPLY*
-----------------------------------  -------------------------  ------------------------------------  -------------------
-----------------------------------  -------------------------  ------------------------------------  -------------------
OWNER / ANNUITANT                     The beneficiary(ies), or  Unless the beneficiary elects to      Yes
                                      if none, to the CONTRACT  continue the Contract rather than
                                      OWNER'S estate.           receive a distribution.

BENEFICIARY                           No death proceeds are                                           N/A
                                      payable; Contract
                                      continues.

CONTINGENT BENEFICIARY                No death proceeds are                                           N/A
                                      payable; Contract
                                      continues.

------------------------------------  ------------------------  ------------------------------------  ------------------


--------------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     o    transfer ownership

     o    take a loan

     o    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

     o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE


If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, and a withdrawal of $10,000 is taken in Contract Year two:

-------------------- ----------------------------------------------------- ---------------------------------------------------
                                ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
-------------------- ----------------------------------------------------- ---------------------------------------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
                     CONTRACT                                               CONTRACT
                       VALUE             RBB                AWB (5%)         VALUE             RBB               AWB (5%)
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
VALUES AS OF
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
CONTRACT DATE        $100,000         $100,000              $5,000         $100,000         $100,000             $5,000
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
IMMEDIATELY PRIOR    $115,000         $100,000              $5,000          $85,000         $100,000             $5,000
TO WITHDRAWAL,
CONTRACT YEAR TWO
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
IMMEDIATELY AFTER    $105,000         $91,304               $4,565          $75,000         $88,235              $4,412
WITHDRAWAL,
CONTRACT YEAR TWO                [100,000 - (100,000     [5,000 - (5,000               [100,000 - (100,000    [5,000- (5,000
                                   x10,000/115,000)]     x10,000/115,000)]               x10,000/85,000)]    x10,000/85,000)]
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------

-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)            $10,000           $8,696                $435           $10,000         $11,765               $588
-------------------- ---------- --------------------- -------------------- ---------- --------------------- ------------------

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF JUNE 14, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment.

          If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

     o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                               EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                     ---------------------------------------------------- -----------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------- ---------------------------------------------------- -----------------------------------------------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
                                             BASE                                                 BASE
                                          CALCULATION                                          CALCULATION
                       CONTRACT VALUE       AMOUNT          BENEFIT BASE   CONTRACT VALUE        AMOUNT          BENEFIT BASE
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                                    $0(1)                                           $15,000(2)
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

                                     EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS --
                                     IMPACT ON BASE CALCULATION AMOUNT

                     ---------------------------------------------------- -----------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
-------------------- ---------------------------------------------------- -----------------------------------------------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
                                                               BASE                                                 BASE
                                           PURCHASE        CALCULATION                          PURCHASE         CALCULATION
                       CONTRACT VALUE       PAYMENT           AMOUNT       CONTRACT VALUE       PAYMENT            AMOUNT
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

                                             EXAMPLES OF PARTIAL WITHDRAWALS --
                                             IMPACT ON BASE CALCULATION AMOUNT

                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
---------------------------- --------------------------------------------------------------------------------------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000          $90,000               $10,000               $8,696               $10,000
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                             --------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
---------------------------- --------------------------------------------------------------------------------------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                     $75,000           $88,235               $10,000              $11,765               $11,765
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

     o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.


                                                                                         CLASS B SUBACCOUNTS/ UNDERLYING
                        CLASS A SUBACCOUNTS/UNDERLYING FUNDS                             FUNDS
AIM VARIABLE INSURANCE FUNDS, INC.          PIONEER VARIABLE CONTRACTS TRUST (CONT)      Money Market Portfolio
AIM V.I. Capital Appreciation Fund --       Pioneer High Yield VCT Portfolio --          PIONEER VARIABLE CONTRACTS TRUST
Series II                                   Class II Shares                              Pioneer America Income VCT
AIM V.I. Mid Cap Core Equity -- Series      Pioneer International Value VCT              Portfolio -- Class II Shares
II                                          Portfolio -- Class II Shares                 Pioneer Strategic Income VCT
FRANKLIN TEMPLETON VARIABLE INSURANCE       Pioneer Mid Cap Value VCT Portfolio --       Portfolio -- Class II Shares
PRODUCTS TRUST                              Class II Shares
Franklin Rising Dividends Securities        Pioneer Oak Ridge Large Cap Growth VCT
Fund -- Class 2 Shares                      Portfolio -- Class II Shares
Franklin Small Cap Fund -- Class 2          Pioneer Papp America-Pacific Rim VCT
Shares                                      Portfolio -- Class II Shares
Templeton Foreign Securities Fund --        Pioneer Papp Small & Mid Cap Growth VCT
Class 2 Shares                              Portfolio -- Class II Shares
GREENWICH STREET SERIES FUND                Pioneer Real Estate Shares VCT
Salomon Brothers Variable Aggressive        Portfolio -- Class II Shares
Growth Fund -- Class II Shares              Pioneer Small Cap Value VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS          Class II Shares
Oppenheimer Capital Appreciation            Pioneer Small Company VCT Portfolio --
Fund/VA -- Service Shares                   Class II Shares
Oppenheimer Global Securities Fund/VA       Pioneer Value VCT Portfolio -- Class II
-- Service Shares                           Shares
PIONEER VARIABLE CONTRACTS TRUST            SALOMON BROTHERS VARIABLE SERIES FUNDS
Pioneer Balanced VCT Portfolio -- Class     INC.
II Shares                                   Total Return Fund -- Class II
Pioneer Emerging Markets VCT Portfolio
-- Class II Shares
Pioneer Equity Income VCT Portfolio --
Class II Shares
Pioneer Europe VCT Portfolio -- Class
II Shares
Pioneer Fund VCT Portfolio -- Class II
Shares
Pioneer Growth Shares VCT Portfolio --
Class II Shares



GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB

Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

     EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

     EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments,
(c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the CASH SURRENDER VALUE less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract

Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.


                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Market (f/k/a Smith Barney), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), NFP Securities, Inc., and Piper Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

The Contracts feature Portfolios of the Pioneer Variable Contracts Trust as Variable Funding Options. Pioneer Variable Contracts Trust is advised by Pioneer Investment Management Inc. and is distributed by its affiliate, Pioneer Funds Distributor, Inc. ("PFD"). The Company and TDLLC have entered into a distribution arrangement with PFD under which a fee is payable by the Company and TDLLC to PFD based on the amount of new sales each year for providing wholesale distribution support in relation to the Contracts. Pioneer Variable Contracts Trust and PFD have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by PFD (based on average net assets of the Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.


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


VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
--------------------------------------------------------------------------------

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.994               13,810

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)....  2003        1.000           1.225               16,655

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)....  2003        1.000           1.244                   --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.216               33,517

   Franklin Small Cap Fund -- Class 2 Shares (11/03).........  2003        1.000           1.335                   --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2003        1.000           1.338               10,473

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.257                1,293

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.233               29,629

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.413                2,962

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           0.996                8,327

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2003        1.000           1.110                   --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.510                   --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.205               12,289

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.283                   --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.213                5,141

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.154                   --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.153               14,646

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.290                   --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.324               11,380

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.261                   --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.355                7,387

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.285                   --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.089               18,718

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Value VCT Portfolio -- Class II Shares (12/03)....  2003        1.000           1.192                3,492

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03)......................  2003        1.000           1.115               42,640

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.989                 --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)....  2003        1.000           1.219                 --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)....  2003        1.000           1.238                 --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209                 --

   Franklin Small Cap Fund -- Class 2 Shares (11/03).........  2003        1.000           1.328                 --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2003        1.000           1.331                 --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.250                 --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                 --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.406                 --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           0.990                 --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03).  2003        1.000           1.104                 --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.502                 --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.199                 --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                 --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.206                 --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.148                 --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.146                 --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.283                 --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.317                 --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.254                 --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.348                 --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                 --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.084                 --

   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2003        1.000           1.185                 --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                 --


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund - Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.


"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX B
--------------------------------------------------------------------------------

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.994               59,552

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)...   2003        1.000           1.225              102,973

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03)....   2003        1.000           1.244               16,060

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.216              263,583

   Franklin Small Cap Fund -- Class 2 Shares (6/03).........   2003        1.000           1.335              121,712

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.338               46,950

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.257              135,300

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.233              346,877

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.413               96,013

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           0.996               75,439

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.110              107,929

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.510               27,892

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.205              477,856

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.283               11,186

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.213              224,211

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.154               30,996

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.153              987,536

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)...........................................    2003        1.000           1.290               13,806

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)...........................................    2003        1.000           1.324              102,907

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)...........................................    2003        1.000           1.261                7,399

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.355               79,274

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.285                2,996

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.089               73,086

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.192               22,290

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.115               18,372

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.989                   --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)...   2003        1.000           1.219                3,122

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03)....   2003        1.000           1.238                4,414

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209               48,738

   Franklin Small Cap Fund -- Class 2 Shares (6/03).........   2003        1.000           1.328                5,626

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.331                7,245

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.250                3,120

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                9,100

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.406                   --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           0.990                3,447

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.104               53,901

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.502                   --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.199                6,790

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                3,796

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------- ---------------  ------------------
   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.206               37,333

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.148                2,590

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.146              237,615

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.283                   --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.317               15,467

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.254               17,586

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.348               12,994

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                   --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.084               25,087

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.185               11,820

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                3,209


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund - Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

                                   APPENDIX D
--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
              (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON
                        THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.


                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                               The Insurance Company
                               Principal Underwriter
                               Distribution and Principal Underwriting Agreement Valuation of Assets
                               Federal Tax Considerations
                               Independent Accountants
                               Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 3, 2004 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19933S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19933S-TLAC.

Name:
            --------------------------------------
Address:
            --------------------------------------

            --------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

L-19933                                                                May, 2004
                                                                   15420-00-0404

                            TRAVELERS LIFE & ANNUITY
                   PORTFOLIO ARCHITECT II ANNUITY PROSPECTUS:
              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS LIFE & ANNUITY PORTFOLIO ARCHITECT II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund                                         PIMCO VARIABLE INSURANCE TRUST
High Yield Bond Trust                                                Real Return Portfolio Administrative Class
Managed Assets Trust                                                 Total Return Portfolio -- Administrative Class
Money Market Portfolio                                            PUTNAM VARIABLE TRUST
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                 Putnam VT Small Cap Value Fund -- Class IB Shares
   AllianceBernstein Premier Growth Portfolio -- Class B          SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
AMERICAN FUNDS INSURANCE SERIES                                      All Cap Fund -- Class I
   Global Growth Fund -- Class 2 Shares                              Investors Fund -- Class I
   Growth Fund -- Class 2 Shares                                     Large Cap Growth Fund -- Class I
   Growth-Income Fund -- Class 2 Shares                              Small Cap Growth Fund -- Class I
DELAWARE VIP TRUST                                                THE TRAVELERS SERIES TRUST
   Delaware VIP REIT Series -- Standard Class                        Convertible Securities Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                     Disciplined Mid Cap Stock Portfolio
   Appreciation Portfolio -- Initial Shares                          Equity Income Portfolio
   Developing Leaders Portfolio -- Initial Shares                    Federated High Yield Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 Federated Stock Portfolio
   Mutual Shares Securities Fund -- Class 2 Shares                   Large Cap Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares    Lazard International Stock Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares               Merrill Lynch Large Cap Core Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares                MFS Emerging Growth Portfolio
GREENWICH STREET SERIES FUND                                         MFS Mid Cap Growth Portfolio
   Equity Index Portfolio -- Class II Shares                         MFS Value Portfolio
   Salomon Brothers Variable Aggressive Growth Fund                  Pioneer Fund Portfolio
     -- Class I Shares(1)                                            Social Awareness Stock Portfolio
   Salomon Brothers Variable Growth & Income Fund                    Travelers Quality Bond Portfolio
     -- Class I Shares                                               U.S. Government Securities Portfolio
JANUS ASPEN SERIES                                                TRAVELERS SERIES FUND INC.
   Global Technology Portfolio -- Service Shares                     AIM Capital Appreciation Portfolio
LAZARD RETIREMENT SERIES, INC.                                       MFS Total Return Portfolio
   Lazard Retirement Small Cap Portfolio                             Pioneer Strategic Income Portfolio(3)
LORD ABBETT SERIES FUND, INC.                                        SB Adjustable Rate Income Portfolio -- Class I
   Growth and Income Portfolio                                       Strategic Equity Portfolio
   Mid-Cap Value Portfolio                                        VAN KAMPEN LIFE INVESTMENT TRUST
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.                            Comstock Portfolio Class II Shares
   Merrill Lynch Global Allocation V.I. Fund -- Class III         VARIABLE INSURANCE PRODUCTS FUND II
   Merrill Lynch Small Cap Value V.I. Fund -- Class III              Contrafund(R)Portfolio -- Service Class 2
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                VARIABLE INSURANCE PRODUCTS FUND III
   Oppenheimer Main Street Fund/VA -- Service Shares(2)              Dynamic Capital Appreciation Portfolio -- Service Class 2
                                                                     Mid Cap Portfolio -- Service Class 2
--------------
(1) Formerly Salomon Brothers Variable Emerging Growth            (3) Formerly Putnam Diversified Income Portfolio
    Fund
(2) Formerly Oppenheimer Main Street Growth & Income
    Fund/VA -- Service Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004

                                TABLE OF CONTENTS

Glossary...............................................     3    The Annuity Period.................................    45
Summary................................................     5       Maturity Date...................................    45
Fee Table..............................................     9       Allocation of Annuity...........................    45
Condensed Financial Information........................    16       Variable Annuity................................    45
The Annuity Contract...................................    16       Fixed Annuity...................................    46
   Contract Owner Inquiries............................    17    Payment Options....................................    46
   Purchase Payments...................................    17       Election of Options.............................    46
   Accumulation Units..................................    17       Annuity Options.................................    47
   The Variable Funding Options........................    17       Variable Liquidity Benefit .....................    47
The Fixed Account......................................    24    Miscellaneous Contract Provisions..................    47
Charges and Deductions.................................    24       Right to Return.................................    47
   General.............................................    24       Termination.....................................    48
   Withdrawal Charge...................................    25       Required Reports................................    48
   Free Withdrawal Allowance...........................    25       Suspension of Payments..........................    48
   Administrative Charges..............................    25    The Separate Accounts..............................    48
   Mortality and Expense Risk Charge...................    26       Performance Information.........................    49
   Enhanced Stepped-Up Provision Charge................    26    Federal Tax Considerations.........................    49
   Guaranteed Minimum Withdrawal Benefit                            General Taxation of Annuities...................    49
    Charge.............................................    26       Types of Contracts: Qualified
   Guaranteed Minimum Accumulation Benefit                            and Non-qualified.............................    50
    Charge.............................................    26       Qualified Annuity Contracts.....................    50
   Variable Liquidity Benefit Charge...................    26         Taxation of Qualified Annuity Contracts.......    50
   Transfer Charge.....................................    26         Mandatory Distributions for
   Variable Funding Option Expenses....................    27           Qualified Plans.............................    50
   Premium Tax.........................................    27       Non-qualified Annuity Contracts.................    50
   Changes in Taxes Based upon                                        Diversification Requirements for
     Premium or Value..................................    27           Variable Annuities..........................    51
Transfers..............................................    27         Ownership of the Investments..................    51
   Dollar Cost Averaging...............................    28         Taxation of Death Benefit Proceeds............    51
Access to Your Money...................................    29       Other Tax Considerations........................    52
   Systematic Withdrawals..............................    29         Treatment of Charges for Optional
   Managed Distribution Program........................    29           Benefits....................................    52
   Loans...............................................    29         Penalty Tax for Premature Distribution........    52
Ownership Provisions...................................    30         Puerto Rico Tax Considerations................    52
   Types of Ownership..................................    30         Non-Resident Aliens...........................    52
     Contract Owner....................................    30    Other Information..................................    52
     Beneficiary.......................................    30       The Insurance Companies.........................    52
     Annuitant.........................................    30       Financial Statements............................    53
Death Benefit..........................................    31       Distribution of Variable Annuity Contracts......    53
   Death Proceeds before the Maturity Date.............    31       Conformity with State and Federal Laws..........    54
   Enhanced Stepped-Up Provision.......................    33       Voting Rights...................................    54
   Payment of Proceeds.................................    34       Restrictions on Financial Transactions..........    55
   Spousal Contract Continuance........................    35       Legal Proceedings and Opinions..................    55
   Beneficiary Contract Continuance....................    35    Appendix A: Condensed Financial
   Planned Death Benefit...............................    36       Information for Travelers Insurance
   Death Proceeds after the Maturity Date..............    36         Company: Separate Account Thirteen............   A-1
 Living Benefits.......................................    36    Appendix B: Condensed Financial
   Guaranteed Minimum Withdrawal Benefit...............    36       Information for Travelers Life and Annuity
   Guaranteed Minimum Accumulation Benefit.............    36         Company: Separate Account Fourteen............   B-1
                                                                 Appendix C: The Fixed Account......................   C-1
                                                                 Appendix D: Waiver of Withdrawal Charge
                                                                    for Nursing Home Confinement....................   D-1
                                                                 Appendix E: Contents of the Statement of
                                                                    Additional Information..........................   E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                            TRAVELERS LIFE & ANNUITY
                         PORTFOLIO ARCHITECT II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.30% for the Standard Death Benefit, 1.40% for the Step-Up Death Benefit, and 1.60% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in Contract Year seven and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       O AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected..

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

       o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

       o GUARANTEED MINIMUM WITHDRAWAL BENEFIT. ("PRINCIPAL GUARANTEE") For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

       o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                   FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE..............................6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      TRANSFER CHARGE...............................$10(2)
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE..............6%(3)
      (as a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE.........$30(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

           YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
-------------------------------------------------------- -----------------------
  GREATER THAN OR EQUAL TO            BUT LESS THAN
           0 years                       2 years                    6%
           2 years                       4 years                    5%
           4 years                       5 years                    4%
           5 years                       6 years                    3%
           6 years                       7 years                    2%
          7 + years                                                 0%

(2)  We do not currently assess the transfer charge.
(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.
(4) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

         YEARS SINCE INITIAL PURCHASE PAYMENT               WITHDRAWAL CHARGE
-------------------------------------------------------- -----------------------
  GREATER THAN OR EQUAL TO            BUT LESS THAN
           0 years                       2 years                    6%
           2 years                       4 years                    5%
           4 years                       5 years                    4%
           5 years                       6 years                    3%
           6 years                       7 years                    2%
          7 + years                                                 0%

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.30% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a maximum charge of 0.20% for E.S.P., a 0.50% charge for GMAB, and a maximum charge of 1.00% for GMWB, each an optional feature. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                                            STANDARD DEATH         STEP-UP DEATH           ROLL-UP DEATH
                                                                BENEFIT               BENEFIT                 BENEFIT
                                                         ---------------------- ---------------------- ----------------------
Mortality and Expense Risk Charge.....................           1.30%                  1.40%                  1.60%
Administrative Expense Charge.........................           0.15%                  0.15%                  0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO
OPTIONAL FEATURES SELECTED............................           1.45%                  1.55%                  1.75%
Optional E.S.P. Charge................................           0.20%                  0.20%                  0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P.
ONLY SELECTED.........................................           1.65%                  1.75%                  1.95%
Optional GMAB Charge..................................           0.50%                  0.50%                  0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
SELECTED..............................................           1.95%                  2.05%                  2.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
GMAB SELECTED(5) .....................................           2.15%                  2.25%                  2.45%
Maximum Optional GMWB Charge..........................           1.00%(6)               1.00%(6)               1.00%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB ONLY
SELECTED..............................................           2.45%                  2.55%                  2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
GMWB SELECTED.........................................           2.65%                  2.75%                  2.95%

--------------
(5)  GMAB and GMWB cannot both be elected.
(6)  The current charge for GMWB is 0.40%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2003 (UNLESS OTHERWISE INDICATED):
The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.42%                          4.73%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                DISTRIBUTION                            CONTRACTUAL FEE        NET TOTAL
                                                   AND/OR                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT    SERVICE (12b-1)   OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT          EXPENSES
------------------             -------------  --------------- ----------  ------------- -----------------  ----------------
Capital Appreciation Fund.....      0.75%           --           0.07%       0.82%            --                 0.82%(16)
High Yield Bond Trust.........      0.52%           --           0.13%       0.65%            --                 0.65%(1)
Managed Assets Trust..........      0.50%           --           0.09%       0.59%            --                 0.59%(16)
Money Market Portfolio........      0.32%           --           0.10%       0.42%            --                 0.42%(2)
ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES FUND, INC.
   AllianceBernstein Premier
     Growth Portfolio --
     Class B*.................      1.00%          0.25%         0.05%       1.30%           0.25%               1.05%(3)
AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund --
     Class 2 Shares*..........      0.66%          0.25%         0.04%       0.95%            --                 0.95%
   Growth Fund -- Class 2
     Shares*..................      0.37%          0.25%         0.02%       0.64%            --                 0.64%
   Growth-Income Fund --
     Class 2 Shares*..........      0.33%          0.25%         0.01%       0.59%            --                 0.59%
DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class...........      0.75%           --           0.11%       0.86%            --                 0.86%(4)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio --
     Initial Shares...........      0.75%           --           0.05%       0.80%            --                 0.80%
   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%           --           0.07%       0.82%            --                 0.82%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Mutual Shares Securities
     Fund -- Class 2 Shares*..      0.60%          0.25%         0.20%       1.05%            --                 1.05%(5)
   Templeton Developing
     Markets Securities Fund
    -- Class 2 Shares*........      1.25%          0.25%         0.30%       1.80%            --                 1.80%
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.69%          0.25%         0.22%       1.16%           0.04%               1.12%(6)
   Templeton Growth
     Securities Fund -- Class
     2 Shares*................      0.81%          0.25%         0.07%       1.13%            --                 1.13%(7)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class II Shares*.........      0.31%          0.25%         0.04%       0.60%            --                 0.60%
   Salomon Brothers Variable
     Aggressive Growth Fund --
     Class I Shares...........      0.95%           --           0.61%       1.56%            --                 1.56%
   Salomon Brothers Variable
     Growth & Income Fund --
     Class I Shares...........      0.65%           --           0.62%       1.27%            --                 1.27%
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares*+.........      0.65%          0.25%         0.02%       0.92%            --                 0.92%
   Global Life Sciences
     Portfolio -- Service
     Shares*+.................      0.65%          0.25%         0.32%       1.22%            --                 1.22%
   Global Technology
     Portfolio -- Service
     Shares*..................      0.65%          0.25%         0.20%       1.10%            --                 1.10%
   Worldwide Growth Portfolio
    -- Service Shares*+.......      0.65%          0.25%         0.06%       0.96%            --                 0.96%

                                                DISTRIBUTION                            CONTRACTUAL FEE        NET TOTAL
                                                   AND/OR                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT    SERVICE (12b-1)   OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT          EXPENSES
------------------             -------------  --------------- ----------  ------------- -----------------  ----------------
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small
     Cap Portfolio*...........      0.75%          0.25%         0.42%       1.42%           0.17%               1.25%(8)
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio      0.50%           --           0.35%       0.85%            --                 0.85%
   Mid-Cap Value Portfolio....      0.75%           --           0.33%       1.08%            --                 1.08%
MERRILL LYNCH VARIABLE SERIES
   FUNDS, INC.
   Merrill Lynch Global
     Allocation V.I. Fund --
     Class III*...............      0.65%          0.25%         0.18%       1.08%            --                 1.08%
   Merrill Lynch Small Cap
     Value V.I. Fund -- Class
     III*.....................      0.75%          0.25%         0.08%       1.08%            --                 1.08%
OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
   Oppenheimer Main Street
     Fund/VA -- Service Shares*     0.68%          0.25%         0.03%       0.96%            --                 0.96%
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%               0.65%(9)
   Total Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%               0.65%(10)
PUTNAM VARIABLE TRUST
   Putnam VT International
     Equity Fund -- Class IB
     Shares*+.................      0.77%          0.25%         0.22%       1.24%            --                 1.24%(11)
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.      0.80%          0.25%         0.12%       1.17%            --                 1.17%(11)
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I....      0.85%           --           0.13%       0.98%            --                 0.98%
   Investors Fund -- Class I..      0.70%           --           0.12%       0.82%            --                 0.82%
   Large Cap Growth Fund --
     Class I..................      0.75%           --           3.98%       4.73%            --                --(23)
   Small Cap Growth Fund --
     Class I..................      0.75%           --           0.51%       1.26%            --                 1.26%
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%           --           0.18%       0.78%            --                 0.78%(12)
   Disciplined Mid Cap Stock
     Portfolio................      0.70%           --           0.12%       0.82%            --                 0.82%(13)
   Equity Income Portfolio....      0.75%           --           0.12%       0.87%            --                 0.87%(13)
   Federated High Yield
     Portfolio................      0.65%           --           0.25%       0.90%            --                 0.90%(13)
   Federated Stock Portfolio..      0.63%           --           0.28%       0.91%            --                 0.91%(13)
   Large Cap Portfolio........      0.75%           --           0.11%       0.86%            --                 0.86%(13)
   Lazard International Stock
     Portfolio................      0.83%           --           0.17%       1.00%            --                 1.00%(16)
   Merrill Lynch Large Cap
     Core Portfolio...........      0.80%           --           0.19%       0.99%            --                 0.99%(14)
   MFS Emerging Growth
     Portfolio................      0.75%           --           0.14%       0.89%            --                 0.89%(13)
   MFS Mid Cap Growth
     Portfolio................      0.80%           --           0.12%       0.92%            --                 0.92%(14)
   MFS Value Portfolio........      0.75%           --           0.33%       1.08%            --                --(23)

                                                DISTRIBUTION                            CONTRACTUAL FEE        NET TOTAL
                                                   AND/OR                 TOTAL ANNUAL       WAIVER             ANNUAL
                                 MANAGEMENT    SERVICE (12b-1)   OTHER     OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT          EXPENSES
------------------             -------------  --------------- ----------  ------------- -----------------  ----------------
   Pioneer Fund Portfolio.....      0.72%           --           0.40%       1.12%            --                 1.12%(15)
   Social Awareness Stock
     Portfolio................      0.62%           --           0.16%       0.78%            --                 0.78%(16)
   Travelers Quality Bond
     Portfolio................      0.32%           --           0.11%       0.43%            --                 0.43%(17)
   U.S. Government Securities
     Portfolio................      0.32%           --           0.10%       0.42%            --                 0.42%(16)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio................      0.80%           --           0.05%       0.85%            --                 0.85%
   MFS Total Return Portfolio.      0.80%           --           0.02%       0.82%            --                 0.82%
   Pioneer Strategic Income
     Portfolio................      0.75%           --           0.25%       1.00%            --                 1.00%
   SB Adjustable Rate Income
     Portfolio -- Class I*....      0.60%          0.25%         3.87%       4.72%           3.72%               1.00%(18)
   Strategic Equity Portfolio.      0.80%           --           0.04%       0.84%            --                 0.84%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio -- Class
     II Shares*...............      0.60%          0.25%         0.05%       0.90%            --                 0.90%
   Enterprise Portfolio --
     Class II Shares*+........      0.50%          0.25%         0.14%       0.89%            --                 --(19),(23)
VARIABLE INSURANCE PRODUCTS
   FUND II
   Contrafund(R)Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.10%       0.93%            --                 --(20),(23)
VARIABLE INSURANCE PRODUCTS
   FUND III
   Dynamic Capital
     Appreciation Portfolio --
     Service Class 2*.........      0.58%          0.25%         1.27%       2.10%            --                 --(21),(23)
   Mid Cap Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.12%       0.95%            --                 --(22),(23)

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
+    Closed to new investors.

NOTES

(1) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(2) Fund has a voluntary waiver of 0.40%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.
(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.
(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(6) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).
(7) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(8) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2004 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.
(9) Other Expenses reflect a 0.25% administrative fee, the class' pro rata Trustees' fees, and interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.
(10) Other Expenses reflect a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(11) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.
(12) Fund has a voluntary waiver of 0.80%. Other Expenses include a 0.06% administrative services fee the Fund pays to Travelers Insurance Company.
(13) Fund has a voluntary waiver of 0.95%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(14) Fund has a voluntary waiver of 1.00%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(15) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(16) Fund has a voluntary waiver of 1.25%. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.
(17) Fund has a voluntary waiver of 0.75%. Other Expenses include a 0.06% administrative services fee the Fund pays to Travelers Insurance Company.
(18) Pursuant to an agreement, the Investment Advisor has agreed, for the period of one year, commencing November 1, 2003, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%.
(19) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .85%. For the year ended December 31, 2003, the Adviser waived $57,431 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
(20) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.
(21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 1.15%. The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.25%. The expense ratio shown reflects the expense cap in effect at period end. This arrangement can be discontinued by the fund's manager at any time.
(22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.
(23) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                              VOLUNTARY FEE
                                                                              WAIVER AND/OR
                                                                                 EXPENSE             NET TOTAL ANNUAL
      FUNDING OPTION                                                          REIMBURSEMENT         OPERATING EXPENSES
      ----------------                                                    ----------------------  -----------------------
      Salomon Brothers Variable Series Funds Inc: Large Cap Growth Fund
      -- Class I........................................................          3.73%                   1.00%
      The Travelers Series Trust: MFS Value Portfolio...................          0.08%                   1.00%
      Van Kampen Life Investment Trust: Enterprise Portfolio Class II
      Shares............................................................          0.04%                   0.85%
      Variable Insurance Products Fund II: Contrafund(R)Portfolio --
      Service Class 2...................................................          0.03%                   0.90%
      Variable Insurance Products Fund III : Dynamic Capital
      Appreciation Portfolio -- Service Class 2.........................          0.95%                   1.15%
      Variable Insurance Products Fund III: Mid Cap Portfolio -- Service
      Class 2...........................................................          0.02%                   0.93%

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).

                                           IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                      OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                           ---------------------------------------  ---------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                           -------- --------- --------- ----------  --------- --------  --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1359      2717      3997      6734        759      2217      3597       6734
Underlying Fund with Minimum Total
Annual Operating Expenses..............      941      1541      2163      3672        341      1041      1763       3672

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).

                                           IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                      OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                           ---------------------------------------  ---------------------------------------
FUNDING OPTION                             1 YEAR   3 YEARS   5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                           -------- --------- --------- ----------  --------- --------  --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1302      2563      3767      6395        702      2063      3367       6395
Underlying Fund with Minimum Total
Annual Operating Expenses..............      882      1364      1872      3115        282       864      1472       3115

EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                          IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN               ANNUITIZED AT THE END OF PERIOD SHOWN
                                          ---------------------------------------  ---------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS  5 YEARS   10 YEARS     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          --------  -------- --------- ----------  --------- --------- --------  ---------
Underlying Fund with Maximum Total
Annual Operating Expenses..............     1312      2589      3806      6453        712       2089     3406       6453
Underlying Fund with Minimum Total
Annual Operating Expenses..............      892      1394      1921      3210        292       894      1521       3210

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Travelers Life & Annuity Portfolio Architect II Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                             MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
              DEATH BENEFIT/OPTIONAL FEATURE                          ANNUITANT ON THE CONTRACT DATE
     -------------------------------------------------   ---------------------------------------------------------
     Deferred Annual Step Up Death Benefit
     (Standard Death Benefit)                                                      75
     Step Up Death Benefit                                                         85
     5% Roll Up Death Benefit                                                      75
     Enhanced Stepped-Up Provision (E.S.P)                                         75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds.

You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.

High Yield Bond Trust                      Seeks high current income. The Fund         TAMIC
                                           normally invests in below
                                           investment-grade bonds and debt
                                           securities.

Managed Assets Trust                       Seeks high total return. The Fund           TAMIC
                                           normally invests in equities,               Subadviser: Travelers Investment
                                           convertible and fixed-income                Management Company ("TIMCO")
                                           securities. The Fund's policy is to
                                           allocate investments among asset
                                           classes.

Money Market Portfolio                     Seeks high current return with              TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund           Alliance Capital Management L.P.
     Portfolio -- Class B                  normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.

AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.      CRM
                                           The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks long term capital growth              The Dreyfus Corporation
     Appreciation Portfolio -- Initial     consistent with the preservation of         ("Dreyfus")
     Shares                                capital. Current income is a secondary      Subadviser: Fayez Sarofim & Co.
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund --     Seeks to maximize capital                   Dreyfus
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Mutual Shares Securities Fund --        Seeks capital appreciation. Income is       Franklin Mutual Advisers, LLC
     Class 2 Shares                        a secondary objective. The Fund
                                           normally invests in equity securities
                                           of companies believed to be
                                           undervalued.

   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.

   Templeton Foreign Securities Fund       Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
    -- Class 2 Shares                      Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Growth Securities Fund --     Seeks long-term capital growth. The         Templeton Global Advisors Limited
     Class 2 Shares                        Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class II      Seeks investment results that, before       TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Salomon Brothers Variable               Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
     Aggressive Growth Fund -- Class I     normally invests in common stocks of        ("SBAM")
     Shares                                companies that the manager believes
                                           are experiencing or will experience
                                           growth in earnings and/or cash flow
                                           that exceeds the average rate of
                                           earnings growth of the companies that
                                           comprise the S&P 500. The Fund may
                                           invest in the securities of large,
                                           well-known companies, but a
                                           significant portion of Fund assets
                                           may also be invested in small to
                                           medium sized companies.

   Salomon Brothers Variable Growth &      Seeks income and long-term capital          SBAM
     Income Fund -- Class I Shares         growth. The Fund normally invests in
                                           equity securities that provide
                                           dividend or interest income and it
                                           also invests in non-income producing
                                           stocks for potential appreciation in
                                           value.

JANUS ASPEN SERIES
   Balanced Portfolio -- Service           Seeks long term capital growth,             Janus Capital Management Corp.
     Shares+                               consistent with preservation of             LLC ("Janus")
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.

   Global Life Sciences Portfolio --       Seeks long-term growth of capital. The      Janus
     Service Shares+                       Fund normally invests in securities of
                                           companies with a life science (e.g.
                                           health, personal care,
                                           pharmaceuticals) orientation.

   Global Technology Portfolio --          Seeks long-term growth of capital. The      Janus
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner         Janus
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap             Seeks long-term capital appreciation.       Lazard Asset Management, LLC
     Portfolio                             The Fund normally invests in equity
                                           securities, principally common stocks,
                                           of relatively small U.S. companies
                                           that are believed to be undervalued
                                           based on their earnings, cash flow or
                                           asset values.
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio             Seeks long-term growth of capital and       Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund normally
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.

   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                           normally invests in common stocks of
                                           mid-sized companies believed to be
                                           undervalued.

MERRILL LYNCH VARIABLE SERIES FUNDS,
   INC.
   Merrill Lynch Global Allocation         Seeks high total investment return.         Merrill Lynch Investment
     V.I. Fund -- Class III                The Fund normally invests in a              Managers, L.P. ("MLIM")
                                           portfolio of equity, debt and money
                                           market securities, primarily of
                                           corporate and governmental issuers
                                           located in North and South America,
                                           Europe, Australia and the Far East.

   Merrill Lynch Small Cap Value V.I.      Seeks long-term growth of capital. The      MLIM
     Fund -- Class III                     Fund normally invests in common stocks
                                           of small cap companies and emerging
                                           growth companies believed to be
                                           undervalued.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Main Street Fund/VA --      Seeks high total return. The Fund           OppenheimerFunds, Inc.
     Service Shares                        normally invests in common stocks of
                                           U.S. companies and it may invest in
                                           debt securities, as well.

PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management. The
                                           Fund normally invests in
                                           inflation-indexed bonds of varying
                                           maturities issued by the U.S. and
                                           non-U.S. governments or government
                                           sponsored enterprises.

   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.

PUTNAM VARIABLE TRUST
   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+              normally invests in common stocks of        ("Putnam")
                                           companies outside the U S.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund        SBAM
                                           normally invests in common stocks and
                                           their equivalents of companies
                                           believed to be undervalued in the
                                           marketplace.

   Investors Fund -- Class I               Seeks long term growth of capital.          SBAM
                                           Secondarily seeks current income. The
                                           Fund normally invests in common stocks
                                           of established companies.

   Large Cap Growth Fund -- Class I        Seeks long-term growth of capital.          SBAM
                                           The Fund normally invests in equity
                                           securities of companies with large
                                           market capitalizations.

   Small Cap Growth Fund -- Class I        Seeks long term growth of capital. The      SBAM
                                           Fund normally invests in equity
                                           securities of companies with small
                                           market capitalizations.

THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital            TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: TIMCO
                                           securities of companies with
                                           mid-size market capitalizations.

   Equity Income Portfolio                 Seeks reasonable income. The Fund           TAMIC
                                           normally invests in equity securities       Subadviser: Fidelity Management &
                                           with a focus on income producing            Research Company ("FMR")
                                           equities.

   Federated High Yield Portfolio          Seeks high current income. The Fund         TAMIC
                                           normally invests in below                   Subadviser: Federated Investment
                                           investment-grade bonds and debt             Management Company (`Federated")
                                           securities.

   Federated Stock Portfolio               Seeks growth of income and capital.         TAMIC
                                           The Fund normally invests in equity         Subadviser: Federated Equity
                                           securities that are selected on the         Management Company of Pennsylvania
                                           basis of traditional research
                                           techniques.

   Large Cap Portfolio                     Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in the                Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Lazard International Stock              Seeks capital appreciation. The Fund        TAMIC
     Portfolio                             normally invests in equity securities       Subadviser: Lazard Asset
                                           of non-U.S. domiciled companies             Management
                                           located in developed markets.

   Merrill Lynch Large Cap Core            Seeks long-term capital growth. The         TAMIC
     Portfolio                             Fund normally invests in a diversified      Subadviser: MLIM
                                           portfolio of equity securities of
                                           large cap companies located in the
                                           United States.

   MFS Emerging Growth Portfolio           Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in common stock       Subadviser: Massachusetts
                                           and related securities of emerging          Financial Services ("MFS")
                                           growth companies.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.

   MFS Value Portfolio                     Seeks capital appreciation and              TAMIC
                                           reasonable income. The Fund normally        Subadviser: MFS
                                           invests in income producing equity
                                           securities of companies believed to be
                                           undervalued in the market.

   Pioneer Fund Portfolio                  Seeks reasonable income and capital         TAMIC
                                           growth. The Fund normally invests in        Subadviser: Pioneer Investment
                                           equity securities that are carefully        Management Inc.
                                           selected, reasonably priced securities.

                                                         INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Social Awareness Stock Portfolio        Seeks long term capital appreciation        Smith Barney Fund Management LLC
                                           and retention of net investment             ("SBFM")
                                           income. The Fund normally invests in
                                           equity securities. The Fund seeks
                                           companies that meet certain
                                           investment criteria and social
                                           criteria.

   Travelers Quality Bond Portfolio        Seeks current income and total return       TAMIC
                                           with moderate capital volatility. The
                                           Fund normally invests in investment-grade
                                           bonds and debt securities.

   U.S. Government Securities              Seeks current income, total return and      TAMIC
     Portfolio                             high credit quality. The Fund normally
                                           invests in securities issued or
                                           guaranteed by the U.S. Government, its
                                           agencies or instrumentalities.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                           normally invests in common stocks of        ("TIA")
                                           companies that are likely to benefit        Subadviser: AIM Capital
                                           from new products, services or              Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio      Seeks high current income consistent        TIA
                                           with preservation of capital. The Fund      Subadviser: Putnam
                                           normally invests in debt securities of
                                           U.S. and foreign governments and
                                           corporations.

   SB Adjustable Rate Income               Seeks high current income and to limit      SBFM
     Portfolio - Class I                   the degree of fluctuation of its net
                                           asset value resulting from movements
                                           in interest rates. The Fund normally
                                           invests in adjustable rate
                                           securities.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund        TIA
                                           normally invests in the equity              Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares      Seeks capital growth and income. The        Van Kampen Asset Management Inc.
                                           Fund normally invests in common and         ("Van Kampen")
                                           preferred stocks, and convertible
                                           securities, of well established
                                           undervalued companies.

   Enterprise Portfolio Class II           Seeks capital appreciation. The Fund        Van Kampen
     Shares+                               normally invests in common stocks of
                                           companies believed to have
                                           above-average potential for capital
                                           appreciation.

VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio -- Service       Seeks long term capital appreciation.       FMR
     Class 2                               The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation            Seeks capital appreciation. The Fund        FMR
     Portfolio -- Service Class 2          normally invests in growth and/or
                                           value common stocks of domestic and
                                           foreign issuers.

   Mid Cap Portfolio -- Service Class 2    Seeks long term growth of capital. The      FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

--------------
+    Closed to new investors.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     o administration of the annuity options available under the Contracts, and

     o    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     o sales and marketing expenses including commission payments to your sales agent, and

     o    other costs of doing business

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     o that the amount of the death benefit will be greater than the Contract Value, and

     o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

           YEARS SINCE PURCHASE PAYMENT MADE                WITHDRAWAL CHARGE
   -----------------------------------------------        ----------------------
         GREATER THAN OR EQUAL TO    BUT LESS THAN
                 0 years                2 years                    6%
                 2 years                4 years                    5%
                 4 years                5 years                    4%
                 5 years                6 years                    3%
                 6 years                7 years                    2%
                7 + years                                          0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     o    if a lifetime annuity payout has begun

     o if you elect Annuity Payments for a fixed period of at least five year's duration, or

     o    under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge is 1.30% annually. If you choose the Step-Up Death Benefit, the M&E charge is 1.40% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.60% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase. We will assess the charge as a percentage of the total benefit received as follows:

     YEARS SINCE INITIAL PURCHASE PAYMENT               WITHDRAWAL CHARGE
 ----------------------------------------------    ----------------------------
   GREATER THAN OR EQUAL TO     BUT LESS THAN

            0 years                2 years                      6%
            2 years                4 years                      5%
            4 years                5 years                      4%
            5 years                6 years                      3%
            6 years                7 years                      2%
           7+ years                                             0%

Please refer to "Payment Options" for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special

DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase PAYMENTS.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     o    the death benefit will not be payable upon the Annuitant's death;

     o    the Contingent Annuitant becomes the Annuitant; and

     o    all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see "The Annuity
Contract".)

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEFERRED ANNUAL STEP-UP (STANDARD DEATH BENEFIT)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2)  your adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

STEP-UP DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2)  your Adjusted Purchase Payment (see below) or*

     (3)  the Step-Up Value (if any, as described below)

ROLL-UP DEATH BENEFIT

------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death             o  the Contract Value of the Death Report Date;
benefit will be the greatest of:                           o  your Adjusted Purchase Payment (see below)*;
                                                           o  the Step-Up Value, if any, as described below
                                                           o  the Roll-Up Death Benefit Value (as described below)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies on or after age 80, the death        o  the Contract Value on the Death Report Date;
benefit will be the greatest of:                           o  your Adjusted Purchase Payment (see below)* or
                                                           o  the Step-Up Value, if any, as described below, or
                                                           o  the Roll-Up Death Benefit Value (as described below) on the Annuitant's 80th birthday, plus any additional
                                                              Purchase Payments and minus any partial surrender
                                                              reductions (as described below) that occur after the
                                                              Annuitant's 80th birthday.
------------------------------------------------------------------------------------------------------------------------

* If you have elected the GMWB Rider (Principal Guarantee) your Adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE (FOR STANDARD DEATH BENEFIT)

The Step-Up Value will initially equal the Contract Value on the seventh Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the Annuitant's 80th birthday is before the seventh Contract Date anniversary, there is no Step-Up Value

STEP-UP VALUE (FOR STEP-UP AND ROLL-UP DEATH BENEFITS)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b)   is any Purchase Payment made during the previous Contract Year

     c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     b) is any Purchase Payment made since the previous Contract Date anniversary

     c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
   BEFORE THE MATURITY DATE,                  THE COMPANY WILL                                                   PAYOUT RULES
     UPON THE DEATH OF THE                  PAY THE PROCEEDS TO:          UNLESS. . .                            APPLY*
----------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)          The beneficiary (ies), or       Unless the beneficiary elects to       Yes
(WITH NO JOINT OWNER)                     if none, to the CONTRACT        continue the Contract rather than
                                          OWNER'S estate.                 receive the distribution.
----------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT) (WITH        The beneficiary (ies), or       Unless the beneficiary elects to       Yes
NO JOINT OWNER)                           if none, to the CONTRACT        continue the Contract rather than
                                          OWNER'S estate.                 receive the distribution.
----------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS NOT       The surviving joint owner.                                             Yes
THE ANNUITANT)
----------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS THE       The beneficiary (ies), or,      Unless the beneficiary elects to       Yes
ANNUITANT)                                if none, to the surviving       continue the Contract rather than
                                          joint owner.                    receive a distribution.
----------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT THE       The surviving joint owner.      Unless the spousal beneficiary         Yes
ANNUITANT)                                                                elects to continue the Contract.
----------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE           The beneficiary (ies), or       Unless the spouse elects to            Yes
ANNUITANT)                                if none, to the surviving       continue the Contract.
                                          joint owner
                                                                          A spouse who is not the
                                                                          beneficiary may decline to
                                                                          receive the proceeds or to
                                                                          continue the Contract and
                                                                          instruct the Company to pay the
                                                                          beneficiary.
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE CONTRACT        The beneficiary (ies), or       Unless the beneficiary elects to       Yes
OWNER)                                    if none, to the CONTRACT        continue the Contract rather than
                                          OWNER.                          receive the distribution.

                                                                          Or, if there is a CONTINGENT
                                                                          ANNUITANT, then the CONTINGENT
                                                                          ANNUITANT becomes the ANNUITANT
                                                                          and the Contract continues in
                                                                          effect (generally using the
                                                                          original MATURITY DATE). The
                                                                          proceeds will then be paid upon
                                                                          the death of the CONTINGENT
                                                                          ANNUITANT or owner.
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT  (WHO IS THE CONTRACT OWNER)    See death of "owner who is                                             Yes
                                          the ANNUITANT" above.
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A               The beneficiary (ies), or                                              Yes (Death of
NON-NATURAL ENTITY/TRUST)                 if none, to the owner.                                                 ANNUITANT is
                                                                                                                 treated as
                                                                                                                 death of the
                                                                                                                 owner in these
                                                                                                                 circumstances.)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
   BEFORE THE MATURITY DATE,                  THE COMPANY WILL                                                   PAYOUT RULES
     UPON THE DEATH OF THE                  PAY THE PROCEEDS TO:          UNLESS. . .                            APPLY*
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING            No death proceeds are                                                  N/A
ANNUITANT IS STILL ALIVE)                 payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                               No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                    No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------

                                            QUALIFIED CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
   BEFORE THE MATURITY DATE,                  THE COMPANY WILL                                                   PAYOUT RULES
     UPON THE DEATH OF THE                  PAY THE PROCEEDS TO:          UNLESS. . .                            APPLY*
----------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                           The beneficiary (ies), or       Unless the beneficiary elects to       Yes
                                          if none, to the CONTRACT        continue the Contract rather than
                                          OWNER'S estate.                 receive a distribution.
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                               No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                    No death proceeds are                                                  N/A
                                          payable; Contract
                                          continues.
----------------------------------------------------------------------------------------------------------------------------------

------------------------
     * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     o    transfer ownership;

     o    take a loan; or

     o    make additional Purchase Payments.

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

     o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, and a withdrawal of $10,000 is taken in Contract Year two:

-----------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                               CONTRACT
                        VALUE             RBB                AWB (5%)          VALUE            RBB               AWB (5%)
-----------------------------------------------------------------------------------------------------------------------------------
  VALUES AS OF
-----------------------------------------------------------------------------------------------------------------------------------
  CONTRACT DATE        $100,000         $100,000              $5,000         $100,000         $100,000             $5,000
-----------------------------------------------------------------------------------------------------------------------------------
  IMMEDIATELY PRIOR
  TO WITHDRAWAL,
  CONTRACT YEAR TWO    $115,000         $100,000              $5,000          $85,000         $100,000             $5,000
-----------------------------------------------------------------------------------------------------------------------------------
  IMMEDIATELY AFTER                     $91,304               $4,565                          $88,235              $4,412
  WITHDRAWAL,                     [100,000 - (100,000     [5,000 - (5,000               [100,000 - (100,000    [5,000 - (5,000
  CONTRACT YEAR TWO    $105,000   x 10,000/115,000)]    x 10,000/115,000)]    $75,000    x 10,000/85,000)]   x 10,000/85,000)]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN VALUE
  DUE TO WITHDRAWAL
  (PARTIAL
  SURRENDER
  REDUCTION)           $10,000           $8,696                $435           $10,000         $11,765               $58811
-----------------------------------------------------------------------------------------------------------------------------------

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF JUNE 14, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider

Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

     o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal.

          When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                     ----------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                 BASE
                                         CALCULATION                                          CALCULATION
                      CONTRACT VALUE        AMOUNT        BENEFIT BASE     CONTRACT VALUE        AMOUNT         BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                              $15,000(2)
-------------------------------------------------------------------------------------------------------------------------------

--------------
 (1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
 (2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

                             EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT
                     ----------------------------------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
-------------------------------------------------------------------------------------------------------------------------------
                                                              BASE                                                  BASE
                                           PURCHASE        CALCULATION                          PURCHASE        CALCULATION
                      CONTRACT VALUE       PAYMENT           AMOUNT        CONTRACT VALUE       PAYMENT            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------------------------------------------------------------------------------------------------------------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000          $90,000               $10,000               $8,696               $10,000
-------------------------------------------------------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE

-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                 $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                     $75,000          $88,235               $10,000              $11,765               $11,765
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

     o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.

                        CLASS A SUBACCOUNTS/UNDERLYING FUNDS                               CLASS B SUBACCOUNTS/ UNDERLYING
                                                                                                        FUNDS

Capital Appreciation Fund                   MERRILL LYNCH VARIABLE SERIES FUNDS,         High Yield Bond Trust
Managed Assets Trust                        INC.                                         Money Market Portfolio (Travelers)
ALLIANCEBERNSTEIN VARIABLE PRODUCT          Merrill Lynch Global Allocation V.I.         PIMCO VARIABLE INSURANCE TRUST
SERIES FUND, INC.                           Fund -- Class III Shares                     Real Return Portfolio --
AllianceBernstein Premier Growth            Merrill Lynch Small Cap Value V.I. Fund      Administrative Class
Portfolio -- Class B                        -- Class III Shares                          Total Return Portfolio --
AMERICAN FUNDS INSURANCE SERIES             OPPENHEIMER VARIABLE ACCOUNT FUNDS           Administrative Class
Global Growth Fund -- Class 2 Shares        Oppenheimer Main Street Fund/VA --           THE TRAVELERS SERIES TRUST
Growth Fund -- Class 2 Shares               Service Shares                               Federated High Yield Portfolio
Growth-Income Fund -- Class 2 Shares        PUTNAM VARIABLE TRUST                        Pioneer Strategic Income Portfolio
DELAWARE VIP TRUST                          Putnam VT Small Cap Value Fund --            Travelers Quality Bond Portfolio
Delaware VIP REIT Series-Standard Class     Class IB Shares                              U.S. Government Securities
DREYFUS VARIABLE INVESTMENT FUND            SALOMON BROTHERS VARIABLE SERIES FUNDS       Portfolio
Appreciation Portfolio -- Initial Shares    INC.                                         TRAVELERS SERIES FUND INC.
Developing Leaders Portfolio --             All Cap Fund -- Class I                      SB Adjustable Rate Income
Initial Shares                              Investors Fund -- Class I                    Portfolio -- Class I Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE       Large Cap Growth Fund -- Class I
PRODUCTS TRUST                              Small Cap Growth Fund -- Class I
Mutual Shares Securities Fund -- Class      THE TRAVELERS SERIES TRUST
2 Shares                                    Convertible Securities Portfolio
Templeton Developing Markets                Disciplined Mid Cap Stock Portfolio
Securities Fund -- Class 2 Shares           Equity Income Portfolio
Templeton Foreign Securities Fund --        Federated Stock Portfolio
Class 2                                     Large Cap Portfolio
Templeton Growth Securities Fund --         Lazard International Stock Portfolio
Class 2 Shares                              MFS Emerging Growth Portfolio
GREENWICH STREET SERIES FUND                MFS Mid Cap Growth Portfolio
Equity Index Portfolio -- Class II          MFS Value Portfolio
Shares                                      Merrill Lynch Large Cap Core Portfolio
Salomon Brothers Variable Aggressive        Pioneer Fund Portfolio
Growth Fund -- Class I Shares               TRAVELERS SERIES FUND INC.
Salomon Brothers Variable Growth &          AIM Capital Appreciation Portfolio
Income Fund -- Class I Shares               Strategic Equity Portfolio
JANUS ASPEN SERIES                          MFS Total Return Portfolio
Global Technology Portfolio -- Service      Social Awareness Stock Portfolio
Shares                                      VAN KAMPEN LIFE INVESTMENT TRUST
LAZARD RETIREMENT SERIES, INC.              Comstock Portfolio Class II Shares
Lazard Retirement Small Cap Portfolio       VARIABLE INSURANCE PRODUCTS FUND II
LORD ABBETT SERIES FUND, INC.               Contrafund(R)Portfolio -- Service Class 2
Growth and Income Portfolio                 VARIABLE INSURANCE PRODUCTS FUND III
Mid-Cap Value Portfolio                     Dynamic Capital Appreciation Portfolio
                                            -- Service Class 2
                                            Mid Cap Portfolio -- Service Class 2

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut, 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), Merrill Lynch, NFP Securities, Inc., and Piper

Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Contract to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Contracts may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

CITISTREET EQUITIES LLC/CITISTREET ASSOCIATES LLC. CitiStreet Equities LLC and its affiliate, CitiStreet Associates LLC, are part of a joint venture between Citigroup Inc., the Company's ultimate parent, and State Street Corporation. The Company pays CitiStreet Equities LLC compensation of up to 12% of Purchase Payments and/or 2% of Contract Value in connection with the sale of the Contracts. In addition, CitiStreet Equities LLC receives compensation for the hiring and training of sales representatives and for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause CitiStreet Equities LLC or its representatives to favor the Company's products. The Company has also entered into an agreement with CitiStreet Associates LLC whereby the Company pays CitiStreet Associates LLC fees in connection with CitiStreet Associates' provision of certain administrative, recordkeeping, marketing and support services in relation to annuity contracts sold by CitiStreet Equities LLC in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. Any compensation payable to CitiStreet Associates LLC or CitiStreet Equities LLC will be made by TDLLC or the Company out of its own assets and will not result in any additional direct charge to you.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
--------------------------------------------------------------------------------

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (10/03)........................   2003        1.000           1.217                      --

   Money Market Portfolio (8/03)............................   2003        1.000           0.995                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (10/03)..........................................   2003        1.000           1.147                   1,052

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.321                   7,684

   Growth Fund -- Class 2 Shares (6/03).....................   2003        1.000           1.260                      --

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.258                   4,614

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.265                   1,299

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (5/03)............................................   2003        1.000           1.172                      --

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.286                   4,790

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.208                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Templeton Developing Markets Securities Fund -- Class 2     2003        1.000           1.480                      --
   Shares (7/03)............................................

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.329                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.213                      --

   Salomon Brothers Variable Emerging Growth Fund -- Class I
   Shares (7/03)............................................   2003        1.000           1.274                      --

   Salomon Brothers Variable Growth & Income
   Fund -- Class I Shares (7/03)............................   2003        1.000           1.230                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (7/03)..............   2003        1.000           1.095                      --

   Global Life Sciences Portfolio -- Service Shares (12/03).   2003        1.000           1.193                      --

   Global Technology Portfolio -- Service Shares (11/03)....   2003        1.000           1.387                   2,662

   Worldwide Growth Portfolio -- Service Shares (7/03)......   2003        1.000           1.255                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)............   2003        1.000           1.335                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03).......................   2003        1.000           1.244                      --

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.259                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.079                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.072                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (9/03).....   2003        1.000           1.047                   4,343

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.014                   1,174

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (6/03)............................................   2003        1.000           1.294                   1,276

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.431                   7,026

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (8/03)...........................   2003        1.000           1.312                   8,628

   Investors Fund -- Class I (7/03).........................   2003        1.000           1.275                      --

   Large Cap Growth Fund -- Class I (9/03)..................   2003        1.000           1.309                      --

   Small Cap Growth Fund -- Class I (8/03)..................   2003        1.000           1.431                      --

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)..................   2003        1.000           1.142                   2,652

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.301                   4,098

   Equity Income Portfolio (7/03)...........................   2003        1.000           1.236                   8,239

   Federated High Yield Portfolio (9/03)....................   2003        1.000           1.110                      --

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.252                      --

   Large Cap Portfolio (9/03)...............................   2003        1.000           1.190                      --

   Lazard International Stock Portfolio (8/03)..............   2003        1.000           1.267                      --

   Merrill Lynch Large Cap Core Portfolio (7/03)............   2003        1.000           1.162                      --

   MFS Emerging Growth Portfolio (12/03)....................   2003        1.000           1.198                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.283                      --

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.192                      --

   Travelers Quality Bond Portfolio (8/03)..................   2003        1.000           1.016                  10,788

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)...............   2003        1.000           1.227                   8,005

   MFS Total Return Portfolio (5/03)........................   2003        1.000           1.127                  10,090

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (12/03)...........................................   2003        1.000           0.999                      --

   Strategic Equity Portfolio (7/03)........................   2003        1.000           1.230                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.262                      --

   Enterprise Portfolio -- Class II Shares (1/04)...........   2003        1.000           1.189                      --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (5/03).........   2003        1.000           1.241                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (6/03)...........................................   2003        1.000           1.186                   1,281

   Mid Cap Portfolio -- Service Class 2 (6/03)..............   2003        1.000           1.412                   3,192

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (10/03)........................   2003        1.000           1.210                      --

   Money Market Portfolio (8/03)............................   2003        1.000           0.989                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (10/03)..........................................   2003        1.000           1.140                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.313                      --

   Growth Fund -- Class 2 Shares (6/03).....................   2003        1.000           1.252                   8,906

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.250                  11,257

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.258                      --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (5/03)............................................   2003        1.000           1.165                   4,718

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.278                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.201                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03)............................................   2003        1.000           1.471                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.321                      --

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.206                      --

   Salomon Brothers Variable Emerging Growth Fund -- Class I
   Shares (7/03)............................................   2003        1.000           1.267                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Salomon Brothers Variable Growth & Income                   2003        1.000           1.222                      --
   Fund -- Class I Shares (7/03)............................

Janus Aspen Series
   Balanced Portfolio -- Service Shares (7/03)..............   2003        1.000           1.089                      --

   Global Life Sciences Portfolio -- Service Shares (12/03).   2003        1.000           1.186                      --

   Global Technology Portfolio -- Service Shares (11/03)....   2003        1.000           1.379                      --

   Worldwide Growth Portfolio -- Service Shares (7/03)......   2003        1.000           1.247                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)............   2003        1.000           1.327                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03).......................   2003        1.000           1.237                      --

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.252                   4,576

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.078                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.071                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (9/03).....   2003        1.000           1.041                      --

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.008                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB

   Shares (6/03)............................................   2003        1.000           1.287                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.422                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (8/03)...........................   2003        1.000           1.304                      --

   Investors Fund -- Class I (7/03).........................   2003        1.000           1.267                      --

   Large Cap Growth Fund -- Class I (9/03)..................   2003        1.000           1.301                      --

   Small Cap Growth Fund -- Class I (8/03)..................   2003        1.000           1.422                   4,243

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)..................   2003        1.000           1.135                      --

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.293                      --

   Equity Income Portfolio (7/03)...........................   2003        1.000           1.228                      --

   Federated High Yield Portfolio (9/03)....................   2003        1.000           1.103                      --

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.245                      --

   Large Cap Portfolio (9/03)...............................   2003        1.000           1.182                      --

   Lazard International Stock Portfolio (8/03)..............   2003        1.000           1.259                   6,836

   Merrill Lynch Large Cap Core Portfolio (7/03)............   2003        1.000           1.155                      --

   MFS Emerging Growth Portfolio (12/03)....................   2003        1.000           1.191                      --

   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.275                      --

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.185                      --

   Travelers Quality Bond Portfolio (8/03)..................   2003        1.000           1.010                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)...............   2003        1.000           1.219                      --

   MFS Total Return Portfolio (5/03)........................   2003        1.000           1.120                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SB Adjustable Rate Income Portfolio -- Class I
   Shares (12/03)...........................................   2003        1.000           0.997                      --

   Strategic Equity Portfolio (7/03)........................   2003        1.000           1.222                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.254                      --

   Enterprise Portfolio -- Class II Shares (1/04)...........   2003        1.000           1.181                      --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (5/03).........   2003        1.000           1.233                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (6/03)...........................................   2003        1.000           1.179                      --

   Mid Cap Portfolio -- Service Class 2 (6/03)..............   2003        1.000           1.403                   4,277


                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio -- Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund -- Class IB Shares changed its name to Putnam VT International Equity Fund -- Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund -- Class I changed its name to All Cap Fund -- Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003: The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio -- Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio -- Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio -- Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio -- Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX B
--------------------------------------------------------------------------------

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the Contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.45%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (6/03).........................   2003        1.000           1.217                  22,095

   Money Market Portfolio (6/03)............................   2003        1.000           0.995                 600,572

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2003        1.000           1.147                      --

American Funds Insurance Series

   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.321                  37,036

   Growth Fund -- Class 2 Shares (5/03).....................   2003        1.000           1.260                 175,834

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.258                 261,983

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.265                 165,625

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (7/03)............................................   2003        1.000           1.172                  74,699

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.286                  75,726

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.208                  39,577

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Templeton Developing Markets Securities Fund -- Class 2     2003        1.000           1.480                     279
   Shares (7/03)............................................

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.329                  27,829

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.213                 185,884

   Salomon Brothers Variable Emerging Growth
   Fund -- Class I Shares (5/03)............................   2003        1.000           1.274                  15,899

   Salomon Brothers Variable Growth & Income Fund -- Class I
   Shares (7/03)............................................   2003        1.000           1.230                  22,497

Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/03)..............   2003        1.000           1.095                  12,940

   Global Life Sciences Portfolio -- Service Shares (6/03)..   2003        1.000           1.193                  10,447

   Global Technology Portfolio -- Service Shares (8/03).....   2003        1.000           1.387                   6,694

   Worldwide Growth Portfolio -- Service Shares (6/03)......   2003        1.000           1.255                   5,185

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03).............   2003        1.000           1.335                  20,495

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03).......................   2003        1.000           1.244                  44,421

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.259                  34,477

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.079                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.072                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2003        1.000           1.047                  47,635

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.014               1,692,427

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/03)............................................   2003        1.000           1.294                  19,436

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.431                  62,905

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2003        1.000           1.312                  56,649

   Investors Fund -- Class I (6/03).........................   2003        1.000           1.275                  61,697

   Large Cap Growth Fund -- Class I (6/03)..................   2003        1.000           1.309                  25,262

   Small Cap Growth Fund -- Class I (5/03)..................   2003        1.000           1.431                  39,511

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)..................   2003        1.000           1.142                 100,931

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.301                  38,923

   Equity Income Portfolio (6/03)...........................   2003        1.000           1.236                  57,194

   Federated High Yield Portfolio (6/03)....................   2003        1.000           1.110                 154,529

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.252                   2,365

   Large Cap Portfolio (6/03)...............................   2003        1.000           1.190                  52,765

   Lazard International Stock Portfolio (6/03)..............   2003        1.000           1.267                  11,315

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2003        1.000           1.162                      --

   MFS Emerging Growth Portfolio (6/03).....................   2003        1.000           1.198                  11,628

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.283                  36,255

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.192                      --

   Travelers Quality Bond Portfolio (6/03)..................   2003        1.000           1.016                 317,950

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)................   2003        1.000           1.227                  37,898

   MFS Total Return Portfolio (6/03)........................   2003        1.000           1.127                 272,384

   SB Adjustable Rate Income Portfolio -- Class I

   Shares (1/04)............................................   2003        1.000           0.999                      --

   Strategic Equity Portfolio (6/03)........................   2003        1.000           1.230                  18,019

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.262                  24,388

   Enterprise Portfolio -- Class II Shares (6/03)...........   2003        1.000           1.189                  23,162

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (6/03)..........   2003        1.000           1.241                  19,422

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (8/03)...........................................   2003        1.000           1.186                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2003        1.000           1.412                  40,694

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (6/03).........................   2003        1.000           1.210                      --

   Money Market Portfolio (6/03)............................   2003        1.000           0.989                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2003        1.000           1.140                   5,616

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.313                      --

   Growth Fund -- Class 2 Shares (5/03).....................   2003        1.000           1.252                   5,233

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2003        1.000           1.250                  26,460

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2003        1.000           1.258                   5,250

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio -- Initial
   Shares (7/03)............................................   2003        1.000           1.165                      --

   Dreyfus VIF Developing Leaders Portfolio -- Initial
   Shares (6/03)............................................   2003        1.000           1.278                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2003        1.000           1.201                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (7/03)............................................   2003        1.000           1.471                  18,864

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2003        1.000           1.321                  26,281

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2003        1.000           1.206                   5,449

   Salomon Brothers Variable Emerging Growth
   Fund -- Class I Shares (5/03)............................   2003        1.000           1.267                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Salomon Brothers Variable Growth & Income                   2003        1.000           1.222                      --
   Fund -- Class I Shares (7/03)............................

Janus Aspen Series
   Balanced Portfolio -- Service Shares (5/03)..............   2003        1.000           1.089                      --

   Global Life Sciences Portfolio -- Service Shares (6/03)..   2003        1.000           1.186                      --

   Global Technology Portfolio -- Service Shares (8/03).....   2003        1.000           1.379                      --

   Worldwide Growth Portfolio -- Service Shares (6/03)......   2003        1.000           1.247                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03).............   2003        1.000           1.327                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03).......................   2003        1.000           1.237                      --

   Mid-Cap Value Portfolio (6/03)...........................   2003        1.000           1.252                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.078                      --

   Merrill Lynch Small Cap Value V.I. Fund --
   Class III (12/03)........................................   2003        1.000           1.071                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2003        1.000           1.041                      --

   Total Return Portfolio -- Administrative Class (5/03)....   2003        1.000           1.008                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/03)............................................   2003        1.000           1.287                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2003        1.000           1.422                   4,953

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2003        1.000           1.304                      --

   Investors Fund -- Class I (6/03).........................   2003        1.000           1.267                      --

   Large Cap Growth Fund -- Class I (6/03)..................   2003        1.000           1.301                      --

   Small Cap Growth Fund -- Class I (5/03)..................   2003        1.000           1.422                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)..................   2003        1.000           1.135                 108,224

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2003        1.000           1.293                  48,103

   Equity Income Portfolio (6/03)...........................   2003        1.000           1.228                      --

   Federated High Yield Portfolio (6/03)....................   2003        1.000           1.103                      --

   Federated Stock Portfolio (6/03).........................   2003        1.000           1.245                      --

   Large Cap Portfolio (6/03)...............................   2003        1.000           1.182                      --

   Lazard International Stock Portfolio (6/03)..............   2003        1.000           1.259                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2003        1.000           1.155                      --

   MFS Emerging Growth Portfolio (6/03).....................   2003        1.000           1.191                      --

   MFS Mid Cap Growth Portfolio (6/03)......................   2003        1.000           1.275                      --

   Pioneer Fund Portfolio (4/03)............................   2003        1.000           1.185                      --

   Travelers Quality Bond Portfolio (6/03)..................   2003        1.000           1.010                   6,136

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (6/03)................   2003        1.000           1.219                  68,479

   MFS Total Return Portfolio (6/03)........................   2003        1.000           1.120                  98,660

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SB Adjustable Rate Income Portfolio -- Class I              2003        1.000           0.997                      --
   Shares (1/04)............................................

   Strategic Equity Portfolio (6/03)........................   2003        1.000           1.222                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2003        1.000           1.254                      --

   Enterprise Portfolio -- Class II Shares (6/03)...........   2003        1.000           1.181                      --

Variable Insurance Products Fund II
   Contrafund(R)Portfolio -- Service Class 2 (6/03).........   2003        1.000           1.233                 113,284

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (8/03)...........................................   2003        1.000           1.179                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2003        1.000           1.403                      --


                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio -- Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio -- Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund -- Class IB Shares changed its name to Putnam VT International Equity Fund -- Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund -- Class I changed its name to All Cap Fund -- Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003: The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio -- Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio -- Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio -- Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio -- Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX C

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

                                   APPENDIX D

--------------------------------------------------------------------------------
\
            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
              (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON
                       THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

       (a) is Medicare approved as a provider of skilled nursing care services; and

       (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

       (a) is licensed as a nursing care facility by the state in which it is licensed;

       (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

       (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

       (d) provides, as a primary function, nursing care and room and board; and charges for these services;

       (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

       (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

       (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

       (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

       (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

       (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

       (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

       (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement Valuation of Assets
                         Federal Tax Considerations
                         Independent Accountants
                         Financial Statements

Copies of the Statement of Additional Information dated May 3, 2004 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19933S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19933S-TLAC.

Name:
            --------------------------------------------------------------------

            --------------------------------------------------------------------
Address:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

L-19951                                                               May, 2004

                 PIONEER ANNUISTAR(SM) VALUE ANNUITY PROSPECTUS:
              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR(SM) VALUE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. If you select Variable Funding Options, your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:


Money Market Portfolio                                                Pioneer Europe VCT Portfolio -- Class II Shares
AIM VARIABLE INSURANCE FUNDS, INC.                                    Pioneer Fund VCT Portfolio -- Class II Shares
   AIM V.I. Capital Appreciation Fund -- Series II                    Pioneer Growth Shares VCT Portfolio -- Class II
   AIM V.I. Mid Cap Core Equity -- Series II                            Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                  Pioneer High Yield VCT Portfolio -- Class II Shares
   Franklin Rising Dividends Securities Fund -- Class 2               Pioneer International Value VCT Portfolio -- Class II Shares
   Franklin Small Cap Fund -- Class 2 Shares                          Pioneer Mid Cap Value VCT Portfolio -- Class II
   Templeton Foreign Securities Fund -- Class 2 Shares                  Shares
GREENWICH STREET SERIES FUND                                          Pioneer Oak Ridge Large Cap Growth VCT
   Salomon Brothers Variable Aggressive Growth                          Portfolio -- Class II Shares
     Fund -- Class II Shares(1)                                       Pioneer Papp America-Pacific Rim VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                      Class II Shares
   Oppenheimer Capital Appreciation Fund/VA --                        Pioneer Papp Small & Mid Cap Growth VCT
     Service Shares                                                     Portfolio -- Class II Shares
   Oppenheimer Global Securities Fund/VA -- Service                   Pioneer Real Estate Shares VCT Portfolio-- Class II
     Shares                                                             Shares
PIONEER VARIABLE CONTRACTS TRUST                                      Pioneer Small Cap Value VCT Portfolio -- Class II
   Pioneer America Income VCT Portfolio -- Class II                     Shares
     Shares                                                           Pioneer Small Company VCT Portfolio -- Class II
   Pioneer Balanced VCT Portfolio -- Class II Shares                    Shares
   Pioneer Emerging Markets VCT Portfolio -- Class II                 Pioneer Strategic Income VCT Portfolio -- Class II
     Shares                                                             Shares
   Pioneer Equity Income VCT Portfolio -- Class II                    Pioneer Value VCT Portfolio
     -- Class II Shares Shares                                     SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
                                                                      Total Return Fund -- Class II

--------------
(1) Formerly Salomon Brothers Variable Emerging Growth
    Fund -- Class II Shares


The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-866-291-2474 or access the SEC's website (http://www.sec.gov). See Appendix B for the SAI's table of contents.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004

                                TABLE OF CONTENTS

Glossary...............................................      3    The Annuity Period.................................     38
Summary................................................      4       Maturity Date...................................     38
Fee Table..............................................      8       Allocation of Annuity...........................     38
Condensed Financial Information........................     13       Variable Annuity................................     38
The Annuity Contract...................................     13       Fixed Annuity...................................     39
   Contract Owner Inquiries............................     14    Payment Options....................................     39
   Purchase Payments...................................     14       Election of Options.............................     39
   Accumulation Units..................................     14       Annuity Options.................................     39
   The Variable Funding Options........................     14       Variable Liquidity Benefit .....................     40
   Fixed Account.......................................     18    Miscellaneous Contract Provisions..................     40
Charges and Deductions.................................     18       Right to Return.................................     40
   General.............................................     18       Termination.....................................     40
   Withdrawal Charge...................................     19       Required Reports................................     41
   Free Withdrawal Allowance...........................     19       Suspension of Payments..........................     41
   Administrative Charges..............................     19    The Separate Accounts..............................     41
   Mortality and Expense Risk Charge...................     20       Performance Information.........................     41
   Enhanced Stepped-Up Provision Charge................     20    Federal Tax Considerations.........................     42
   Guaranteed Minimum Withdrawal Benefit                             General Taxation of Annuities...................     42
    Charge.............................................     20       Types of Contracts: Qualified and
   Guaranteed Minimum Accumulation Benefit                             Non-qualified.................................     42
    Charge.............................................              Qualified Annuity Contracts.....................     42
   Variable Liquidity Benefit Charge...................     20         Taxation of Qualified Annuity Contracts.......     42
   Transfer Charge.....................................     20         Mandatory Distributions for Qualified
   Variable Funding Option Expenses....................     21           Plans.......................................     43
   Premium Tax.........................................     21       Non-qualified Annuity Contracts.................     43
   Changes in Taxes Based upon                                         Diversification Requirements for
     Premium or Value..................................     21           Variable Annuities..........................     44
Transfers..............................................     21         Ownership of the Investments..................     44
   Dollar Cost Averaging...............................     22         Taxation of Death Benefit Proceeds............     44
Access to Your Money...................................     23       Other Tax Considerations........................     44
   Systematic Withdrawals..............................     23         Treatment of Charges for Optional
   Managed Distribution Program........................     23           Benefits....................................     44
   Loans...............................................     23         Penalty Tax for Premature Distribution........     44
Ownership Provisions...................................     24         Puerto Rico Tax Considerations................     44
   Types of Ownership..................................     24         Non-Resident Aliens...........................     45
     Contract Owner....................................     24    Other Information..................................     45
     Beneficiary.......................................     24       The Insurance Companies.........................     45
     Annuitant.........................................     24       Financial Statements............................     45
Death Benefit..........................................     25       Distribution of Variable Annuity Contracts......     45
   Death Proceeds before the Maturity Date.............     25       Conformity with State and Federal Laws..........     47
   Enhanced Stepped-Up Provision.......................     26       Voting Rights...................................     47
   Payment of Proceeds.................................     27       Restrictions on Financial Transactions..........     47
   Spousal Contract Continuance........................     29       Legal Proceedings and Opinions..................     47
   Beneficiary Contract Continuance....................     29    Appendix A: Condensed Financial
   Planned Death Benefit...............................     29       Information: TIC Separate Account
   Death Proceeds after the Maturity Date..............     30         Thirteen for Variable Annuities...............    A-1
 Living Benefits.......................................     30    Appendix B: Condensed Financial
   Guaranteed Minimum Withdrawal Benefit...............     30       Information: TLAC Separate Account
   Guaranteed Minimum Accumulation Benefit.............     32         Fourteen for Variable Annuities..............     B-1
                                                                  Appendix C: The Fixed Account......................    C-1
                                                                  Appendix D: Waiver of Withdrawal Charge
                                                                     for Nursing Home Confinement....................    D-1
                                                                  Appendix E: Contents of the Statement of
                                                                     Additional Information..........................    E-1


                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS - a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted. CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date. CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                        PIONEER ANNUISTAR(SM) VALUE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen"); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Fourteen for Variable Annuities ("Separate Account Fourteen"). When we refer to the Separate Account, we are referring to either Separate Account Thirteen or Separate Account Fourteen, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified in your Contract.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments withdrawn. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is 0.40%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your

Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

       o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

       O GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you either 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payment has been returned in full. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

       o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE........................................6%(1)
      (AS A PERCENTAGE OF THE PURCHASE PAYMENTS WITHDRAWN)

      TRANSFER CHARGE..........................................$10(2)
      (ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

      VARIABLE LIQUIDITY BENEFIT CHARGE........................6%(3)
      (As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE....................$30(4)


--------------

(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for seven years. The charge is as follows:

    YEARS SINCE PURCHASE PAYMENT MADE         WITHDRAWAL CHARGE
------------------------------------------  ----------------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               2 years                6%
        2 years               4 years                5%
        4 years               5 years                4%
        5 years               6 years                3%
        6 years               7 years                2%
       7 + years                                     0%

(2)  We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT        WITHDRAWAL CHARGE
-------------------------------------------  -----------------------
GREATER THAN OR EQUAL TO    BUT LESS THAN
         0 years               2 years                 6%
         2 years               4 years                 5%
         4 years               5 years                 4%
         5 years               6 years                 3%
         6 years               7 years                 2%
         7+years                                       0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES

(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.35% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a maximum charge of 1.00% for GMWB, each an optional feature. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:


                                                     STANDARD DEATH BENEFIT        ENHANCED DEATH BENEFIT
                                                  ----------------------------- ------------------------------
 Mortality and Expense Risk Charge..............             1.35%                          1.60%
 Administrative Expense Charge..................             0.15%                          0.15%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO
 OPTIONAL FEATURES SELECTED.....................             1.50%                          1.75%
 Optional E.S.P. Charge.........................             0.20%                          0.20%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 E.S.P. ONLY SELECTED...........................             1.70%                          1.95%
 Optional GMAB Charge...........................             0.50%                          0.50%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 GMAB ONLY SELECTED.............................             2.00%                          2.25%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 E.S.P. AND GMAB SELECTED(5)....................             2.20%                          2.45%
 Maximum Optional GMWB Charge...................            1.00%(6)                      1.00%(6)
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 GMWB ONLY SELECTED.............................             2.50%                          2.75%
 TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
 E.S.P. AND GMWB SELECTED.......................             2.70%                          2.95%


--------------
(5)  GMAB and GMWB cannot both be elected.
(6)  The current charge for GMWB is 0.40%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2003 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                                MINIMUM                   MAXIMUM
                                                                           -------------------      --------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                             0.42%                    10.93%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                     DISTRIBUTION                             CONTRACTUAL FEE     NET TOTAL
                                                        AND/OR                 TOTAL ANNUAL       WAIVER            ANNUAL
                                       MANAGEMENT   SERVICE (12b-1)   OTHER      OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                          FEE            FEES        EXPENSES    EXPENSES      REIMBURSEMENT       EXPENSES
------------------                    ------------- ---------------  --------  ------------   ---------------     -----------
Money Market Portfolio...............     0.32%           --          0.10%        0.42%            --              0.42%(1)
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Capital Appreciation
     Fund -- Series II*..............     0.61%          0.25%        0.24%        1.10%            --              1.10%
   AIM V.I. Mid Cap Core Equity --
     Series II*......................     0.73%          0.25%        0.34%        1.32%            --              1.32%(2)
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Rising Dividends
     Securities Fund -- Class 2
     Shares*.........................     0.74%          0.25%        0.03%        1.02%           0.01%            1.01%(3)
   Franklin Small Cap Fund -- Class 2
     Shares*.........................     0.51%          0.25%        0.29%        1.05%           0.04%            1.01%(4)
   Templeton Foreign Securities
     Fund -- Class 2 Shares*.........     0.69%          0.25%        0.22%        1.16%           0.04%            1.12%(5)
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable
     Aggressive Growth Fund --
     Class II Shares*................     0.95%          0.25%        0.44%        1.64%            --              1.64%
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation
     Fund/VA -- Service Shares*......     0.65%          0.25%        0.04%        0.94%            --              0.94%
   Oppenheimer Global Securities
     Fund/VA -- Service Shares*......     0.63%          0.25%        0.05%        0.93%            --              0.93%
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT
     Portfolio -- Class II Shares*...     0.55%          0.25%        0.21%        1.01%            --              1.01%
   Pioneer Balanced VCT Portfolio --
     Class II Shares*................     0.65%          0.25%        0.21%        1.11%            --              1.11%
   Pioneer Emerging Markets VCT
     Portfolio -- Class II Shares*...     1.15%          0.25%        1.25%        2.65%           0.66%            1.99%(6)
   Pioneer Equity Income VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.12%        1.02%            --              1.02%
   Pioneer Europe VCT Portfolio --
     Class II Shares*................     1.00%          0.25%        1.50%        2.75%           0.96%            1.79%(6)
   Pioneer Fund VCT Portfolio --
     Class II Shares*................     0.65%          0.25%        0.10%        1.00%            --              1.00%
   Pioneer Growth Shares VCT
     Portfolio -- Class II Shares*...     0.70%          0.25%        0.49%        1.44%            --              1.44%
   Pioneer High Yield VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.19%        1.09%            --              1.09%
   Pioneer International Value VCT
     Portfolio -- Class II Shares*...     1.00%          0.25%        0.77%        2.02%            --              2.02%(7)
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.10%        1.00%            --              1.00%
   Pioneer Oak Ridge Large Cap
     Growth VCT Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp America-Pacific Rim
     VCT Portfolio* -- Class II Shares*   0.75%          0.25%        4.77%        5.77%           4.82%            0.95%(8)
   Pioneer Papp Small & Mid Cap
     Growth VCT Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        5.23%        6.23%           5.23%            1.00%(9)



                                                     DISTRIBUTION                             CONTRACTUAL FEE     NET TOTAL
                                                        AND/OR                 TOTAL ANNUAL       WAIVER            ANNUAL
                                       MANAGEMENT   SERVICE (12b-1)   OTHER      OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                          FEE            FEES        EXPENSES    EXPENSES      REIMBURSEMENT       EXPENSES
------------------                    ------------- ---------------  --------  ------------   ---------------     -----------
   Pioneer Real Estate Shares VCT
     Portfolio -- Class II
     Shares*.........................     0.80%          0.25%        0.23%        1.28%            --              1.28%
   Pioneer Small Cap Value VCT
     Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        1.65%        2.65%           1.07%            1.58%(6)
   Pioneer Small Company VCT
     Portfolio -- Class II
     Shares*.........................     0.75%          0.25%        1.67%        2.67%           1.15%            1.52%(6)
   Pioneer Strategic Income VCT
     Portfolio -- Class II Shares*...     0.65%          0.25%        0.59%        1.49%            --              1.49%(6)
   Pioneer Value VCT Portfolio --
     Class II Shares*................     0.75%          0.25%        9.93%       10.93%           9.43%            1.50%(10)
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Total Return Fund -- Class II*....     0.80%          0.25%        0.20%        1.25%            --              1.25%


--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Fund has a voluntary waiver of 0.40%. Other Expenses include a 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

(2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%. Further the Fund's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Series II Total Annual Fund Operating Expenses to 1.45%.

(3) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(4) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(5) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(6) The expenses in the table above reflect the contractual expense limitation in effect through May1, 2005 under which Pioneer has agreed not to impose all or a portion of it's management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% (Pioneer Emerging Markets Portfolio), 1.50% (Pioneer Europe VCT Portfolio), and 1.25% (Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio, and Pioneer Strategic Income VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(7)  Estimated for the portfolio's current fiscal year.

(8) Other Expenses are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(9) Other Expenses are based on estimated amounts for the current fiscal year. The expenses in the table above reflect the contractual expense limitation in effect through March 12, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond March 12, 2005. See the statement of additional information for details regarding the expense limitation agreement.

(10) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class I shares.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).


                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------  --------- ---------- -----------
Underlying Fund with Minimum Total Annual      941      1541      2063       3672       341       1041      1763        3672
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                            1928      4140      5858       9046      1328       3640      5558        9046


EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).


                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------  --------- ---------- -----------
Underlying Fund with Minimum Total Annual      882      1364      1772       3115       282       864       1472        3115
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                            1874      4015      5699       8900      1274       3515      5399        8900


EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.


                                                IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                      END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                             ---------------------------------------- ------------------------------------------
 FUNDING OPTION                              1 YEAR   3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------                            -------- --------- ---------- ---------- --------  --------- ---------- -----------
Underlying Fund with Minimum Total Annual      892      1394      1821       3210       292       894       1521        3210
Operating Expenses
Underlying Fund with Maximum Total Annual
Operating Expenses                            1883      4036      5726       8926      1283       3536      5426        8926


                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Pioneer AnnuistarSM Value Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                         MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
      DEATH BENEFIT/OPTIONAL FEATURE                     ANNUITANT ON THE CONTRACT DATE
      -----------------------------------------------    -----------------------------------------------
      Standard Death Benefit                             80
      Enhanced Death Benefit                             75
      Enhanced Stepped-Up Provision (E.S.P)              75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-703-0527.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of all subsequent Purchase Payments may total over $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the

Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


                FUNDING                                  INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
Money Market Portfolio                    Seeks high current return with              Travelers Asset Management
                                          preservation of capital and liquidity.      International Company LLC ("TAMIC")
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Capital Appreciation          Seeks growth of capital. The Fund           A I M Advisers, Inc.
     Fund -- Series II                    normally invests in common stocks of
                                          companies that may benefit from new or
                                          innovative products, services or
                                          processes and those that have
                                          above-average long-term earnings
                                          growth.

   AIM V.I. Mid Cap Core Equity --        Seeks  long-term growth of capital. The     A I M Advisers, Inc.
     Series II                            Fund normally invests in equity
                                          securities, including convertible
                                          securities, of mid-cap companies.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends              Seeks long-term capital appreciation.       Franklin Advisory Services, LLC
     Securities Fund -- Class 2 Shares    Preservation of capital is an important
                                          secondary consideration. The Fund
                                          normally invests in investments of
                                          companies that have paid rising
                                          dividends.



                FUNDING                                  INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Franklin Small Cap Fund --             Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Class 2 Shares                       Fund normally invests in small
                                          capitalization companies.

   Templeton Foreign Securities           Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     Fund -- Class 2 Shares               Fund normally invests in investments,
                                          primarily equity securities, of issuers
                                          located outside of the U.S., including
                                          those in emerging markets.

GREENWICH STREET SERIES FUND
   Salomon Brothers Variable              Seeks capital appreciation. The Fund        Salomon Brothers Asset Management
     Aggressive Growth Fund --            normally invests in common stocks of        ("SBAM")
     Class II Shares                      companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500. The Fund may invest in
                                          the securities of large, well-known
                                          companies, but a significant portion
                                          of Fund assets may also be invested in
                                          small to medium sized companies.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation       Seeks capital appreciation. The Fund        OppenheimerFunds, Inc.
     Fund/VA -- Service Shares            normally invests in the common stocks
                                          of growth companies that may be new
                                          companies or well-established companies.
   Oppenheimer Global Securities          Seeks long-term capital appreciation.       OppenheimerFunds, Inc.
     Fund/VA-- Service Shares             The Fund normally invests in common
                                          stocks of foreign issuers,
                                          "growth-type" companies, cyclical
                                          industries and special situations that
                                          are considered to have appreciation
                                          possibilities.

PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT             Seeks as high a level of current income     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         as is consistent with preservation of
                                          capital. The Fund normally invests
                                          exclusively in U.S. Government
                                          securities and repurchase agreements
                                          and "when issued" commitments with
                                          respect to these securities.

   Pioneer Balanced VCT Portfolio --      Seeks capital growth and current            Pioneer Investment Management, Inc.
     Class II Shares                      income. The Fund normally invests in a      Subadviser: Prudential
                                          diversified portfolio of equity             Investment Management, Inc.
                                          securities and bonds and it is actively
                                          managed based on quantitative analysis
                                          and techniques.

   Pioneer Emerging Markets VCT           Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Fund normally invests in the securities
                                          of emerging market corporate and
                                          government issuers, with an emphasis on
                                          equities.

   Pioneer Equity Income VCT              Seeks current income and long-term          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         growth of capital. The Fund normally
                                          invests in income producing equity
                                          securities of U.S. issuers.

   Pioneer Europe VCT Portfolio --        Seeks long-term growth of capital. The      Pioneer Investment Management, Inc.
     Class II Shares                      Fund normally invests in equity
                                          securities of European issuers.
   Pioneer Fund VCT Portfolio --          Seeks reasonable income and capital         Pioneer Investment Management, Inc
     Class II Shares                      growth. The Fund normally invests in
                                          equity securities believed to be
                                          selling at reasonable prices or
                                          discounts to their underlying values.

   Pioneer Growth Shares VCT              Seeks appreciation of capital. The Fund     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         normally invests in equity securities
                                          believed to have above average
                                          potential for earnings and revenue
                                          growth.



                FUNDING                                  INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Pioneer High Yield VCT Portfolio --    Seeks to maximize total return through      Pioneer Investment Management, Inc.
     Class II Shares                      a combination of income and capital
                                          appreciation. The Fund normally
                                          invests in below investment grade debt
                                          securities and preferred stocks.

   Pioneer International Value VCT        Seeks long-term capital growth. The         Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Fund normally invests in equity
                                          securities of non-U.S. issuers located
                                          in both developed and emerging markets.

   Pioneer Mid Cap Value VCT              Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         normally invests in the equity
                                          securities of mid-size companies.

   Pioneer Oak Ridge Large Cap Growth     Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     VCT Portfolio -- Class II Shares     normally invests in equity securities       Subadviser: Oak Ridge
                                          of large capitalization U.S. companies      Investments, LLC
                                          and seeks to invest in issuers with
                                          above average potential for earnings
                                          growth.

   Pioneer Papp America-Pacific Rim       Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     VCT Portfolio -- Class II Shares     Fund normally invests in equity             Subadviser: L. Roy Papp &
                                          securities of issuers that have             Associates, LLP
                                          substantial sales to, or receive
                                          signficant income from, countries
                                          within the Pacific Rim, and seeks to
                                          invest in issuers with above average
                                          potential for earnings growth.

   Pioneer Papp Small & Mid Cap           Seeks long term capital growth. The         Pioneer Investment Management, Inc.
     Growth VCT Portfolio -- Class II     Fund normally invests in equity             Subadviser: L. Roy Papp &
     Shares                               securities of small and                     Associates, LLP
                                          mid-capitalization issuers and seeks
                                          to invest in issuers with above
                                          average potential for earnings growth.

   Pioneer Real Estate Shares VCT         Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Secondarily seeks income. The Fund
                                          normally invests in equity securities
                                          of real estate investment trusts and
                                          other real estate industry issuers.

   Pioneer Small Cap Value VCT            Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         invests in equity securities of small
                                          companies believed to be selling at
                                          substantial discounts to their
                                          underlying values.

   Pioneer Small Company VCT              Seeks capital growth. The Fund normally     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         invests in equity securities of small
                                          companies.

   Pioneer Strategic Income VCT           Seeks a high level of current income.       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         The Fund normally invests in debt
                                          securities from a broad range of
                                          issuers and segments of the debt
                                          securities market.

   Pioneer Value VCT Portfolio --         Seeks reasonable income and capital         Pioneer Investment Management, Inc.
     Class II Shares                      growth. The Fund normally invests in a
                                          broad list of carefully selected,
                                          reasonably priced equity securites of
                                          U.S. issuers.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   Total Return Fund-- Class II           Seeks above average income (compared to     SBAM
                                          a portfolio invested entirely in equity
                                          securities). Secondarily seeks growth
                                          of capital and income.  The Fund
                                          normally invests in a broad range of
                                          equity and fixed-income securities of
                                          U.S. and foreign issuers.


                                  FIXED ACCOUNT
--------------------------------------------------------------------------------
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

       o the ability for you to make withdrawals and surrenders under the Contracts

       o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

       o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

       o administration of the annuity options available under the Contracts, and

       o   the distribution of various reports to Contract Owners

Costs and expenses we incur include:

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

       o sales and marketing expenses including commission payments to your sales agent, and

       o   other costs of doing business

Risks we assume include:

       o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

       o that the amount of the death benefit will be greater than the Contract Value, and

       o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven full years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

      YEARS SINCE PURCHASE PAYMENT MADE               WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

       (a) any Purchase Payment to which no withdrawal charge applies then

       (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

       (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

       (d) any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

       o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

       o   if a lifetime annuity payout has begun

       o if you elect Annuity Payments for a fixed period of at least five year's duration, or

       o   under our Managed Distribution Program

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal amount is not cumulative from year to year.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

       (1) from the distribution of death proceeds;

       (2) after an annuity payout has begun; or

       (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product, and is equal to 1.35% for the Standard Death Benefit and 1.60% for the Enhanced Death Benefit annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each Variable Funding Option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

     YEARS SINCE INITIAL PURCHASE PAYMENT             WITHDRAWAL CHARGE
-----------------------------------------------  -----------------------------
  GREATER THAN OR EQUAL TO     BUT LESS THAN
           0 years                2 years                     6%
           2 years                4 years                     5%
           4 years                5 years                     4%
           5 years                6 years                     3%
           6 years                7 years                     2%
          7 + years                                           0%

Please refer to Payment Options for a description of this benefit.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------
Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no charge for this program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program. The programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest will accrue up to 12 months only on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special

DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM

Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations.") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

       o   the death benefit will not be payable upon the Annuitant's death;

       o   the Contingent Annuitant becomes the Annuitant; and

       o   all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------
Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

       (1) the Contract Value

       (2) your adjusted Purchase Payment (see below) or*

       (3) the Step-Up Value (if any, as described below)

ENHANCED DEATH BENEFIT


-------------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death
benefit will be the greatest of:                           o     the Contract Value;
                                                           o     your adjusted Purchase Payment (see below)*;
                                                           o     the Step-Up Value, if any, as described below or
                                                           o     the Roll-Up Death Benefit Value (as described below)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies on or after age 80, the death
benefit will be the greatest of:                           o     the Contract Value;

                                                           o     your adjusted Purchase Payment (see below)* or

                                                           o     the Step-Up Value, if any, as described below or

                                                           o     the Roll-Up Death Benefit Value (as described below)
                                                                 on the Annuitant's 80th birthday, plus any
                                                                 additional Purchase Payments and minus any partial
                                                                 surrender reductions (as described below) that occur
                                                                 after the Annuitant's 80th birthday
-------------------------------------------------------------------------------------------------------------------------------


* If you have elected the GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b)  is any Purchase Payment made during the previous Contract Year

       c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b) is any Purchase Payment made since the previous Contract Date anniversary

       c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all Partial Surrender Reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTION

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTION. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new adjusted Purchase Payment, Step-Up or Roll-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = 40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MANDATORY
     BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:        UNLESS. . .                              APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)       The beneficiary(ies),        Unless, the beneficiary elects to       Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)           The beneficiary(ies),        Unless, the beneficiary elects to       Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The surviving joint                                                  Yes
NOT THE ANNUITANT)                     owner.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The beneficiary(ies),        Unless the beneficiary elects to        Yes
THE ANNUITANT)                         or if none, to the           continue the Contract rather than
                                       surviving joint owner.       receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT        The surviving joint          Unless the spouse elects to             Yes
THE ANNUITANT)                         owner.                       continue the Contract.
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MANDATORY
     BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:        UNLESS. . .                              APPLY*
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE        The beneficiary(ies)         Unless the spouse elects to             Yes
ANNUITANT)                             or, if none, to the          continue the Contract.
                                       surviving joint owner.
                                                                    A spouse who is not the
                                                                    beneficiary may decline to
                                                                    receive the proceeds and instruct
                                                                    the Company to pay the
                                                                    beneficiary who may elect to
                                                                    continue the Contract.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE              The beneficiary(ies),        Unless the beneficiary elects to        Yes
CONTRACT OWNER)                        or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER.              receive the distribution.

                                                                    Or, if there is a CONTINGENT
                                                                    ANNUITANT. Then, the CONTINGENT
                                                                    ANNUITANT becomes the ANNUITANT
                                                                    and the Contract continues in
                                                                    effect (generally using the
                                                                    original MATURITY DATE). The
                                                                    proceeds will then be paid upon
                                                                    the death of the CONTINGENT
                                                                    ANNUITANT or owner.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT         See death of "owner who                                              Yes
OWNER)                                 is the ANNUITANT" above.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A            The beneficiary(ies) or                                              Yes (Death of
NON-NATURAL ENTITY/TRUST)              if none, to the owner.                                               ANNUITANT is
                                                                                                            treated as death
                                                                                                            of the owner
                                                                                                            in these
                                                                                                            circumstances.)
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                            No death proceeds are                                                N/A
                                       payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                                N/A
                                       payable; Contract
                                       continues.
-------------------------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MANDATORY
     BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:        UNLESS. . .                              APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                         The beneficiary(ies), or      Unless the beneficiary elects to       Yes
                                        if none, to the CONTRACT      continue the Contract rather than
                                        OWNER'S estate.               receive a distribution.
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                             No death proceeds are                                                N/A
                                        payable; Contract
                                        continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                  No death proceeds are                                                N/A
                                        payable; Contract
                                        continues.
-------------------------------------------------------------------------------------------------------------------------------


--------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o   transfer ownership

       o   take a loan

       o   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy; or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase

Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, and a withdrawal of $10,000 is taken in Contract Year two:


  ------------------------------------------------------------------------------------------------------------------------------
                                  ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
  ------------------------------------------------------------------------------------------------------------------------------
                       CONTRACT            RBB               AWB (5%)        CONTRACT            RBB              AWB (5%)
                         VALUE                                                 VALUE
  ------------------------------------------------------------------------------------------------------------------------------
  VALUES AS OF
  ------------------------------------------------------------------------------------------------------------------------------
  CONTRACT DATE         $100,000        $100,000              $5,000          $100,000        $100,000             $5,000
  ------------------------------------------------------------------------------------------------------------------------------
  IMMEDIATELY PRIOR     $115,000        $100,000              $5,000          $85,000         $100,000             $5,000
  TO WITHDRAWAL,
  CONTRACT YEAR TWO
  ------------------------------------------------------------------------------------------------------------------------------

                        $105,000         $91,304              $4,565          $75,000          $88,235             $4,412

  IMMEDIATELY AFTER                    [100,000 -                                            [100,000 -
  WITHDRAWAL,                           (100,000          [5,000 - (5,000                     (100,000         [5,000 - (5,000
  CONTRACT YEAR TWO                 x 10,000/115,000)]   x 10,000/115,000)]              x 10,000/85,000)]   x 10,000/85,000)]
  ------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN VALUE       $10,000          $8,696                $435           $10,000          $11,765              $588
  DUE TO WITHDRAWAL
  (PARTIAL SURRENDER
  REDUCTION)
  ------------------------------------------------------------------------------------------------------------------------------


Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

       o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

       o The total annual payment amount will equal the AWB and will never exceed your RBB, and

       o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF JUNE 14, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

      o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

      o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


                     ----------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
                     ----------------------------------------------------------------------------------------------------------
                                             BASE                                                 BASE
                                         CALCULATION                                          CALCULATION
                      CONTRACT VALUE        AMOUNT        BENEFIT BASE     CONTRACT VALUE        AMOUNT         BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                              $15,000(2)
-------------------------------------------------------------------------------------------------------------------------------


(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT


                     ---------------------------------------------------- -----------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                     ---------------------------------------------------- -----------------------------------------------------
                                                              BASE                                                  BASE
                                           PURCHASE        CALCULATION                          PURCHASE        CALCULATION
                       CONTRACT VALUE      PAYMENT           AMOUNT         CONTRACT VALUE      PAYMENT            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------------------------------------------------------------------------------------------------------------------


The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

       EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT


                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                    $105,000           $90,000              $10,000               $8,696               $10,000
-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
FOLLOWING PARTIAL
WITHDRAWAL                     $75,000           $88,235              $10,000              $11,765               $11,765
-------------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

       o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

       o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

       o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

       o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.


                        CLASS A SUBACCOUNTS/UNDERLYING FUNDS                               CLASS B SUBACCOUNTS/
                                                                                             UNDERLYING FUNDS
AIM VARIABLE INSURANCE FUNDS, INC.          PIONEER VARIABLE CONTRACTS TRUST (CONT)      Money Market Portfolio
AIM V.I. Capital Appreciation Fund --       Pioneer High Yield VCT Portfolio --          PIONEER VARIABLE CONTRACTS TRUST
Series II                                   Class II Shares                              Pioneer America Income VCT
AIM V.I. Mid Cap Core Equity --             Pioneer International Value VCT              Portfolio -- Class II Shares
Series II                                   Portfolio-- Class II Shares                  Pioneer Strategic Income VCT
FRANKLIN TEMPLETON VARIABLE INSURANCE       Pioneer Mid Cap Value VCT Portfolio --       Portfolio -- Class II Shares
PRODUCTS TRUST                              Class II Shares
Franklin Rising Dividends Securities        Pioneer Oak Ridge Large Cap Growth VCT
Fund -- Class 2 Shares                      Portfolio -- Class II Shares
Franklin Small Cap Fund -- Class 2          Pioneer Papp America-Pacific Rim VCT
Shares                                      Portfolio -- Class II Shares
Templeton Foreign Securities Fund --        Pioneer Papp Small & Mid Cap Growth VCT
Class 2 Shares                              Portfolio -- Class II Shares
GREENWICH STREET SERIES FUND                Pioneer Real Estate Shares VCT
Salomon Brothers Variable Aggressive        Portfolio -- Class II Shares
Growth Fund -- Class II Shares              Pioneer Small Cap Value VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS          Class II Shares
Oppenheimer Capital Appreciation            Pioneer Small Company VCT Portfolio --
Fund/VA -- Service Shares                   Class II Shares
Oppenheimer Global Securities               Pioneer Value VCT Portfolio -- Class II
Fund/VA -- Service Shares                   Shares
PIONEER VARIABLE CONTRACTS TRUST            SALOMON BROTHERS VARIABLE SERIES FUNDS
Pioneer Balanced VCT Portfolio --           INC.
Class II Shares                             Total Return Fund -- Class II
Pioneer Emerging Markets VCT
Portfolio -- Class II Shares
Pioneer Equity Income VCT Portfolio --
Class II Shares
Pioneer Europe VCT Portfolio --
Class II Shares
Pioneer Fund VCT Portfolio --
Class II Shares
Pioneer Growth Shares VCT Portfolio --
Class II Shares


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

       o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

       o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

       o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

       o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments, (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts, 70th birthday for Qualified Contracts, or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in Election of Options above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 -- Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the CASH SURRENDER VALUE less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------
The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Thirteen and Separate Account Fourteen, respectively. Both Separate Account Thirteen and Separate Account Fourteen were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Thirteen and Separate Account Fourteen for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified

Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each

Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Market (f/k/a Smith Barney), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), NFP Securities, Inc., and Piper Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

The Contracts feature Portfolios of the Pioneer Variable Contracts Trust as Variable Funding Options. Pioneer Variable Contracts Trust is advised by Pioneer Investment Management Inc. and is distributed by its affiliate, Pioneer Funds Distributor, Inc. ("PFD"). The Company and TDLLC have entered into a distribution arrangement with PFD under which a fee is payable by the Company and TDLLC to PFD based on the amount of new sales each year for providing wholesale distribution support in relation to the Contracts. Pioneer Variable Contracts Trust and PFD have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by PFD (based on average net assets of the Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.998                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund --
   Series II (9/03).........................................   2003        1.000           1.080                      --

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (12/03)........................................   2003        1.000           1.069                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Franklin Small Cap Fund-- Class 2 Shares (11/03).........   2003        1.000           1.082                      --

   Templeton Foreign Securities Fund-- Class 2 Shares (9/03)   2003        1.000           1.114                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.078                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.156                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           1.008                      --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2003        1.000           1.053                      --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.202                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.093                      --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.177                      --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.094                      --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.044                      --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.066                      --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.153                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.131                      --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.102                      --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.101                      --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.062                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.056                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2003        1.000           1.098                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.062                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (8/03)............................   2003        1.000           0.989                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)...   2003        1.000           1.219                      --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (12/03)...   2003        1.000           1.238                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209                      --

   Franklin Small Cap Fund -- Class 2 Shares (11/03)........   2003        1.000           1.328                      --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2003        1.000           1.331                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2003        1.000           1.250                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                      --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (11/03)...........................................   2003        1.000           1.406                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (12/03)...........................................   2003        1.000           0.990                      --

   Pioneer Balanced VCT Portfolio -- Class II Shares (11/03)   2003        1.000           1.104                      --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.502                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.199                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                      --

   Pioneer Fund VCT Portfolio -- Class II Shares (9/03).....   2003        1.000           1.206                      --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (11/03)...........................................   2003        1.000           1.148                      --

   Pioneer High Yield VCT Portfolio -- Class II Shares (9/03)  2003        1.000           1.146                      --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (1/04)............................................   2003        1.000           1.283                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.317                      --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.254                      --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.348                      --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2003        1.000           1.084                      --

   Pioneer Value VCT Portfolio -- Class II Shares (12/03)...   2003        1.000           1.185                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                      --


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund -- Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

              TLAC SEPARATE ACCOUNT FOURTEEN FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.50%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.998                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund--
   Series II (6/03).........................................   2003        1.000           1.080                      --

   AIM V.I. Mid Cap Core Equity Fund--
   Series II (6/03).........................................   2003        1.000           1.069                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Franklin Small Cap Fund-- Class 2 Shares (6/03)..........   2003        1.000           1.082                      --

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.114                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Agressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.078                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.090                      --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.156                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.008                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.053                      --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.202                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.093                      --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.177                      --

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.094                      --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.044                      --

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.066                      --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.153                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.131                      --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.102                      --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.101                      --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.062                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.056                      --

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.098                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.062                      --


                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.35%


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Money Market Portfolio (6/03)............................   2003        1.000           0.989                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund --
   Series II (6/03).........................................   2003        1.000           1.219                   3,122

   AIM V.I. Mid Cap Core Equity Fund --
   Series II (6/03).........................................   2003        1.000           1.238                   4,414

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03)............................................   2003        1.000           1.209                  48,738

   Franklin Small Cap Fund -- Class 2 Shares (6/03).........   2003        1.000           1.328                   5,626

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2003        1.000           1.331                   7,245

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (7/03)...................................   2003        1.000           1.250                   3,120

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03)............................................   2003        1.000           1.227                   9,100

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2003        1.000           1.406                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           0.990                   3,447

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03).   2003        1.000           1.104                  53,901

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.502                      --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.199                   6,790

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)...   2003        1.000           1.276                   3,796


                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR        END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Pioneer Fund VCT Portfolio -- Class II Shares (6/03).....   2003        1.000           1.206                  37,333

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.148                   2,590

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2003        1.000           1.146                 237,615

   Pioneer International Value VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.283                      --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.317                  15,467

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2003        1.000           1.254                  17,586

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (8/03)............................................   2003        1.000           1.348                  12,994

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.278                      --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (6/03)............................................   2003        1.000           1.084                  25,087

   Pioneer Value VCT Portfolio -- Class II Shares (7/03)....   2003        1.000           1.185                  11,820

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03).....................   2003        1.000           1.109                   3,209


                                      NOTES

Effective May 3, 2004, the Greenwich Street Series Fund: Salomon Brothers Variable Emerging Growth Fund -- Class II shares changed its name to Salomon Brothers Variable Aggressive Growth Fund.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D
--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
       (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE
                              CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

       (a) is Medicare approved as a provider of skilled nursing care services; and

       (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

       (a) is licensed as a nursing care facility by the state in which it is licensed;

       (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

       (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

       (d) provides, as a primary function, nursing care and room and board; and charges for these services;

       (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

       (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

       (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

       (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

       (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

       (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

       (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

       (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                            The Insurance Company
                            Principal Underwriter
                            Distribution and Principal Underwriting Agreement Valuation of Assets
                            Federal Tax Considerations
                            Independent Accountants
                            Financial Statements



--------------------------------------------------------------------------------
Copies of the Statement of Additional Information dated May 3, 2004 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19933S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19933S-TLAC.


Name:       -----------------------------------------

Address:    -----------------------------------------

            -----------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                     May 3, 2004
L-23048                                                            15422-00-0404

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                          PIONEER ANNUISTAR(SM) ANNUITY
                             PORTFOLIO ARCHITECT II
                           PIONEER ANNUISTAR(SM) VALUE

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 3, 2004

                                       FOR

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Variable Annuity Contract Prospectus dated May 3, 2004. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

THE INSURANCE COMPANY...................................................       2
PRINCIPAL UNDERWRITER...................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.......................       2
VALUATION OF ASSETS.....................................................       3
FEDERAL TAX CONSIDERATIONS..............................................       4
INDEPENDENT AUDITORS....................................................       7
CONDENSED FINANCIAL INFORMATION.........................................       8
FINANCIAL STATEMENTS....................................................      F1

                              THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company"), is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06183 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. TIC Separate Account Thirteen for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

                         TDLLC UNDERWRITING COMMISSIONS

--------------------------------------------------------------------------------------------------
                    UNDERWRITING COMMISSIONS PAID TO TDLLC      AMOUNT OF UNDERWRITING COMMISSIONS
YEAR                            BY THE COMPANY                          RETAINED BY TDLLC
--------------------------------------------------------------------------------------------------
2003                                $73,223                                     $0
--------------------------------------------------------------------------------------------------

2002                                $88,393                                     $0
--------------------------------------------------------------------------------------------------

2001                               $104,518                                     $0
--------------------------------------------------------------------------------------------------

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:

      (a) = investment income plus capital gains and losses (whether realized or unrealized);

      (b) = any deduction for applicable taxes (presently zero); and

      (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A funding option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each funding option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each funding option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($41,500 for 2004). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The
$15,000 annual limit will be indexed for inflation after 2006.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

            (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

            (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

            (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

            (d)   the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.    OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

                              INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the account's financial statements.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, included herein, and the financial statements of The Travelers Separate Account Thirteen for Variable Annuities as of December 31, 2003, and for each of the years in the two-year period ended December 31, 2003, also included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2003, consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum separate account charge are contained in the Prospectus.

                             PIONEER ANNUISTAR (TIC)

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.993                     --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.224                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.243                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.214                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.333                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.336                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.255                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.231                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.411                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            0.994                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.109                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.508                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.203                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.281                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.211                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.152                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.151                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.288                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.322                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.259                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.353                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.284                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.088                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.190                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.113                     --

                             PIONEER ANNUISTAR (TIC)

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.992                 90,248

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.222                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.241                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.213                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.331                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.335                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.253                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.230                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.409                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            0.993                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.107                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.506                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.202                     --
   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.280                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.209                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.151                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.149                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.286                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.320                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.258                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.351                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.282                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.086                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.188                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.112                     --

                             PIONEER ANNUISTAR (TIC)

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.990                 86,167

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.220                 16,944

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.239                 16,578

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.211                 16,965

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.330                 15,592

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.333                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.252                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.228                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.408                 14,907

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            0.992                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.106                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.504                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.200                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.278                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.208                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.149                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.148                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.285                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.318                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.256                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.349                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.280                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.085                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.187                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.110                     --

                                      NOTES

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the mid-range combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000            1.217                 15,906

   Money Market Portfolio (8/03)                               2003        1.000            0.994                 13,810

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000            1.147                     --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000            1.320                  1,971

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000            1.259                 22,246

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000            1.257                 11,074

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000            1.264                  4,454

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000            1.172                  4,928

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000            1.285                     --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000            1.207                  7,501

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000            1.479                     --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000            1.328                     --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000            1.212                  8,799

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000            1.274                     --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000            1.229                     --

Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000            1.095                     --

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000            1.192                     --

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000            1.386                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000            1.254                     --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000            1.334                  6,395

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000            1.243                  6,194

   Mid-Cap Value Portfolio (6/03)                              2003        1.000            1.258                  2,100

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.079                     --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.072                     --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000            1.047                 24,970

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000            1.013                 27,766

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000            1.294                  2,037

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000            1.430                     --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000            1.311                  4,572

   Investors Fund - Class I (7/03)                             2003        1.000            1.274                     --

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000            1.308                     --

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000            1.430                     --

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000            1.141                  1,542

   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000            1.300                  4,508

   Equity Income Portfolio (7/03)                              2003        1.000            1.235                  5,428

   Federated High Yield Portfolio (9/03)                       2003        1.000            1.109                 10,968

   Federated Stock Portfolio (6/03)                            2003        1.000            1.251                  2,041

   Large Cap Portfolio (9/03)                                  2003        1.000            1.189                     --

   Lazard International Stock Portfolio (8/03)                 2003        1.000            1.266                     --

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000            1.162                  2,169

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   MFS Emerging Growth Portfolio (12/03)                       2003        1.000            1.197                     --

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000            1.282                     --

   Pioneer Fund Portfolio (4/03)                               2003        1.000            1.192                     --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000            1.015                 10,399

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000            1.226                  2,051

   MFS Total Return Portfolio (5/03)                           2003        1.000            1.126                 21,411

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000            0.999                  3,839

   Strategic Equity Portfolio (7/03)                           2003        1.000            1.229                     --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000            1.261                     --

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000            1.188                     --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000            1.240                 32,001

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000            1.185                 15,831

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000            1.411                 13,386

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 1.65%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000             1.216                    --

   Money Market Portfolio (8/03)                               2003        1.000             0.994                    --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000             1.146                    --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000             1.319                    --

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000             1.258                    --

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000             1.256                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000             1.263                    --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000             1.171                    --

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000             1.284                    --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000             1.206                    --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000             1.478                    --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000             1.327                    --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000             1.211                    --

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000             1.273                    --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000             1.228                    --

Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000             1.094                    --

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000             1.191                    --

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000             1.385                    --

   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000             1.253                    --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000             1.334                    --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000             1.242                    --

   Mid-Cap Value Portfolio (6/03)                              2003        1.000             1.257                    --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000             1.079                    --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000             1.072                    --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000             1.046                    --

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000             1.013                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000             1.293                    --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000             1.429                    --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000             1.310                    --

   Investors Fund - Class I (7/03)                             2003        1.000             1.273                    --

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000             1.307                    --

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000             1.429                    --

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000             1.140                    --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000             1.299                    --

   Equity Income Portfolio (7/03)                              2003        1.000             1.234                    --

   Federated High Yield Portfolio (9/03)                       2003        1.000             1.108                    --

   Federated Stock Portfolio (6/03)                            2003        1.000             1.251                    --

   Large Cap Portfolio (9/03)                                  2003        1.000             1.188                    --

   Lazard International Stock Portfolio (8/03)                 2003        1.000             1.265                    --

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000             1.161                    --

   MFS Emerging Growth Portfolio (12/03)                       2003        1.000             1.196                    --

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000             1.281                    --

   Pioneer Fund Portfolio (4/03)                               2003        1.000             1.191                    --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000             1.015                    --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000             1.225                    --

   MFS Total Return Portfolio (5/03)                           2003        1.000             1.125                    --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000             0.999                    --

   Strategic Equity Portfolio (7/03)                           2003        1.000             1.228                    --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000             1.260                    --

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000             1.187                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000             1.239                    --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000             1.185                    --

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000             1.410                    --

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000            1.215                     --

   Money Market Portfolio (8/03)                               2003        1.000            0.993                     --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000            1.145                     --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000            1.318                     --

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000            1.258                     --

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000            1.255                     --

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000            1.263                     --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000            1.170                     --

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000            1.283                     --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000            1.206                     --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000            1.477                     --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000            1.326                     --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000            1.210                     --

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000            1.272                     --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000            1.227                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000            1.093                     --

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000            1.190                     --

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000            1.384                     --

   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000            1.252                     --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000            1.333                     --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000            1.242                     --

   Mid-Cap Value Portfolio (6/03)                              2003        1.000            1.257                     --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.078                     --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.072                     --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000            1.045                     --

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000            1.012                248,715

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000            1.292                     --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000            1.428                     --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000            1.309                     --

   Investors Fund - Class I (7/03)                             2003        1.000            1.272                     --

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000            1.306                     --

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000            1.428                     --

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000            1.139                     --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000            1.298                     --

   Equity Income Portfolio (7/03)                              2003        1.000            1.233                     --

   Federated High Yield Portfolio (9/03)                       2003        1.000            1.107                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Federated Stock Portfolio (6/03)                            2003        1.000            1.250                     --

   Large Cap Portfolio (9/03)                                  2003        1.000            1.187                     --

   Lazard International Stock Portfolio (8/03)                 2003        1.000            1.265                     --

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000            1.160                     --

   MFS Emerging Growth Portfolio (12/03)                       2003        1.000            1.195                     --

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000            1.280                     --

   Pioneer Fund Portfolio (4/03)                               2003        1.000            1.190                     --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000            1.014                     --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000            1.224                     --

   MFS Total Return Portfolio (5/03)                           2003        1.000            1.125                     --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000            0.998                     --

   Strategic Equity Portfolio (7/03)                           2003        1.000            1.227                     --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000            1.259                     --

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000            1.186                     --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000            1.238                     --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000            1.184                     --

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000            1.409                     --

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 1.85%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000             1.214                    --

   Money Market Portfolio (8/03)                               2003        1.000             0.992                    --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000             1.144                21,531

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000             1.317                    --

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000             1.257                53,198

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000             1.254                49,264

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000             1.262                45,052

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000             1.169                21,793

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000             1.282                38,167

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000             1.205                11,224

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000             1.476                 2,147

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000             1.325                 7,958

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000             1.210               132,206

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000             1.271                28,519

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000             1.226                    --

Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000             1.092                    --

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000             1.190                    --

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000             1.383                    --

   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000             1.251                 4,709

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000             1.332                    --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000             1.241                16,267

   Mid-Cap Value Portfolio (6/03)                              2003        1.000             1.256                23,535

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000             1.078                    --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000             1.072                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000             1.045                    --

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000             1.011                85,993

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000             1.291                18,770

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000             1.427                    --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000             1.308                18,909

   Investors Fund - Class I (7/03)                             2003        1.000             1.272                72,552

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000             1.306                 7,268

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000             1.427                42,389

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000             1.139                 7,528

   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000             1.297                13,688

   Equity Income Portfolio (7/03)                              2003        1.000             1.233                20,772

   Federated High Yield Portfolio (9/03)                       2003        1.000             1.107                45,803

   Federated Stock Portfolio (6/03)                            2003        1.000             1.249                    --

   Large Cap Portfolio (9/03)                                  2003        1.000             1.186                51,004

   Lazard International Stock Portfolio (8/03)                 2003        1.000             1.264                    --

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000             1.159                    --

   MFS Emerging Growth Portfolio (12/03)                       2003        1.000             1.195                 2,552

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000             1.280                10,082

   Pioneer Fund Portfolio (4/03)                               2003        1.000             1.189                    --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000             1.013                 4,955

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000             1.224                    --

   MFS Total Return Portfolio (5/03)                           2003        1.000             1.124               231,203

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000             0.998                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Strategic Equity Portfolio (7/03)                           2003        1.000             1.226                10,950

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000             1.259                 1,953

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000             1.185                    --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000             1.237                 1,947

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000             1.183                    --

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000             1.408                18,696

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000            1.213                  2,811

   Money Market Portfolio (8/03)                               2003        1.000            0.992                 90,248

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000            1.143                     --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000            1.316                334,172

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000            1.256              1,108,174

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000            1.253              1,314,244

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000            1.261                150,157

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000            1.168                 35,461

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000            1.281                    464

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000            1.204                111,096

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000            1.475                 32,338

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000            1.324                 59,268

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000            1.209                286,088

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000            1.270                     --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000            1.225                     --

Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000            1.092                 24,024

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000            1.189                 12,822

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000            1.382                     --

   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000            1.250                     --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000            1.331                  7,627

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000            1.240                  5,171

   Mid-Cap Value Portfolio (6/03)                              2003        1.000            1.255                 22,815

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.078                     --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.071                     --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000            1.044                 17,217

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000            1.010                  8,553

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000            1.290                     --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000            1.426                     --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000            1.307                 17,869

   Investors Fund - Class I (7/03)                             2003        1.000            1.271                 22,276

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000            1.305                 69,744

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000            1.426                 27,380

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000            1.138                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000            1.296                  9,293

   Equity Income Portfolio (7/03)                              2003        1.000            1.232                 62,666

   Federated High Yield Portfolio (9/03)                       2003        1.000            1.106                 17,004

   Federated Stock Portfolio (6/03)                            2003        1.000            1.248                 18,144

   Large Cap Portfolio (9/03)                                  2003        1.000            1.186                 27,138

   Lazard International Stock Portfolio (8/03)                 2003        1.000            1.263                  8,472

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000            1.158                 19,489

   MFS Emerging Growth Portfolio (12/03)                       2003        1.000            1.194                     --

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000            1.279                 10,971

   Pioneer Fund Portfolio (4/03)                               2003        1.000            1.188                     --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000            1.013                  1,178

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000            1.223                     --

   MFS Total Return Portfolio (5/03)                           2003        1.000            1.123                 68,755

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000            0.998                     --

   Strategic Equity Portfolio (7/03)                           2003        1.000            1.225                 22,609

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000            1.258                 74,545

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000            1.185                     --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000            1.237                101,724

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000            1.182                     --

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000            1.407                 39,726

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 2.05%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000             1.213                    --

   Money Market Portfolio (8/03)                               2003        1.000             0.991                    --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000             1.143                    --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000             1.316                    --

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000             1.255                    --

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000             1.253                    --

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000             1.260                    --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000             1.168                    --

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000             1.280                    --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000             1.203                    --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000             1.474                    --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000             1.323                    --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000             1.208                    --

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000             1.269                    --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000             1.225                    --

Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000             1.091                    --

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000             1.188                    --

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000             1.382                    --

   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000             1.250                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000             1.330                    --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000             1.239                    --

   Mid-Cap Value Portfolio (6/03)                              2003        1.000             1.254                    --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000             1.078                    --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000             1.071                    --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000             1.043                    --

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000             1.010                    --

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000             1.289                    --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000             1.425                    --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000             1.306                    --

   Investors Fund - Class I (7/03)                             2003        1.000             1.270                    --

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000             1.304                    --

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000             1.425                    --

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000             1.137                    --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000             1.295                    --

   Equity Income Portfolio (7/03)                              2003        1.000             1.231                    --

   Federated High Yield Portfolio (9/03)                       2003        1.000             1.105                    --

   Federated Stock Portfolio (6/03)                            2003        1.000             1.247                    --

   Large Cap Portfolio (9/03)                                  2003        1.000             1.185                    --

   Lazard International Stock Portfolio (8/03)                 2003        1.000             1.262                    --

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000             1.158                    --

   MFS Emerging Growth Portfolio (12/03)                       2003        1.000             1.193                    --

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000             1.278                    --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Fund Portfolio (4/03)                               2003        1.000             1.188                    --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000             1.012                    --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000             1.222                    --

   MFS Total Return Portfolio (5/03)                           2003        1.000             1.122                    --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000             0.997                    --

   Strategic Equity Portfolio (7/03)                           2003        1.000             1.225                    --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000             1.257                    --

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000             1.184                    --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000             1.236                    --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000             1.181                    --

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000             1.406                    --

                          PORTFOLIO ARCHITECT II (TIC)

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Capital Appreciation Fund (10/03)                           2003        1.000            1.212                     --

   Money Market Portfolio (8/03)                               2003        1.000            0.990                 86,167

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (10/03)                                             2003        1.000            1.142                     --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2003        1.000            1.315                  1,892

   Growth Fund - Class 2 Shares (6/03)                         2003        1.000            1.254                 13,201

   Growth-Income Fund - Class 2 Shares (6/03)                  2003        1.000            1.252                 28,884

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2003        1.000            1.259                     --

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (5/03)                                               2003        1.000            1.167                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (6/03)                                               2003        1.000            1.279                     --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2003        1.000            1.202                  6,436

   Templeton Developing Markets Securities Fund - Class 2
   Shares (7/03)                                               2003        1.000            1.473                     --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2003        1.000            1.322                     --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2003        1.000            1.207                  2,212

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (7/03)                                               2003        1.000            1.268                     --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2003        1.000            1.224                     --

Janus Aspen Series
   Balanced Portfolio - Service Shares (7/03)                  2003        1.000            1.090                     --

   Global Life Sciences Portfolio - Service Shares (12/03)     2003        1.000            1.187                     --

   Global Technology Portfolio - Service Shares (11/03)        2003        1.000            1.381                     --

   Worldwide Growth Portfolio - Service Shares (7/03)          2003        1.000            1.249                     --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (10/03)               2003        1.000            1.329                 55,373

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03)                          2003        1.000            1.238                     --

   Mid-Cap Value Portfolio (6/03)                              2003        1.000            1.253                 13,002

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.078                     --

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (12/03)                                           2003        1.000            1.071                     --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (9/03)         2003        1.000            1.042                     --

   Total Return Portfolio - Administrative Class (5/03)        2003        1.000            1.009                 54,621

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (6/03)                                               2003        1.000            1.288                     --

   Putnam VT Small Cap Value Fund - Class IB Shares (6/03)     2003        1.000            1.424                 10,103

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (8/03)                               2003        1.000            1.305                     --

   Investors Fund - Class I (7/03)                             2003        1.000            1.269                     --

   Large Cap Growth Fund - Class I (9/03)                      2003        1.000            1.303                 54,503

   Small Cap Growth Fund - Class I (8/03)                      2003        1.000            1.424                  1,726

The Travelers Series Trust
   Convertible Securities Portfolio (7/03)                     2003        1.000            1.136                     --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2003        1.000            1.295                     --

   Equity Income Portfolio (7/03)                              2003        1.000            1.230                     --

   Federated High Yield Portfolio (9/03)                       2003        1.000            1.104                     --

   Federated Stock Portfolio (6/03)                            2003        1.000            1.246                     --

   Large Cap Portfolio (9/03)                                  2003        1.000            1.184                 62,023

   Lazard International Stock Portfolio (8/03)                 2003        1.000            1.261                     --

   Merrill Lynch Large Cap Core Portfolio (7/03)               2003        1.000            1.157                     --

   MFS Emerging Growth Portfolio (12/03)                       2003        1.000            1.192                     --

   MFS Mid Cap Growth Portfolio (6/03)                         2003        1.000            1.277                 20,866

   Pioneer Fund Portfolio (4/03)                               2003        1.000            1.187                     --

   Travelers Quality Bond Portfolio (8/03)                     2003        1.000            1.011                     --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (11/03)                  2003        1.000            1.221                     --

   MFS Total Return Portfolio (5/03)                           2003        1.000            1.122                  6,878

   SB Adjustable Rate Income Portfolio - Class I
   Shares (12/03)                                              2003        1.000            0.997                     --

   Strategic Equity Portfolio (7/03)                           2003        1.000            1.224                     --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2003        1.000            1.256                  4,136

   Enterprise Portfolio - Class II Shares (1/04)               2003        1.000            1.183                     --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (5/03)            2003        1.000            1.235                  4,134

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (6/03)                                              2003        1.000            1.181                 59,036

   Mid Cap Portfolio - Service Class 2 (6/03)                  2003        1.000            1.405                     --

                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio - Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio - Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund -Class IB Shares changed its name to Putnam VT International Equity Fund - Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund -Class I changed its name to All Cap Fund - Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003 : The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio - Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio - Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio - Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio - Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the mid-range combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum separate account charge are contained in the Prospectus.

                          PIONEER ANNUISTAR VALUE (TIC)

                         SEPARATE ACCOUNT CHARGES 1.70%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.997                     --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.080                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.069                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.089                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.081                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.113                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.077                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.089                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.155                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            1.007                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.052                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.202                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.092                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.176                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.093                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.043                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.066                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.152                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.130                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.101                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.100                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.061                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.055                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.097                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.061                     --

                          PIONEER ANNUISTAR VALUE (TIC)

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.993                     --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.224                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.243                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.214                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.333                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.336                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.255                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.231                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.411                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            0.994                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.109                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.508                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.203                     --
   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.281                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.211                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.152                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.151                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.288                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.322                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.259                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.353                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.284                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.088                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.190                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.113                     --

                          PIONEER ANNUISTAR VALUE (TIC)

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.996                     --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.079                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.068                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.088                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.081                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.113                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.077                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.088                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.154                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            1.006                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.052                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.201                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.092                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.176                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.092                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.043                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.065                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.152                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.130                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.101                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.099                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.061                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.055                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.096                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.061                     --

                          PIONEER ANNUISTAR VALUE (TIC)

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.992                 90,248

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.222                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.241                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.213                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.331                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.335                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.253                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.230                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.409                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            0.993                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.107                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.506                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.202                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.280                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.209                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.151                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.149                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.286                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.320                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.258                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.351                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.282                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.086                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.188                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.112                     --

                          PIONEER ANNUISTAR VALUE (TIC)

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.996                     --

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.078                     --

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.067                     --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.088                     --

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.080                     --

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.112                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.076                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.088                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.154                     --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            1.006                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.051                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.200                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.091                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.175                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.092                     --

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.042                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.064                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.151                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.129                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.100                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.099                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.060                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.054                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.096                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.060                     --

                          PIONEER ANNUISTAR VALUE (TIC)

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
   Money Market Portfolio (8/03)                               2003        1.000            0.990                 86,167

AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation Fund - Series II (9/03)       2003        1.000            1.220                 16,944

   AIM V.I. Mid Cap Core Equity Fund - Series II (12/03)       2003        1.000            1.239                 16,578

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2003        1.000            1.211                 16,965

   Franklin Small Cap Fund - Class 2 Shares (11/03)            2003        1.000            1.330                 15,592

   Templeton Foreign Securities Fund - Class 2 Shares (9/03)   2003        1.000            1.333                     --

Greenwich Street Series Fund
   Salomon Brothers Variable Emerging Growth Fund -
   Class II Shares (9/03)                                      2003        1.000            1.252                     --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2003        1.000            1.228                     --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (11/03)                                              2003        1.000            1.408                 14,907

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR          END OF YEAR       END OF YEAR
------------------------------------------------------------  ------  ---------------  ---------------  -----------------
Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (12/03)                                              2003        1.000            0.992                     --

   Pioneer Balanced VCT Portfolio - Class II Shares (11/03)    2003        1.000            1.106                     --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.504                     --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.200                     --

   Pioneer Europe VCT Portfolio - Class II Shares (9/03)       2003        1.000            1.278                     --

   Pioneer Fund VCT Portfolio - Class II Shares (9/03)         2003        1.000            1.208                     --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (11/03)                                              2003        1.000            1.149                     --

   Pioneer High Yield VCT Portfolio - Class II Shares (9/03)   2003        1.000            1.148                     --

   Pioneer International Value VCT Portfolio - Class II
   Shares (1/04)                                               2003        1.000            1.285                     --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.318                     --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.256                     --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.349                     --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2003        1.000            1.280                     --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (9/03)                                               2003        1.000            1.085                     --

   Pioneer Value VCT Portfolio - Class II Shares (12/03)       2003        1.000            1.187                     --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2003        1.000            1.110                     --

                                      NOTES

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

ANNUAL REPORT
DECEMBER 31, 2003

                           TIC SEPARATE ACCOUNT THIRTEEN
                           FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                                     AIM V.I.             AIM V.I.
                                            CAPITAL                                  CAPITAL              MID CAP
                                         APPRECIATION            MONEY             APPRECIATION         CORE EQUITY
                                             FUND           MARKET PORTFOLIO     FUND - SERIES II     FUND - SERIES II
                                         ------------       ----------------     ----------------     ----------------
ASSETS:
  Investments at market value:             $ 22,767             $188,572             $ 41,092             $ 20,553

  Receivables:
    Dividends ................                   --                   49                   --                   --
                                           --------             --------             --------             --------

      Total Assets ...........               22,767              188,621               41,092               20,553
                                           --------             --------             --------             --------

LIABILITIES:
  Payables:
    Insurance charges ........                    4                   47                    9                    6
    Administrative fees ......                   --                    4                    1                   --
                                           --------             --------             --------             --------

      Total Liabilities ......                    4                   51                   10                    6
                                           --------             --------             --------             --------

NET ASSETS:                                $ 22,763             $188,570             $ 41,082             $ 20,547
                                           ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                       ALLIANCEBERNSTEIN        GLOBAL GROWTH                                 GROWTH-INCOME
                                        PREMIER GROWTH          FUND - CLASS 2        GROWTH FUND -           FUND - CLASS 2
                                      PORTFOLIO - CLASS B           SHARES            CLASS 2 SHARES              SHARES
                                      -------------------       --------------        --------------          --------------
ASSETS:
  Investments at market value:             $   25,850             $  455,279             $1,514,691             $1,779,482

  Receivables:
    Dividends ................                     --                     --                     --                     --
                                           ----------             ----------             ----------             ----------

      Total Assets ...........                 25,850                455,279              1,514,691              1,779,482
                                           ----------             ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                      6                    111                    368                    434
    Administrative fees ......                      1                      9                     30                     36
                                           ----------             ----------             ----------             ----------

      Total Liabilities ......                      7                    120                    398                    470
                                           ----------             ----------             ----------             ----------

NET ASSETS:                                $   25,843             $  455,159             $1,514,293             $1,779,012
                                           ==========             ==========             ==========             ==========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

   DELAWARE                                DREYFUS VIF
   VIP REIT           DREYFUS VIF           DEVELOPING        FRANKLIN RISING                            MUTUAL SHARES
   SERIES -           APPRECIATION           LEADERS             DIVIDENDS         FRANKLIN SMALL          SECURITIES
   STANDARD           PORTFOLIO -          PORTFOLIO -       SECURITIES FUND -       CAP FUND -          FUND - CLASS 2
     CLASS           INITIAL SHARES       INITIAL SHARES      CLASS 2 SHARES       CLASS 2 SHARES            SHARES
   --------          --------------       --------------     -----------------     --------------        --------------
   $253,524             $ 78,201             $ 55,697             $ 61,310             $ 20,738             $164,128

         --                   --                   --                   --                   --                   --
   --------             --------             --------             --------             --------             --------

    253,524               78,201               55,697               61,310               20,738              164,128
   --------             --------             --------             --------             --------             --------

         61                   19                   12                   13                    6                   40
          5                    1                    1                    1                   --                    3
   --------             --------             --------             --------             --------             --------

         66                   20                   13                   14                    6                   43
   --------             --------             --------             --------             --------             --------

   $253,458             $ 78,181             $ 55,684             $ 61,296             $ 20,732             $164,085
   ========             ========             ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                           TEMPLETON
                                          DEVELOPING           TEMPLETON            TEMPLETON
                                            MARKETS             FOREIGN               GROWTH
                                          SECURITIES           SECURITIES           SECURITIES          EQUITY INDEX
                                            FUND -               FUND -               FUND -            PORTFOLIO -
                                        CLASS 2 SHARES       CLASS 2 SHARES       CLASS 2 SHARES      CLASS II SHARES
                                        --------------       --------------       --------------      ---------------
ASSETS:
  Investments at market value:             $ 50,894             $ 14,019             $ 89,045             $519,205

  Receivables:
    Dividends ................                   --                   --                   --                   --
                                           --------             --------             --------             --------

      Total Assets ...........               50,894               14,019               89,045              519,205
                                           --------             --------             --------             --------

LIABILITIES:
  Payables:
    Insurance charges ........                   13                    3                   21                  124
    Administrative fees ......                    1                   --                    2                   11
                                           --------             --------             --------             --------

      Total Liabilities ......                   14                    3                   23                  135
                                           --------             --------             --------             --------

NET ASSETS:                                $ 50,880             $ 14,016             $ 89,022             $519,070
                                           ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

    SALOMON            SALOMON
   BROTHERS            BROTHERS
   VARIABLE            VARIABLE
   EMERGING            EMERGING                              GLOBAL LIFE
    GROWTH              GROWTH                                SCIENCES             GLOBAL            WORLDWIDE
    FUND -              FUND -             BALANCED          PORTFOLIO -         TECHNOLOGY            GROWTH
    CLASS I            CLASS II          PORTFOLIO -           SERVICE          PORTFOLIO -         PORTFOLIO -
    SHARES              SHARES          SERVICE SHARES         SHARES          SERVICE SHARES      SERVICE SHARES
   -------             --------         --------------       -----------       --------------      --------------
   $36,258             $ 1,625             $26,232             $15,246             $ 3,693             $ 5,895

        --                  --                  --                  --                  --                  --
   -------             -------             -------             -------             -------             -------

    36,258               1,625              26,232              15,246               3,693               5,895
   -------             -------             -------             -------             -------             -------

         8                  --                   6                   4                   1                   2
         1                  --                   1                  --                  --                  --
   -------             -------             -------             -------             -------             -------

         9                  --                   7                   4                   1                   2
   -------             -------             -------             -------             -------             -------

   $36,249             $ 1,625             $26,225             $15,242             $ 3,692             $ 5,893
   =======             =======             =======             =======             =======             =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                     OPPENHEIMER
                                           LAZARD                                                      CAPITAL
                                         RETIREMENT           GROWTH AND           MID-CAP           APPRECIATION
                                          SMALL CAP             INCOME              VALUE             FUND/VA -
                                          PORTFOLIO           PORTFOLIO           PORTFOLIO         SERVICE SHARES
                                         ----------           ----------          ---------         --------------
ASSETS:
  Investments at market value:             $92,308             $34,302             $82,877             $36,544

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                           -------             -------             -------             -------

      Total Assets ...........              92,308              34,302              82,877              36,544
                                           -------             -------             -------             -------

LIABILITIES:
  Payables:
    Insurance charges ........                  25                   7                  21                   7
    Administrative fees ......                   2                   1                   2                  --
                                           -------             -------             -------             -------

      Total Liabilities ......                  27                   8                  23                   7
                                           -------             -------             -------             -------

NET ASSETS:                                $92,281             $34,294             $82,854             $36,537
                                           =======             =======             =======             =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                   PIONEER             PIONEER              PIONEER
  OPPENHEIMER                                                      AMERICA             EMERGING              EQUITY
    GLOBAL             REAL RETURN          TOTAL RETURN         INCOME VCT            MARKETS             INCOME VCT
  SECURITIES           PORTFOLIO -          PORTFOLIO -          PORTFOLIO -       VCT PORTFOLIO -        PORTFOLIO -
   FUND/VA -          ADMINISTRATIVE       ADMINISTRATIVE         CLASS II             CLASS II             CLASS II
SERVICE SHARES            CLASS                CLASS               SHARES               SHARES               SHARES
--------------        --------------       --------------        -----------       ---------------        -----------
   $ 25,176             $ 48,670             $431,818             $  8,290             $    151             $ 14,811

         --                   --                   --                   --                   --                   --
   --------             --------             --------             --------             --------             --------

     25,176               48,670              431,818                8,290                  151               14,811
   --------             --------             --------             --------             --------             --------

          6                    9                   98                    1                   --                    3
          1                    1                    9                   --                   --                   --
   --------             --------             --------             --------             --------             --------

          7                   10                  107                    1                   --                    3
   --------             --------             --------             --------             --------             --------

   $ 25,169             $ 48,660             $431,711             $  8,289             $    151             $ 14,808
   ========             ========             ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                               PIONEER
                                            PIONEER           HIGH YIELD         PIONEER MID        PIONEER SMALL
                                           FUND VCT              VCT              CAP VALUE           CAP VALUE
                                          PORTFOLIO -        PORTFOLIO -       VCT PORTFOLIO -     VCT PORTFOLIO -
                                           CLASS II            CLASS II            CLASS II            CLASS II
                                            SHARES              SHARES              SHARES              SHARES
                                          -----------        -----------       ---------------     ---------------
ASSETS:
  Investments at market value:             $ 6,235             $16,883             $15,067             $10,010

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                           -------             -------             -------             -------

      Total Assets ...........               6,235              16,883              15,067              10,010
                                           -------             -------             -------             -------

LIABILITIES:
  Payables:
    Insurance charges ........                  --                   3                   3                   2
    Administrative fees ......                  --                   1                  --                  --
                                           -------             -------             -------             -------

      Total Liabilities ......                  --                   4                   3                   2
                                           -------             -------             -------             -------

NET ASSETS:                                $ 6,235             $16,879             $15,064             $10,008
                                           =======             =======             =======             =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

    PIONEER
   STRATEGIC             PIONEER             PUTNAM VT           PUTNAM VT
  INCOME VCT            VALUE VCT          INTERNATIONAL         SMALL CAP
  PORTFOLIO -          PORTFOLIO -         EQUITY FUND -        VALUE FUND -            ALL CAP            INVESTORS
   CLASS II              CLASS II             CLASS IB            CLASS IB               FUND -              FUND -
    SHARES                SHARES               SHARES              SHARES               CLASS I             CLASS I
  -----------          -----------         -------------        ------------           --------             --------
   $ 20,396             $  4,162             $ 28,527             $ 24,449             $ 65,415             $120,587

         --                   --                   --                   --                   --                   --
   --------             --------             --------             --------             --------             --------

     20,396                4,162               28,527               24,449               65,415              120,587
   --------             --------             --------             --------             --------             --------

          3                    1                    6                    6                   15                   28
          1                   --                    1                   --                    1                    3
   --------             --------             --------             --------             --------             --------

          4                    1                    7                    6                   16                   31
   --------             --------             --------             --------             --------             --------

   $ 20,392             $  4,161             $ 28,520             $ 24,443             $ 65,399             $120,556
   ========             ========             ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                           LARGE CAP
                                            GROWTH             SMALL CAP           TOTAL RETURN         CONVERTIBLE
                                            FUND -           GROWTH FUND -            FUND -             SECURITIES
                                            CLASS I             CLASS I              CLASS II            PORTFOLIO
                                           ---------         -------------         ------------         -----------
ASSETS:
  Investments at market value:             $171,548             $108,068             $ 47,543             $ 13,361

  Receivables:
    Dividends ................                   --                   --                   --                   --
                                           --------             --------             --------             --------

      Total Assets ...........              171,548              108,068               47,543               13,361
                                           --------             --------             --------             --------

LIABILITIES:
  Payables:
    Insurance charges ........                   44                   26                    9                    3
    Administrative fees ......                    3                    3                    1                   --
                                           --------             --------             --------             --------

      Total Liabilities ......                   47                   29                   10                    3
                                           --------             --------             --------             --------

NET ASSETS:                                $171,501             $108,039             $ 47,533             $ 13,358
                                           ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

  DISCIPLINED                                                                                               LAZARD
    MID CAP              EQUITY             FEDERATED            FEDERATED                               INTERNATIONAL
     STOCK               INCOME             HIGH YIELD             STOCK              LARGE CAP              STOCK
   PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO
  -----------          ---------            ----------           ---------            ---------          -------------
   $ 41,002             $119,705             $ 81,674             $ 25,204             $166,172             $ 19,313

         --                   --                   --                   --                   --                   --
   --------             --------             --------             --------             --------             --------

     41,002              119,705               81,674               25,204              166,172               19,313
   --------             --------             --------             --------             --------             --------

          9                   26                   19                    6                   42                    5
          1                    2                    2                   --                    3                   --
   --------             --------             --------             --------             --------             --------

         10                   28                   21                    6                   45                    5
   --------             --------             --------             --------             --------             --------

   $ 40,992             $119,677             $ 81,653             $ 25,198             $166,127             $ 19,308
   ========             ========             ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                        MERRILL LYNCH                                MFS              TRAVELERS
                                          LARGE CAP          MFS EMERGING          MID CAP             QUALITY
                                            CORE                GROWTH              GROWTH               BOND
                                          PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                        -------------        ------------         ---------           ---------
ASSETS:
  Investments at market value:             $25,103             $ 3,049             $53,590             $27,740

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                           -------             -------             -------             -------

      Total Assets ...........              25,103               3,049              53,590              27,740
                                           -------             -------             -------             -------

LIABILITIES:
  Payables:
    Insurance charges ........                   6                   1                  14                   5
    Administrative fees ......                   1                  --                   1                  --
                                           -------             -------             -------             -------

      Total Liabilities ......                   7                   1                  15                   5
                                           -------             -------             -------             -------

NET ASSETS:                                $25,096             $ 3,048             $53,575             $27,735
                                           =======             =======             =======             =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          SB ADJUSTABLE
                                           RATE INCOME                                 COMSTOCK          CONTRAFUND(R)
  AIM CAPITAL           MFS TOTAL          PORTFOLIO -           STRATEGIC           PORTFOLIO -          PORTFOLIO -
 APPRECIATION             RETURN             CLASS I              EQUITY               CLASS II             SERVICE
   PORTFOLIO            PORTFOLIO             SHARES             PORTFOLIO              SHARES              CLASS 2
 ------------           ---------         -------------          ---------           -----------         -------------
   $ 12,338             $380,380             $  3,835             $ 41,145             $101,438             $173,030

         --                   --                   --                   --                   --                   --
   --------             --------             --------             --------             --------             --------

     12,338              380,380                3,835               41,145              101,438              173,030
   --------             --------             --------             --------             --------             --------

          2                   86                   --                   10                   25                   39
         --                    7                   --                    1                    2                    4
   --------             --------             --------             --------             --------             --------

          2                   93                   --                   11                   27                   43
   --------             --------             --------             --------             --------             --------

   $ 12,336             $380,287             $  3,835             $ 41,134             $101,411             $172,987
   ========             ========             ========             ========             ========             ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                            DYNAMIC
                                            CAPITAL
                                          APPRECIATION             MID CAP
                                           PORTFOLIO -           PORTFOLIO -
                                             SERVICE               SERVICE
                                             CLASS 2               CLASS 2                COMBINED
                                           ----------             ----------             ----------
ASSETS:
  Investments at market value:             $   90,013             $  111,663             $8,347,588

  Receivables:
    Dividends ................                     --                     --                     49
                                           ----------             ----------             ----------

      Total Assets ...........                 90,013                111,663              8,347,637
                                           ----------             ----------             ----------

LIABILITIES:
  Payables:
    Insurance charges ........                     22                     26                  1,987
    Administrative fees ......                      2                      2                    166
                                           ----------             ----------             ----------

      Total Liabilities ......                     24                     28                  2,153
                                           ----------             ----------             ----------

NET ASSETS:                                $   89,989             $  111,635             $8,345,484
                                           ==========             ==========             ==========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                   AIM V.I.
                                                                                               AIM V.I.            MID CAP
                                                          CAPITAL            MONEY             CAPITAL           CORE EQUITY
                                                        APPRECIATION         MARKET          APPRECIATION           FUND -
                                                            FUND            PORTFOLIO      FUND - SERIES II       SERIES II
                                                        ------------        ---------      ----------------      -----------
INVESTMENT INCOME:
  Dividends ...................................           $    10            $   314            $    --            $    --
                                                          -------            -------            -------            -------

EXPENSES:
  Insurance charges ...........................                14                868                 67                 17
  Administrative fees .........................                 1                 68                  7                  1
                                                          -------            -------            -------            -------

    Total expenses ............................                15                936                 74                 18
                                                          -------            -------            -------            -------

      Net investment income (loss) ............                (5)              (622)               (74)               (18)
                                                          -------            -------            -------            -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                --                 --                  3                 --
                                                          -------            -------            -------            -------

      Realized gain (loss) ....................                --                 --                  3                 --
                                                          -------            -------            -------            -------

    Change in unrealized gain (loss)
      on investments ..........................               677                 --              1,951                565
                                                          -------            -------            -------            -------

  Net increase (decrease) in net assets
    resulting from operations .................           $   672            $  (622)           $ 1,880            $   547
                                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     ALLIANCEBERNSTEIN
                                                          PREMIER          GLOBAL GROWTH                           GROWTH-INCOME
                                                          GROWTH               FUND -          GROWTH FUND -           FUND -
                                                        PORTFOLIO -           CLASS 2             CLASS 2             CLASS 2
                                                          CLASS B              SHARES              SHARES              SHARES
                                                     -----------------     -------------       -------------       -------------
INVESTMENT INCOME:
  Dividends ...................................          $      --           $      14           $   1,302           $  12,324
                                                         ---------           ---------           ---------           ---------

EXPENSES:
  Insurance charges ...........................                 98               1,976               6,216               7,380
  Administrative fees .........................                  9                 165                 518                 615
                                                         ---------           ---------           ---------           ---------

    Total expenses ............................                107               2,141               6,734               7,995
                                                         ---------           ---------           ---------           ---------

      Net investment income (loss) ............               (107)             (2,127)             (5,432)              4,329
                                                         ---------           ---------           ---------           ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments                 --                  96                  25                   1
                                                         ---------           ---------           ---------           ---------

      Realized gain (loss) ....................                 --                  96                  25                   1
                                                         ---------           ---------           ---------           ---------

    Change in unrealized gain (loss)
      on investments ..........................                771              45,909             113,957             137,761
                                                         ---------           ---------           ---------           ---------

  Net increase (decrease) in net assets
    resulting from operations .................          $     664           $  43,878           $ 108,550           $ 142,091
                                                         =========           =========           =========           =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                       FRANKLIN RISING                             MUTUAL
                                      DREYFUS VIF         DIVIDENDS                                SHARES
   DELAWARE           DREYFUS          DEVELOPING        SECURITIES           FRANKLIN           SECURITIES
   VIP REIT       VIF APPRECIATION       LEADERS            FUND -           SMALL CAP             FUND -
   SERIES -          PORTFOLIO -      PORTFOLIO -          CLASS 2          FUND - CLASS          CLASS 2
STANDARD CLASS     INITIAL SHARES    INITIAL SHARES         SHARES            2 SHARES             SHARES
--------------    ----------------   --------------    ---------------      ------------         ---------
   $     --           $    981          $      9           $     51           $     --           $     63
   --------           --------          --------           --------           --------           --------

      1,001                337               134                199                 27                743
         84                 29                12                 20                  2                 62
   --------           --------          --------           --------           --------           --------

      1,085                366               146                219                 29                805
   --------           --------          --------           --------           --------           --------

     (1,085)               615              (137)              (168)               (29)              (742)
   --------           --------          --------           --------           --------           --------

         --                 --                --                167                 --                 --
         57                 13                12                401               (445)                22
   --------           --------          --------           --------           --------           --------

         57                 13                12                568               (445)                22
   --------           --------          --------           --------           --------           --------

     19,794              5,318             2,525              2,948                747             13,239
   --------           --------          --------           --------           --------           --------

   $ 18,766           $  5,946          $  2,400           $  3,348           $    273           $ 12,519
   ========           ========          ========           ========           ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                         TEMPLETON
                                                        DEVELOPING         TEMPLETON          TEMPLETON
                                                          MARKETS           FOREIGN             GROWTH             EQUITY
                                                        SECURITIES         SECURITIES         SECURITIES            INDEX
                                                          FUND -             FUND -             FUND -           PORTFOLIO -
                                                          CLASS 2           CLASS 2             CLASS 2           CLASS II
                                                          SHARES             SHARES             SHARES             SHARES
                                                        ----------         ----------         ----------         -----------
INVESTMENT INCOME:
  Dividends ...................................          $     --           $     --           $     53           $  4,492
                                                         --------           --------           --------           --------

EXPENSES:
  Insurance charges ...........................               246                131                493              2,413
  Administrative fees .........................                21                 12                 41                204
                                                         --------           --------           --------           --------

    Total expenses ............................               267                143                534              2,617
                                                         --------           --------           --------           --------

      Net investment income (loss) ............              (267)              (143)              (481)             1,875
                                                         --------           --------           --------           --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                26                997                 26                 --
                                                         --------           --------           --------           --------

      Realized gain (loss) ....................                26                997                 26                 --
                                                         --------           --------           --------           --------

    Change in unrealized gain (loss)
      on investments ..........................             8,437                978             10,524             39,931
                                                         --------           --------           --------           --------

  Net increase (decrease) in net assets
    resulting from operations .................          $  8,196           $  1,832           $ 10,069           $ 41,806
                                                         ========           ========           ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    SALOMON
   BROTHERS         SALOMON
    VARIABLE        BROTHERS
    EMERGING        VARIABLE                           GLOBAL LIFE         GLOBAL
    GROWTH          EMERGING           BALANCED         SCIENCES         TECHNOLOGY
     FUND -      GROWTH FUND -       PORTFOLIO -       PORTFOLIO -      PORTFOLIO -        WORLDWIDE
    CLASS I         CLASS II           SERVICE           SERVICE           SERVICE      GROWTH PORTFOLIO -
    SHARES           SHARES             SHARES           SHARES            SHARES        SERVICE SHARES
   --------      -------------       -----------       -----------      ------------    ------------------
   $    --           $    --           $   228          $    --           $    --           $    12
   -------           -------           -------          -------           -------           -------

       136               146               211               21                 4                36
        12                12                17                2                --                 3
   -------           -------           -------          -------           -------           -------

       148               158               228               23                 4                39
   -------           -------           -------          -------           -------           -------

      (148)             (158)               --              (23)               (4)              (27)
   -------           -------           -------          -------           -------           -------

        --                --                --               --                --                --
         2               733                 2               --                --                 2
   -------           -------           -------          -------           -------           -------

         2               733                 2               --                --                 2
   -------           -------           -------          -------           -------           -------

     2,130                93             1,223              265               115               653
   -------           -------           -------          -------           -------           -------

   $ 1,984           $   668           $ 1,225          $   242           $   111           $   628
   =======           =======           =======          =======           =======           =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                           OPPENHEIMER
                                                         LAZARD                                              CAPITAL
                                                       RETIREMENT         GROWTH AND        MID-CAP        APPRECIATION
                                                        SMALL CAP           INCOME          VALUE            FUND/VA -
                                                        PORTFOLIO         PORTFOLIO        PORTFOLIO      SERVICE SHARES
                                                       ----------         ----------       ---------      --------------
INVESTMENT INCOME:
  Dividends ...................................          $    --           $   189          $   384           $    --
                                                         -------           -------          -------           -------

EXPENSES:
  Insurance charges ...........................              254                95              461               166
  Administrative fees .........................               19                 9               38                18
                                                         -------           -------          -------           -------

    Total expenses ............................              273               104              499               184
                                                         -------           -------          -------           -------

      Net investment income (loss) ............             (273)               85             (115)             (184)
                                                         -------           -------          -------           -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --              794                --
    Realized gain (loss) on sale of investments                4                 8               21                 5
                                                         -------           -------          -------           -------

      Realized gain (loss) ....................                4                 8              815                 5
                                                         -------           -------          -------           -------

    Change in unrealized gain (loss)
      on investments ..........................            4,136             2,342            7,798             3,200
                                                         -------           -------          -------           -------

  Net increase (decrease) in net assets
    resulting from operations .................          $ 3,867           $ 2,435          $ 8,498           $ 3,021
                                                         =======           =======          =======           =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                            PIONEER                            PIONEER
                                                            AMERICA          PIONEER           EMERGING
    OPPENHEIMER       REAL RETURN       TOTAL RETURN      INCOME VCT         BALANCED         MARKETS VCT
 GLOBAL SECURITIES    PORTFOLIO -        PORTFOLIO -      PORTFOLIO -     VCT PORTFOLIO -     PORTFOLIO -
     FUND/VA -       ADMINISTRATIVE    ADMINISTRATIVE      CLASS II          CLASS II          CLASS II
  SERVICE SHARES         CLASS             CLASS            SHARES           SHARES             SHARES
-----------------    --------------    --------------     -----------     ---------------     -----------
      $    --           $    40           $ 4,658           $     2           $    --           $    --
      -------           -------           -------           -------           -------           -------

           24                91             3,049                --                14                14
            2                 8               279                --                 1                 1
      -------           -------           -------           -------           -------           -------

           26                99             3,328                --                15                15
      -------           -------           -------           -------           -------           -------

          (26)              (59)            1,330                 2               (15)              (15)
      -------           -------           -------           -------           -------           -------

           --               473             3,151                --                --                --
         (167)                1              (735)               --               (15)             (663)
      -------           -------           -------           -------           -------           -------

         (167)              474             2,416                --               (15)             (663)
      -------           -------           -------           -------           -------           -------

        1,039               (88)           (3,454)               (8)               --                12
      -------           -------           -------           -------           -------           -------

      $   846           $   327           $   292           $    (6)          $   (30)          $  (666)
      =======           =======           =======           =======           =======           =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                         PIONEER
                                                         EQUITY         PIONEER FUND     PIONEER GROWTH     PIONEER HIGH
                                                       INCOME VCT            VCT           SHARES VCT        YIELD VCT
                                                       PORTFOLIO -      PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
                                                        CLASS II          CLASS II          CLASS II          CLASS II
                                                         SHARES            SHARES            SHARES            SHARES
                                                       -----------      -----------      --------------     ------------
INVESTMENT INCOME:
  Dividends ...................................          $    71          $   138           $    --           $   353
                                                         -------          -------           -------           -------

EXPENSES:
  Insurance charges ...........................               44              226                10                93
  Administrative fees .........................                5               19                 1                 9
                                                         -------          -------           -------           -------

    Total expenses ............................               49              245                11               102
                                                         -------          -------           -------           -------

      Net investment income (loss) ............               22             (107)              (11)              251
                                                         -------          -------           -------           -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --               --                --                --
    Realized gain (loss) on sale of investments                2            2,296              (369)              264
                                                         -------          -------           -------           -------

      Realized gain (loss) ....................                2            2,296              (369)              264
                                                         -------          -------           -------           -------

    Change in unrealized gain (loss)
      on investments ..........................            1,249               13                --               418
                                                         -------          -------           -------           -------

  Net increase (decrease) in net assets
    resulting from operations .................          $ 1,273          $ 2,202           $  (380)          $   933
                                                         =======          =======           =======           =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                           PIONEER
                      PIONEER REAL                        STRATEGIC
    PIONEER MID          ESTATE        PIONEER SMALL        INCOME       PIONEER VALUE        PUTNAM VT
     CAP VALUE           SHARES           CAP VALUE          VCT               VCT          INTERNATIONAL
  VCT PORTFOLIO -   VCT PORTFOLIO -   VCT PORTFOLIO -     PORTFOLIO -     PORTFOLIO -       EQUITY FUND -
     CLASS II           CLASS II          CLASS II         CLASS II         CLASS II           CLASS IB
       SHARES            SHARES            SHARES           SHARES           SHARES             SHARES
  ---------------   ---------------   ---------------     -----------    -------------      -------------
      $    --           $   110           $    --           $   638          $    --           $    --
      -------           -------           -------           -------          -------           -------

           45                49                30               187                1                97
            5                 4                 3                17               --                 9
      -------           -------           -------           -------          -------           -------

           50                53                33               204                1               106
      -------           -------           -------           -------          -------           -------

          (50)               57               (33)              434               (1)             (106)
      -------           -------           -------           -------          -------           -------

           --                --                --                --               --                --
            3               (18)                2             1,438               --                 5
      -------           -------           -------           -------          -------           -------

            3               (18)                2             1,438               --                 5
      -------           -------           -------           -------          -------           -------

        1,601                --             1,030               422               14             2,833
      -------           -------           -------           -------          -------           -------

      $ 1,554           $    39           $   999           $ 2,294          $    13           $ 2,732
      =======           =======           =======           =======          =======           =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                        PUTNAM VT
                                                        SMALL CAP                                            LARGE CAP
                                                       VALUE FUND -        ALL CAP          INVESTORS         GROWTH
                                                         CLASS IB           FUND -           FUND -           FUND -
                                                          SHARES           CLASS I           CLASS I          CLASS I
                                                       ------------        -------          ---------        ---------
INVESTMENT INCOME:
  Dividends ...................................          $    --           $   125           $ 1,455          $    --
                                                         -------           -------           -------          -------

EXPENSES:
  Insurance charges ...........................              231               130               307              538
  Administrative fees .........................               18                12                26               42
                                                         -------           -------           -------          -------

    Total expenses ............................              249               142               333              580
                                                         -------           -------           -------          -------

      Net investment income (loss) ............             (249)              (17)            1,122             (580)
                                                         -------           -------           -------          -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --               --
    Realized gain (loss) on sale of investments            5,556                11                10               13
                                                         -------           -------           -------          -------

      Realized gain (loss) ....................            5,556                11                10               13
                                                         -------           -------           -------          -------

    Change in unrealized gain (loss)
      on investments ..........................            2,057             3,407             6,634            8,777
                                                         -------           -------           -------          -------

  Net increase (decrease) in net assets
    resulting from operations .................          $ 7,364           $ 3,401           $ 7,766          $ 8,210
                                                         =======           =======           =======          =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

  SMALL CAP                                           DISCIPLINED
   GROWTH          TOTAL RETURN      CONVERTIBLE        MID CAP           EQUITY         FEDERATED
   FUND -             FUND -          SECURITIES         STOCK            INCOME         HIGH YIELD
   CLASS I           CLASS II         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
  --------         ------------      -----------      -----------       ---------        ----------
   $    --           $   124           $   281          $   106          $   903          $ 5,401
   -------           -------           -------          -------          -------          -------

       226               215                55               52              637              241
        18                22                 5                6               54               21
   -------           -------           -------          -------          -------          -------

       244               237                60               58              691              262
   -------           -------           -------          -------          -------          -------

      (244)             (113)              221               48              212            5,139
   -------           -------           -------          -------          -------          -------

        --               551                --               --               --               --
         8               160                 2                1               24                5
   -------           -------           -------          -------          -------          -------

         8               711                 2                1               24                5
   -------           -------           -------          -------          -------          -------

     4,741             1,762               490              776            9,908           (2,723)
   -------           -------           -------          -------          -------          -------

   $ 4,505           $ 2,360           $   713          $   825          $10,144          $ 2,421
   =======           =======           =======          =======          =======          =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                             LAZARD       MERRILL LYNCH
                                                        FEDERATED                        INTERNATIONAL      LARGE CAP
                                                          STOCK          LARGE CAP           STOCK             CORE
                                                        PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                        ---------        ---------       -------------    -------------
INVESTMENT INCOME:
  Dividends ...................................          $   327          $   589           $   306          $   157
                                                         -------          -------           -------          -------

EXPENSES:
  Insurance charges ...........................              139              557                85              178
  Administrative fees .........................               12               45                 6               15
                                                         -------          -------           -------          -------

    Total expenses ............................              151              602                91              193
                                                         -------          -------           -------          -------

      Net investment income (loss) ............              176              (13)              215              (36)
                                                         -------          -------           -------          -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --               --                --               --
    Realized gain (loss) on sale of investments                5                7                 6                5
                                                         -------          -------           -------          -------

      Realized gain (loss) ....................                5                7                 6                5
                                                         -------          -------           -------          -------

    Change in unrealized gain (loss)
      on investments ..........................            2,282            7,985             1,528            1,726
                                                         -------          -------           -------          -------

  Net increase (decrease) in net assets
    resulting from operations .................          $ 2,463          $ 7,979           $ 1,749          $ 1,695
                                                         =======          =======           =======          =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                         SB ADJUSTABLE
                        MFS            TRAVELERS                                          RATE INCOME
  MFS EMERGING        MID CAP           QUALITY         AIM CAPITAL          MFS          PORTFOLIO -
    GROWTH             GROWTH             BOND         APPRECIATION      TOTAL RETURN       CLASS I
   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO          SHARES
  ------------       ---------         ---------       ------------      ------------    -------------
    $    --           $    --           $ 1,012           $    --           $ 7,833          $    13
    -------           -------           -------           -------           -------          -------

          4               261                51                14               942                3
         --                20                 5                 1                83               --
    -------           -------           -------           -------           -------          -------

          4               281                56                15             1,025                3
    -------           -------           -------           -------           -------          -------

         (4)             (281)              956               (15)            6,808               10
    -------           -------           -------           -------           -------          -------

         --                --                --                --                --               --
         --                11                 1                --                16               --
    -------           -------           -------           -------           -------          -------

         --                11                 1                --                16               --
    -------           -------           -------           -------           -------          -------

         52             3,641              (735)              309             9,207               (8)
    -------           -------           -------           -------           -------          -------

    $    48           $ 3,371           $   222           $   294           $16,031          $     2
    =======           =======           =======           =======           =======          =======

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                   DYNAMIC
                                                                                                                   CAPITAL
                                                                            COMSTOCK        CONTRAFUND(R)       APPRECIATION
                                                        STRATEGIC         PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
                                                         EQUITY             CLASS II           SERVICE             SERVICE
                                                        PORTFOLIO            SHARES            CLASS 2             CLASS 2
                                                        ---------         -----------       -------------       ------------
INVESTMENT INCOME:
  Dividends ...................................          $     --           $     --           $     --           $     --
                                                         --------           --------           --------           --------

EXPENSES:
  Insurance charges ...........................               263                552                667                318
  Administrative fees .........................                22                 46                 57                 25
                                                         --------           --------           --------           --------

    Total expenses ............................               285                598                724                343
                                                         --------           --------           --------           --------

      Net investment income (loss) ............              (285)              (598)              (724)              (343)
                                                         --------           --------           --------           --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                11                 22                 33                 (1)
                                                         --------           --------           --------           --------

      Realized gain (loss) ....................                11                 22                 33                 (1)
                                                         --------           --------           --------           --------

    Change in unrealized gain (loss)
      on investments ..........................             3,928             10,042             11,932              3,089
                                                         --------           --------           --------           --------

  Net increase (decrease) in net assets
    resulting from operations .................          $  3,654           $  9,466           $ 11,241           $  2,745
                                                         ========           ========           ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    MID CAP
  PORTFOLIO -
    SERVICE
    CLASS 2           COMBINED
  -----------         --------

   $     --           $ 45,068
   --------           --------

        332             34,862
         27              2,952
   --------           --------

        359             37,814
   --------           --------

       (359)             7,254
   --------           --------

         --              5,136
         21              9,982
   --------           --------

         21             15,118
   --------           --------

      8,159            532,034
   --------           --------

   $  7,821           $554,406
   ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                        AIM V.I.            AIM V.I.
                                                                                        CAPITAL             MID CAP
                                                    CAPITAL            MONEY          APPRECIATION        CORE EQUITY
                                                 APPRECIATION          MARKET            FUND -              FUND -
                                                     FUND            PORTFOLIO          SERIES II          SERIES II
                                                 ------------        ---------        ------------        -----------
OPERATIONS:
  Net investment income (loss) ..........         $      (5)         $    (622)         $     (74)         $     (18)
  Realized gain (loss) ..................                --                 --                  3                 --
  Change in unrealized gain (loss)
    on investments ......................               677                 --              1,951                565
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........               672               (622)             1,880                547
                                                  ---------          ---------          ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........            22,090            220,927             34,148             20,000
  Participant transfers from other
    funding options .....................                 1                 --              5,071                 --
  Administrative charges ................                --                 (2)                --                 --
  Contract surrenders ...................                --             (8,826)                --                 --
  Participant transfers to other
    funding options .....................                --            (22,907)               (17)                --
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            22,091            189,192             39,202             20,000
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets            22,763            188,570             41,082             20,547

NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------
    End of year .........................         $  22,763          $ 188,570          $  41,082          $  20,547
                                                  =========          =========          =========          =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

  ALLIANCEBERNSTEIN        GLOBAL                                                        DELAWARE
       PREMIER             GROWTH               GROWTH            GROWTH-INCOME          VIP REIT           DREYFUS VIF
       GROWTH              FUND -               FUND -               FUND -              SERIES -           APPRECIATION
     PORTFOLIO -           CLASS 2              CLASS 2              CLASS 2             STANDARD           PORTFOLIO -
       CLASS B             SHARES               SHARES               SHARES               CLASS            INITIAL SHARES
  -----------------      -----------          -----------         -------------         -----------        --------------
    $      (107)         $    (2,127)         $    (5,432)         $     4,329          $    (1,085)         $       615
             --                   96                   25                    1                   57                   13

            771               45,909              113,957              137,761               19,794                5,318
    -----------          -----------          -----------          -----------          -----------          -----------

            664               43,878              108,550              142,091               18,766                5,946
    -----------          -----------          -----------          -----------          -----------          -----------

         25,179              263,336              709,773              761,891              234,701               72,237

             --              147,952              696,567              875,032                   --                   --
             --                   (1)                  (1)                  (2)                  (1)                  (2)
             --                   (6)                  (6)                  --                   --                   --

             --                   --                 (590)                  --                   (8)                  --
    -----------          -----------          -----------          -----------          -----------          -----------

         25,179              411,281            1,405,743            1,636,921              234,692               72,235
    -----------          -----------          -----------          -----------          -----------          -----------

         25,843              455,159            1,514,293            1,779,012              253,458               78,181

             --                   --                   --                   --                   --                   --
    -----------          -----------          -----------          -----------          -----------          -----------
    $    25,843          $   455,159          $ 1,514,293          $ 1,779,012          $   253,458          $    78,181
    ===========          ===========          ===========          ===========          ===========          ===========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                  FRANKLIN RISING
                                                 DREYFUS VIF         DIVIDENDS           FRANKLIN        MUTUAL SHARES
                                                 DEVELOPING          SECURITIES         SMALL CAP          SECURITIES
                                                   LEADERS             FUND -             FUND -             FUND -
                                                 PORTFOLIO -          CLASS 2            CLASS 2            CLASS 2
                                               INITIAL SHARES          SHARES             SHARES             SHARES
                                               --------------     ---------------       ---------        -------------
OPERATIONS:
  Net investment income (loss) ..........         $    (137)         $    (168)         $     (29)         $    (742)
  Realized gain (loss) ..................                12                568               (445)                22
  Change in unrealized gain (loss)
    on investments ......................             2,525              2,948                747             13,239
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........             2,400              3,348                273             12,519
                                                  ---------          ---------          ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........            29,742             24,433             20,459             92,595
  Participant transfers from other
    funding options .....................            23,544             33,515                 --             58,977
  Administrative charges ................                (2)                --                 --                 --
  Contract surrenders ...................                --                 --                 --                 (6)
  Participant transfers to other
    funding options .....................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            53,284             57,948             20,459            151,566
                                                  ---------          ---------          ---------          ---------

    Net increase (decrease) in net assets            55,684             61,296             20,732            164,085

NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                  ---------          ---------          ---------          ---------
    End of year .........................         $  55,684          $  61,296          $  20,732          $ 164,085
                                                  =========          =========          =========          =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    TEMPLETON
   DEVELOPING          TEMPLETON           TEMPLETON
     MARKETS            FOREIGN              GROWTH                                                SALOMON BROTHERS
   SECURITIES          SECURITIES          SECURITIES        EQUITY INDEX      SALOMON BROTHERS        VARIABLE
     FUND -              FUND -              FUND -           PORTFOLIO -     VARIABLE EMERGING    EMERGING GROWTH
     CLASS 2            CLASS 2             CLASS 2            CLASS II         GROWTH FUND -           FUND -
     SHARES              SHARES              SHARES             SHARES          CLASS I SHARES     CLASS II SHARES
   ----------          ----------          ----------        ------------     -----------------    ----------------
   $    (267)          $    (143)          $    (481)          $   1,875           $    (148)          $    (158)
          26                 997                  26                  --                   2                 733

       8,437                 978              10,524              39,931               2,130                  93
   ---------           ---------           ---------           ---------           ---------           ---------

       8,196               1,832              10,069              41,806               1,984                 668
   ---------           ---------           ---------           ---------           ---------           ---------

      42,684               7,918              58,658             351,756              34,265                 469

          --               4,266              20,295             125,511                  --                 489
          --                  --                  --                  (3)                 --                  --
          --                  --                  --                  --                  --                  --

          --                  --                  --                  --                  --                  (1)
   ---------           ---------           ---------           ---------           ---------           ---------

      42,684              12,184              78,953             477,264              34,265                 957
   ---------           ---------           ---------           ---------           ---------           ---------

      50,880              14,016              89,022             519,070              36,249               1,625

          --                  --                  --                  --                  --                  --
   ---------           ---------           ---------           ---------           ---------           ---------
   $  50,880           $  14,016           $  89,022           $ 519,070           $  36,249           $   1,625
   =========           =========           =========           =========           =========           =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                   GLOBAL LIFE           GLOBAL           WORLDWIDE
                                                   BALANCED          SCIENCES          TECHNOLOGY           GROWTH
                                                  PORTFOLIO -      PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                                SERVICE SHARES    SERVICE SHARES     SERVICE SHARES     SERVICE SHARES
                                                --------------    --------------     --------------     --------------
OPERATIONS:
  Net investment income (loss) ..........          $     --          $    (23)          $     (4)          $    (27)
  Realized gain (loss) ..................                 2                --                 --                  2
  Change in unrealized gain (loss)
    on investments ......................             1,223               265                115                653
                                                   --------          --------           --------           --------

    Net increase (decrease) in net assets
      resulting from operations .........             1,225               242                111                628
                                                   --------          --------           --------           --------

UNIT TRANSACTIONS:
  Participant purchase payments .........            25,000            15,000                 --              5,265
  Participant transfers from other
    funding options .....................                --                --              3,581                 --
  Administrative charges ................                --                --                 --                 --
  Contract surrenders ...................                --                --                 --                 --
  Participant transfers to other
    funding options .....................                --                --                 --                 --
                                                   --------          --------           --------           --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            25,000            15,000              3,581              5,265
                                                   --------          --------           --------           --------

    Net increase (decrease) in net assets            26,225            15,242              3,692              5,893

NET ASSETS:
    Beginning of year ...................                --                --                 --                 --
                                                   --------          --------           --------           --------
    End of year .........................          $ 26,225          $ 15,242           $  3,692           $  5,893
                                                   ========          ========           ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                          OPPENHEIMER       OPPENHEIMER
    LAZARD                                                  CAPITAL            GLOBAL          REAL RETURN
  RETIREMENT          GROWTH AND        MID-CAP          APPRECIATION        SECURITIES        PORTFOLIO -
   SMALL CAP            INCOME           VALUE             FUND/VA -         FUND/VA -        ADMINISTRATIVE
   PORTFOLIO          PORTFOLIO        PORTFOLIO        SERVICE SHARES     SERVICE SHARES         CLASS
  ----------          ----------       ---------        --------------     --------------     --------------
   $   (273)          $     85          $   (115)          $   (184)          $    (26)          $    (59)
          4                  8               815                  5               (167)               474

      4,136              2,342             7,798              3,200              1,039                (88)
   --------           --------          --------           --------           --------           --------

      3,867              2,435             8,498              3,021                846                327
   --------           --------          --------           --------           --------           --------

     18,130              6,970            37,557                 --             24,323             38,185

     70,284             24,889            36,805             33,516                 --             10,148
         --                 --                --                 --                 --                 --
         --                 --                (6)                --                 --                 --

         --                 --                --                 --                 --                 --
   --------           --------          --------           --------           --------           --------

     88,414             31,859            74,356             33,516             24,323             48,333
   --------           --------          --------           --------           --------           --------

     92,281             34,294            82,854             36,537             25,169             48,660

         --                 --                --                 --                 --                 --
   --------           --------          --------           --------           --------           --------
   $ 92,281           $ 34,294          $ 82,854           $ 36,537           $ 25,169           $ 48,660
   ========           ========          ========           ========           ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                        PIONEER                                 PIONEER
                                                                        AMERICA             PIONEER             EMERGING
                                                 TOTAL RETURN          INCOME VCT         BALANCED VCT        MARKETS VCT
                                                  PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                                ADMINISTRATIVE          CLASS II            CLASS II            CLASS II
                                                     CLASS               SHARES              SHARES              SHARES
                                                --------------        -----------         ------------        -----------
OPERATIONS:
  Net investment income (loss) ..........          $   1,330           $       2           $     (15)          $     (15)
  Realized gain (loss) ..................              2,416                  --                 (15)               (663)
  Change in unrealized gain (loss)
    on investments ......................             (3,454)                 (8)                 --                  12
                                                   ---------           ---------           ---------           ---------

    Net increase (decrease) in net assets
      resulting from operations .........                292                  (6)                (30)               (666)
                                                   ---------           ---------           ---------           ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........            325,954               8,295                  30                 817
  Participant transfers from other
    funding options .....................            105,471                  --                  --                  --
  Administrative charges ................                 --                  --                  --                  --
  Contract surrenders ...................                 (6)                 --                  --                  --
  Participant transfers to other
    funding options .....................                 --                  --                  --                  --
                                                   ---------           ---------           ---------           ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            431,419               8,295                  30                 817
                                                   ---------           ---------           ---------           ---------

    Net increase (decrease) in net assets            431,711               8,289                  --                 151

NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                   ---------           ---------           ---------           ---------
    End of year .........................          $ 431,711           $   8,289           $      --           $     151
                                                   =========           =========           =========           =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                               PIONEER
 PIONEER EQUITY        PIONEER         PIONEER GROWTH      PIONEER HIGH        MID CAP           PIONEER REAL
   INCOME VCT          FUND VCT          SHARES VCT          YIELD VCT        VALUE VCT         ESTATE SHARES
   PORTFOLIO -       PORTFOLIO -        PORTFOLIO -         PORTFOLIO -      PORTFOLIO -       VCT PORTFOLIO -
    CLASS II           CLASS II           CLASS II           CLASS II          CLASS II            CLASS II
     SHARES             SHARES             SHARES             SHARES            SHARES              SHARES
 --------------      -----------       --------------      ------------      -----------       ---------------
    $     22           $   (107)          $    (11)          $    251          $    (50)          $     57
           2              2,296               (369)               264                 3                (18)

       1,249                 13                 --                418             1,601                 --
    --------           --------           --------           --------          --------           --------

       1,273              2,202               (380)               933             1,554                 39
    --------           --------           --------           --------          --------           --------

       9,000              4,068                380             10,509             9,000                (43)

       4,564                (35)                --              5,437             4,564                 --
          --                 --                 --                 --                --                 --
          --                 --                 --                 --                --                 --

         (29)                --                 --                 --               (54)                 4
    --------           --------           --------           --------          --------           --------

      13,535              4,033                380             15,946            13,510                (39)
    --------           --------           --------           --------          --------           --------

      14,808              6,235                 --             16,879            15,064                 --

          --                 --                 --                 --                --                 --
    --------           --------           --------           --------          --------           --------
    $ 14,808           $  6,235           $     --           $ 16,879          $ 15,064           $     --
    ========           ========           ========           ========          ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                  PIONEER             PIONEER
                                                  SMALL CAP          STRATEGIC          PIONEER           PUTNAM VT
                                                  VALUE VCT          INCOME VCT        VALUE VCT        INTERNATIONAL
                                                 PORTFOLIO -        PORTFOLIO -       PORTFOLIO -       EQUITY FUND -
                                                  CLASS II            CLASS II          CLASS II           CLASS IB
                                                   SHARES              SHARES            SHARES             SHARES
                                                 -----------        -----------       -----------       -------------
OPERATIONS:
  Net investment income (loss) ..........          $    (33)          $    434          $     (1)          $   (106)
  Realized gain (loss) ..................                 2              1,438                --                  5
  Change in unrealized gain (loss)
    on investments ......................             1,030                422                14              2,833
                                                   --------           --------          --------           --------

    Net increase (decrease) in net assets
      resulting from operations .........               999              2,294                13              2,732
                                                   --------           --------          --------           --------

UNIT TRANSACTIONS:
  Participant purchase payments .........             6,000             13,485             4,148              3,800
  Participant transfers from other
    funding options .....................             3,042              4,608                --             21,989
  Administrative charges ................                --                 --                --                 (1)
  Contract surrenders ...................                --                 --                --                 --
  Participant transfers to other
    funding options .....................               (33)                 5                --                 --
                                                   --------           --------          --------           --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             9,009             18,098             4,148             25,788
                                                   --------           --------          --------           --------

    Net increase (decrease) in net assets            10,008             20,392             4,161             28,520

NET ASSETS:
    Beginning of year ...................                --                 --                --                 --
                                                   --------           --------          --------           --------
    End of year .........................          $ 10,008           $ 20,392          $  4,161           $ 28,520
                                                   ========           ========          ========           ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    PUTNAM VT
    SMALL CAP
   VALUE FUND -                                                LARGE CAP           SMALL CAP
     CLASS IB            ALL CAP           INVESTORS         GROWTH FUND -       GROWTH FUND -        TOTAL RETURN
      SHARES          FUND - CLASS I     FUND - CLASS I         CLASS I             CLASS I         FUND - CLASS II
   ------------       --------------     --------------      -------------       -------------      ---------------
    $    (249)          $     (17)          $   1,122          $    (580)          $    (244)          $    (113)
        5,556                  11                  10                 13                   8                 711

        2,057               3,407               6,634              8,777               4,741               1,762
    ---------           ---------           ---------          ---------           ---------           ---------

        7,364               3,401               7,766              8,210               4,505               2,360
    ---------           ---------           ---------          ---------           ---------           ---------

      104,711              39,044             112,790            163,291             101,174               7,071

       12,449              22,954                  --                 --               2,366              38,102
           --                  --                  --                 --                  --                  --
           --                  --                  --                 --                  (6)                 --

     (100,081)                 --                  --                 --                  --                  --
    ---------           ---------           ---------          ---------           ---------           ---------

       17,079              61,998             112,790            163,291             103,534              45,173
    ---------           ---------           ---------          ---------           ---------           ---------

       24,443              65,399             120,556            171,501             108,039              47,533

           --                  --                  --                 --                  --                  --
    ---------           ---------           ---------          ---------           ---------           ---------
    $  24,443           $  65,399           $ 120,556          $ 171,501           $ 108,039           $  47,533
    =========           =========           =========          =========           =========           =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                     DISCIPLINED
                                                 CONVERTIBLE           MID CAP             EQUITY         FEDERATED
                                                 SECURITIES             STOCK              INCOME         HIGH YIELD
                                                  PORTFOLIO           PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                 -----------         -----------         ---------        ----------
OPERATIONS:
  Net investment income (loss) ..........          $    221           $     48           $    212          $  5,139
  Realized gain (loss) ..................                 2                  1                 24                 5
  Change in unrealized gain (loss)
    on investments ......................               490                776              9,908            (2,723)
                                                   --------           --------           --------          --------

    Net increase (decrease) in net assets
      resulting from operations .........               713                825             10,144             2,421
                                                   --------           --------           --------          --------

UNIT TRANSACTIONS:
  Participant purchase payments .........            12,646             35,408            108,688            24,522
  Participant transfers from other
    funding options .....................                --              4,760                845            54,710
  Administrative charges ................                (1)                (1)                --                --
  Contract surrenders ...................                --                 --                 --                --
  Participant transfers to other
    funding options .....................                --                 --                 --                --
                                                   --------           --------           --------          --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            12,645             40,167            109,533            79,232
                                                   --------           --------           --------          --------

    Net increase (decrease) in net assets            13,358             40,992            119,677            81,653

NET ASSETS:
    Beginning of year ...................                --                 --                 --                --
                                                   --------           --------           --------          --------
    End of year .........................          $ 13,358           $ 40,992           $119,677          $ 81,653
                                                   ========           ========           ========          ========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                           MERRILL LYNCH
   FEDERATED                                LAZARD           LARGE CAP                               MFS MID
     STOCK            LARGE CAP         INTERNATIONAL          CORE            MFS EMERGING         CAP GROWTH
   PORTFOLIO          PORTFOLIO        STOCK PORTFOLIO       PORTFOLIO       GROWTH PORTFOLIO       PORTFOLIO
   ---------          ---------        ---------------     -------------     ----------------       ----------
   $     176          $     (13)          $     215          $     (36)          $      (4)          $    (281)
           5                  7                   6                  5                  --                  11

       2,282              7,985               1,528              1,726                  52               3,641
   ---------          ---------           ---------          ---------           ---------           ---------

       2,463              7,979               1,749              1,695                  48               3,371
   ---------          ---------           ---------          ---------           ---------           ---------

       2,440            100,814              17,559             23,401               3,000              25,306

      20,295             57,340                  --                 --                  --              24,898
          --                 --                  --                 --                  --                  --
          --                 (6)                 --                 --                  --                  --

          --                 --                  --                 --                  --                  --
   ---------          ---------           ---------          ---------           ---------           ---------

      22,735            158,148              17,559             23,401               3,000              50,204
   ---------          ---------           ---------          ---------           ---------           ---------

      25,198            166,127              19,308             25,096               3,048              53,575

          --                 --                  --                 --                  --                  --
   ---------          ---------           ---------          ---------           ---------           ---------
   $  25,198          $ 166,127           $  19,308          $  25,096           $   3,048           $  53,575
   =========          =========           =========          =========           =========           =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                             SB ADJUSTABLE
                                                   TRAVELERS          AIM CAPITAL                             RATE INCOME
                                                 QUALITY BOND         APPRECIATION         MFS TOTAL          PORTFOLIO -
                                                   PORTFOLIO           PORTFOLIO        RETURN PORTFOLIO     CLASS I SHARES
                                                 ------------         ------------      ----------------     --------------
OPERATIONS:
  Net investment income (loss) ..........          $     956           $     (15)          $   6,808           $      10
  Realized gain (loss) ..................                  1                  --                  16                  --
  Change in unrealized gain (loss)
    on investments ......................               (735)                309               9,207                  (8)
                                                   ---------           ---------           ---------           ---------

    Net increase (decrease) in net assets
      resulting from operations .........                222                 294              16,031                   2
                                                   ---------           ---------           ---------           ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........             22,645              12,042             287,162               3,833
  Participant transfers from other
    funding options .....................              4,868                  --              77,102                  --
  Administrative charges ................                 --                  --                  (2)                 --
  Contract surrenders ...................                 --                  --                  (6)                 --
  Participant transfers to other
    funding options .....................                 --                  --                  --                  --
                                                   ---------           ---------           ---------           ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             27,513              12,042             364,256               3,833
                                                   ---------           ---------           ---------           ---------

    Net increase (decrease) in net assets             27,735              12,336             380,287               3,835

NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                   ---------           ---------           ---------           ---------
    End of year .........................          $  27,735           $  12,336           $ 380,287           $   3,835
                                                   =========           =========           =========           =========

                        See Notes to Financial Statements

                          TIC SEPARATE ACCOUNT THIRTEEN
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
  FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                       DYNAMIC
                           COMSTOCK           CONTRAFUND(R)            CAPITAL              MID CAP
    STRATEGIC            PORTFOLIO -          PORTFOLIO -           APPRECIATION          PORTFOLIO -
     EQUITY                CLASS II             SERVICE              PORTFOLIO -            SERVICE
    PORTFOLIO               SHARES              CLASS 2            SERVICE CLASS 2          CLASS 2               COMBINED
   -----------           -----------          -------------        ---------------        ------------           -----------
   $      (285)          $      (598)          $      (724)          $      (343)          $      (359)          $     7,254
            11                    22                    33                    (1)                   21                15,118

         3,928                10,042                11,932                 3,089                 8,159               532,034
   -----------           -----------           -----------           -----------           -----------           -----------

         3,654                 9,466                11,241                 2,745                 7,821               554,406
   -----------           -----------           -----------           -----------           -----------           -----------

        37,480                44,956               117,279                87,245                61,530             5,149,171

            --                46,995                44,475                    --                42,284             2,774,526
            --                    --                    (2)                   (1)                   --                   (22)
            --                    (6)                   (6)                   --                    --                (8,886)

            --                    --                    --                    --                    --              (123,711)
   -----------           -----------           -----------           -----------           -----------           -----------

        37,480                91,945               161,746                87,244               103,814             7,791,078
   -----------           -----------           -----------           -----------           -----------           -----------

        41,134               101,411               172,987                89,989               111,635             8,345,484

            --                    --                    --                    --                    --                    --
   -----------           -----------           -----------           -----------           -----------           -----------
   $    41,134           $   101,411           $   172,987           $    89,989           $   111,635           $ 8,345,484
   ===========           ===========           ===========           ===========           ===========           ===========

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

TIC Separate Account Thirteen for Variable Annuities ("Separate Account Thirteen") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Company. Separate Account Thirteen is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Separate Account Thirteen includes the Pioneer AnnuiStar Value Annuity, Pioneer AnnuiStar Annuity, and Travelers Life & Annuity Portfolio Architect II Annuity products.

Participant purchase payments applied to Separate Account Thirteen are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2003, the investments comprising Separate Account Thirteen were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     AIM Variable Insurance Funds, Delaware business trust
         AIM V.I. Capital Appreciation Fund - Series II
         AIM V.I. Mid Cap Core Equity Fund - Series II
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Premier Growth Portfolio - Class B
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus VIF Appreciation Portfolio - Initial Shares
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Rising Dividends Securities Fund - Class 2 Shares
         Franklin Small Cap Fund - Class 2 Shares
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
         Templeton Growth Securities Fund - Class 2 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class II Shares
         Salomon Brothers Variable Emerging Growth Fund - Class I Shares Salomon Brothers Variable Emerging Growth Fund - Class II Shares Salomon Brothers Variable Growth & Income Fund - Class I Shares *
     Janus Aspen Series, Delaware business trust
         Balanced Portfolio - Service Shares
         Global Life Sciences Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio
     Lord Abbett Series Fund, Inc., Maryland business trust
         Growth and Income Portfolio
         Mid-Cap Value Portfolio
     Merrill Lynch Variable Series Funds, Inc., Maryland business trust
         Merrill Lynch Global Allocation V.I. Fund - Class III *
         Merrill Lynch Small Cap Value V.I. Fund - Class III *
     Oppenheimer Variable Account Funds, Massachusetts business trust
         Oppenheimer Capital Appreciation Fund/VA - Service Shares
         Oppenheimer Global Securities Fund/VA - Service Shares

     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class
     Pioneer Variable Contracts Trust, Massachusetts business trust
         Pioneer America Income VCT Portfolio - Class II Shares
         Pioneer Balanced VCT Portfolio - Class II Shares
         Pioneer Emerging Markets VCT Portfolio - Class II Shares
         Pioneer Equity Income VCT Portfolio - Class II Shares
         Pioneer Europe VCT Portfolio - Class II Shares *
         Pioneer Fund VCT Portfolio - Class II Shares
         Pioneer Growth Shares VCT Portfolio - Class II Shares
         Pioneer High Yield VCT Portfolio - Class II Shares
         Pioneer International Value VCT Portfolio - Class II Shares *
         Pioneer Mid Cap Value VCT Portfolio - Class II Shares
         Pioneer Real Estate Shares VCT Portfolio - Class II Shares
         Pioneer Small Cap Value VCT Portfolio - Class II Shares
         Pioneer Small Company VCT Portfolio - Class II Shares *
         Pioneer Strategic Income VCT Portfolio - Class II Shares
         Pioneer Value VCT Portfolio - Class II Shares
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Equity Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Funds Inc., Maryland business trust,
       Affiliate of The Company
         All Cap Fund - Class I
         Investors Fund - Class I
         Large Cap Growth Fund - Class I
         Small Cap Growth Fund - Class I
         Total Return Fund - Class II
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated High Yield Portfolio
         Federated Stock Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         Pioneer Fund Portfolio*
         Travelers Quality Bond Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         MFS Total Return Portfolio
         SB Adjustable Rate Income Portfolio - Class I Shares
         Strategic Equity Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
         Enterprise Portfolio - Class II Shares *
     Variable Insurance Products Fund II, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Dynamic Capital Appreciation Portfolio - Service Class 2
         Mid Cap Portfolio - Service Class 2

* No assets for the period

Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Separate Account Thirteen in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES. The operations of Separate Account Thirteen form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Thirteen. Separate Account Thirteen is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. Separate Account Thirteen adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $8,500,179 and $694,608 respectively, for the period ended December 31, 2003. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $7,815,554 at December 31, 2003. Gross unrealized appreciation for all investments at December 31, 2003 was $539,050. Gross unrealized depreciation for all investments at December 31, 2003 was $7,016.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

-     Mortality and Expense Risks assumed by The Company (M&E)
-     Administrative fees paid for administrative expenses (ADM)
-     Enhanced Stepped-up Provision, if elected by the contract owner (E.S.P.)
-     Guaranteed  Minimum Withdrawal  Benefit,  if elected by the contract owner
      (GMWB)

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option. The table displays the following death benefit (Dth Ben) designations; Standard (S), Enhanced (E), Roll-up (R) and Step-Up (SU).

------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                      THIRTEEN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Asset-based Charges
                                                                        ------------------------------------------------------------
                                                                                         Optional Features
  Separate Account Charge (1)    Dth                                                     -----------------           Total
   (as identified in Note 4)     Ben  Product                            M&E       ADM     E.S.P.     GMWB           Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.45%     S   Portfolio Architect II            1.30%     0.15%                               1.45%

Separate Account Charge 1.50%     S   Pioneer AnnuiStar Value           1.35%     0.15%                               1.50%

Separate Account Charge 1.55%     S   Pioneer AnnuiStar                 1.40%     0.15%                               1.55%
                                 SU   Portfolio Architect II            1.40%     0.15%                               1.55%

Separate Account Charge 1.65%     S   Portfolio Architect II            1.30%     0.15%     0.20%                     1.65%

Separate Account Charge 1.70%     S   Pioneer AnnuiStar Value           1.35%     0.15%     0.20%                     1.70%

Separate Account Charge 1.75%     E   Pioneer AnnuiStar                 1.60%     0.15%                               1.75%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%                               1.75%
                                  R   Portfolio Architect II            1.60%     0.15%                               1.75%
                                  S   Pioneer AnnuiStar                 1.40%     0.15%     0.20%                     1.75%
                                 SU   Portfolio Architect II            1.40%     0.15%     0.20%                     1.75%

Separate Account Charge 1.85%     S   Portfolio Architect II            1.30%     0.15%              0.40%            1.85%

Separate Account Charge 1.90%     S   Pioneer AnnuiStar Value           1.35%     0.15%              0.40%            1.90%

Separate Account Charge 1.95%     S   Pioneer AnnuiStar                 1.40%     0.15%              0.40%            1.95%
                                 SU   Portfolio Architect II            1.40%     0.15%              0.40%            1.95%
                                  E   Pioneer AnnuiStar                 1.60%     0.15%     0.20%                     1.95%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%     0.20%                     1.95%
                                  R   Portfolio Architect II            1.60%     0.15%     0.20%                     1.95%

Separate Account Charge 2.05%     S   Portfolio Architect II            1.30%     0.15%     0.20%    0.40%            2.05%

Separate Account Charge 2.10%     S   Pioneer AnnuiStar Value           1.35%     0.15%     0.20%    0.40%            2.10%

Separate Account Charge 2.15%     S   Pioneer AnnuiStar                 1.40%     0.15%     0.20%    0.40%            2.15%
                                 SU   Portfolio Architect II            1.40%     0.15%     0.20%    0.40%            2.15%
                                  E   Pioneer AnnuiStar                 1.60%     0.15%              0.40%            2.15%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%              0.40%            2.15%
                                  R   Portfolio Architect II            1.60%     0.15%              0.40%            2.15%

Separate Account Charge 2.35%     E   Pioneer AnnuiStar                 1.60%     0.15%     0.20%    0.40%            2.35%
                                  E   Pioneer AnnuiStar Value           1.60%     0.15%     0.20%    0.40%            2.35%
                                  R   Portfolio Architect II            1.60%     0.15%     0.20%    0.40%            2.35%
------------------------------------------------------------------------------------------------------------------------------------
(1)   Certain accumulation and annuity unit values displayed in Note 4 may not be available through certain sub-accounts.  If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 4.
------------------------------------------------------------------------------------------------------------------------------------

For Contracts in the accumulation phase with a value of less than $40,000, an annual charge of $30 is assessed through the redemption of units and paid to The Company to cover administrative charges.

No withdrawal charges are deducted from participant purchase payments when they are received. However, in the accumulation phase, a withdrawal charge of up to 6% will apply if the purchase payment is surrendered within seven years of its payment date. Withdrawal charges assessed were $477 for the period ended December 31, 2003 and are included in the contract surrenders on the Statement of Changes in Net Assets. These charges is assessed through the redemption of units.

In the annuity phase, if the Variable Liquidity Benefit is selected, a surrender charge of up to 8% will be assessed for deposit amounts withdrawn within seven years of the deposit date. This charge is assessed through the redemption of units. There were no surrender charges associated with Variable Liquidity Benefits in 2003.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. NET CONTRACT OWNERS' EQUITY

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Capital Appreciation Fund
    Separate Account Charges 1.45% ..................................                --      $  1.217          $        --
    Separate Account Charges 1.55% ..................................            15,906         1.217               19,352
    Separate Account Charges 1.75% ..................................                --         1.215                   --
    Separate Account Charges 1.85% ..................................                --         1.214                   --
    Separate Account Charges 1.95% ..................................             2,812         1.213                3,411
    Separate Account Charges 2.15% ..................................                --         1.212                   --
    Separate Account Charges 2.35% ..................................                --         1.210                   --

Money Market Portfolio
    Separate Account Charges 1.45% ..................................                --         0.995                   --
    Separate Account Charges 1.55% ..................................            13,810         0.994               13,733
    Separate Account Charges 1.75% ..................................                --         0.993                   --
    Separate Account Charges 1.85% ..................................                --         0.992                   --
    Separate Account Charges 1.95% ..................................            90,248         0.992               89,501
    Separate Account Charges 2.15% ..................................            86,167         0.990               85,336
    Separate Account Charges 2.35% ..................................                --         0.989                   --

AIM Variable Insurance Funds, Inc.
  AIM V.I. Capital Appreciation Fund - Series II
    Separate Account Charges 1.45% ..................................                --         1.226                   --
    Separate Account Charges 1.55% ..................................            16,654         1.225               20,406
    Separate Account Charges 1.75% ..................................                --         1.224                   --
    Separate Account Charges 1.85% ..................................                --         1.223                   --
    Separate Account Charges 1.95% ..................................                --         1.222                   --
    Separate Account Charges 2.15% ..................................            16,944         1.220               20,676
    Separate Account Charges 2.35% ..................................                --         1.219                   --
  AIM V.I. Mid Cap Core Equity Fund - Series II
    Separate Account Charges 1.45% ..................................                --         1.245                   --
    Separate Account Charges 1.55% ..................................                --         1.244                   --
    Separate Account Charges 1.75% ..................................                --         1.243                   --
    Separate Account Charges 1.85% ..................................                --         1.242                   --
    Separate Account Charges 1.95% ..................................                --         1.241                   --
    Separate Account Charges 2.15% ..................................            16,578         1.239               20,547
    Separate Account Charges 2.35% ..................................                --         1.238                   --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 1.45% ..................................             1,052         1.147                1,207
    Separate Account Charges 1.55% ..................................                --         1.147                   --
    Separate Account Charges 1.75% ..................................                --         1.145                   --
    Separate Account Charges 1.85% ..................................            21,531         1.144               24,636
    Separate Account Charges 1.95% ..................................                --         1.143                   --
    Separate Account Charges 2.15% ..................................                --         1.142                   --
    Separate Account Charges 2.35% ..................................                --         1.140                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................             7,684      $  1.321          $    10,150
    Separate Account Charges 1.55% ..................................             1,970         1.320                2,601
    Separate Account Charges 1.75% ..................................                --         1.318                   --
    Separate Account Charges 1.85% ..................................                --         1.317                   --
    Separate Account Charges 1.95% ..................................           334,172         1.316              439,921
    Separate Account Charges 2.15% ..................................             1,892         1.315                2,487
    Separate Account Charges 2.35% ..................................                --         1.313                   --
  Growth Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --         1.260                   --
    Separate Account Charges 1.55% ..................................            22,245         1.259               28,014
    Separate Account Charges 1.75% ..................................                --         1.258                   --
    Separate Account Charges 1.85% ..................................            53,198         1.257               66,854
    Separate Account Charges 1.95% ..................................         1,108,174         1.256            1,391,715
    Separate Account Charges 2.15% ..................................            13,201         1.254               16,556
    Separate Account Charges 2.35% ..................................             8,906         1.252               11,154
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................             4,614         1.258                5,803
    Separate Account Charges 1.55% ..................................            11,074         1.257               13,918
    Separate Account Charges 1.75% ..................................                --         1.255                   --
    Separate Account Charges 1.85% ..................................            49,264         1.254               61,790
    Separate Account Charges 1.95% ..................................         1,314,245         1.253            1,647,275
    Separate Account Charges 2.15% ..................................            28,884         1.252               36,154
    Separate Account Charges 2.35% ..................................            11,257         1.250               14,072

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 1.45% ..................................             1,299         1.265                1,644
    Separate Account Charges 1.55% ..................................             4,454         1.264                5,632
    Separate Account Charges 1.75% ..................................                --         1.263                   --
    Separate Account Charges 1.85% ..................................            45,053         1.262               56,846
    Separate Account Charges 1.95% ..................................           150,157         1.261              189,336
    Separate Account Charges 2.15% ..................................                --         1.259                   --
    Separate Account Charges 2.35% ..................................                --         1.258                   --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 1.45% ..................................                --         1.172                   --
    Separate Account Charges 1.55% ..................................             4,928         1.172                5,773
    Separate Account Charges 1.75% ..................................                --         1.170                   --
    Separate Account Charges 1.85% ..................................            21,793         1.169               25,479
    Separate Account Charges 1.95% ..................................            35,460         1.168               41,432
    Separate Account Charges 2.15% ..................................                --         1.167                   --
    Separate Account Charges 2.35% ..................................             4,718         1.165                5,497

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Dreyfus Variable Investment Fund (continued)
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 1.45% ..................................             4,790      $  1.286          $     6,158
    Separate Account Charges 1.55% ..................................                --         1.285                   --
    Separate Account Charges 1.75% ..................................                --         1.283                   --
    Separate Account Charges 1.85% ..................................            38,167         1.282               48,931
    Separate Account Charges 1.95% ..................................               465         1.281                  595
    Separate Account Charges 2.15% ..................................                --         1.279                   --
    Separate Account Charges 2.35% ..................................                --         1.278                   --

Franklin Templeton Variable Insurance Products Trust
  Franklin Rising Dividends Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --         1.217                   --
    Separate Account Charges 1.55% ..................................            33,517         1.216               40,752
    Separate Account Charges 1.75% ..................................                --         1.214                   --
    Separate Account Charges 1.85% ..................................                --         1.213                   --
    Separate Account Charges 1.95% ..................................                --         1.213                   --
    Separate Account Charges 2.15% ..................................            16,965         1.211               20,544
    Separate Account Charges 2.35% ..................................                --         1.209                   --
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --         1.336                   --
    Separate Account Charges 1.55% ..................................                --         1.335                   --
    Separate Account Charges 1.75% ..................................                --         1.333                   --
    Separate Account Charges 1.85% ..................................                --         1.332                   --
    Separate Account Charges 1.95% ..................................                --         1.331                   --
    Separate Account Charges 2.15% ..................................            15,592         1.330               20,732
    Separate Account Charges 2.35% ..................................                --         1.328                   --
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --         1.208                   --
    Separate Account Charges 1.55% ..................................             7,501         1.207                9,057
    Separate Account Charges 1.75% ..................................                --         1.206                   --
    Separate Account Charges 1.85% ..................................            11,225         1.205               13,524
    Separate Account Charges 1.95% ..................................           111,096         1.204              133,765
    Separate Account Charges 2.15% ..................................             6,436         1.202                7,739
    Separate Account Charges 2.35% ..................................                --         1.201                   --
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --         1.480                   --
    Separate Account Charges 1.55% ..................................                --         1.479                   --
    Separate Account Charges 1.75% ..................................                --         1.477                   --
    Separate Account Charges 1.85% ..................................             2,148         1.476                3,170
    Separate Account Charges 1.95% ..................................            32,338         1.475               47,710
    Separate Account Charges 2.15% ..................................                --         1.473                   --
    Separate Account Charges 2.35% ..................................                --         1.471                   --
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --         1.339                   --
    Separate Account Charges 1.55% ..................................            10,473         1.338               14,016
    Separate Account Charges 1.75% ..................................                --         1.336                   --
    Separate Account Charges 1.85% ..................................                --         1.335                   --
    Separate Account Charges 1.95% ..................................                --         1.335                   --
    Separate Account Charges 2.15% ..................................                --         1.333                   --
    Separate Account Charges 2.35% ..................................                --         1.331                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 1.45% ..................................                --      $  1.329          $        --
    Separate Account Charges 1.55% ..................................                --         1.328                   --
    Separate Account Charges 1.75% ..................................                --         1.326                   --
    Separate Account Charges 1.85% ..................................             7,958         1.325               10,544
    Separate Account Charges 1.95% ..................................            59,268         1.324               78,478
    Separate Account Charges 2.15% ..................................                --         1.322                   --
    Separate Account Charges 2.35% ..................................                --         1.321                   --

Greenwich Street Series Fund
  Equity Index Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.213                   --
    Separate Account Charges 1.55% ..................................             8,799         1.212               10,664
    Separate Account Charges 1.75% ..................................                --         1.210                   --
    Separate Account Charges 1.85% ..................................           132,206         1.210              159,917
    Separate Account Charges 1.95% ..................................           286,087         1.209              345,819
    Separate Account Charges 2.15% ..................................             2,212         1.207                2,670
    Separate Account Charges 2.35% ..................................                --         1.206                   --
  Salomon Brothers Variable Emerging Growth Fund - Class I Shares
    Separate Account Charges 1.45% ..................................                --         1.274                   --
    Separate Account Charges 1.55% ..................................                --         1.274                   --
    Separate Account Charges 1.75% ..................................                --         1.272                   --
    Separate Account Charges 1.85% ..................................            28,519         1.271               36,249
    Separate Account Charges 1.95% ..................................                --         1.270                   --
    Separate Account Charges 2.15% ..................................                --         1.268                   --
    Separate Account Charges 2.35% ..................................                --         1.267                   --
  Salomon Brothers Variable Emerging Growth Fund - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.257                   --
    Separate Account Charges 1.55% ..................................             1,293         1.257                1,625
    Separate Account Charges 1.75% ..................................                --         1.255                   --
    Separate Account Charges 1.85% ..................................                --         1.254                   --
    Separate Account Charges 1.95% ..................................                --         1.253                   --
    Separate Account Charges 2.15% ..................................                --         1.252                   --
    Separate Account Charges 2.35% ..................................                --         1.250                   --

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 1.45% ..................................                --         1.095                   --
    Separate Account Charges 1.55% ..................................                --         1.095                   --
    Separate Account Charges 1.75% ..................................                --         1.093                   --
    Separate Account Charges 1.85% ..................................                --         1.092                   --
    Separate Account Charges 1.95% ..................................            24,024         1.092               26,225
    Separate Account Charges 2.15% ..................................                --         1.090                   --
    Separate Account Charges 2.35% ..................................                --         1.089                   --
  Global Life Sciences Portfolio - Service Shares
    Separate Account Charges 1.45% ..................................                --         1.193                   --
    Separate Account Charges 1.55% ..................................                --         1.192                   --
    Separate Account Charges 1.75% ..................................                --         1.190                   --
    Separate Account Charges 1.85% ..................................                --         1.190                   --
    Separate Account Charges 1.95% ..................................            12,822         1.189               15,242
    Separate Account Charges 2.15% ..................................                --         1.187                   --
    Separate Account Charges 2.35% ..................................                --         1.186                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Janus Aspen Series (continued)
  Global Technology Portfolio - Service Shares
    Separate Account Charges 1.45% ..................................             2,662      $  1.387          $     3,692
    Separate Account Charges 1.55% ..................................                --         1.386                   --
    Separate Account Charges 1.75% ..................................                --         1.384                   --
    Separate Account Charges 1.85% ..................................                --         1.383                   --
    Separate Account Charges 1.95% ..................................                --         1.382                   --
    Separate Account Charges 2.15% ..................................                --         1.381                   --
    Separate Account Charges 2.35% ..................................                --         1.379                   --
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 1.45% ..................................                --         1.255                   --
    Separate Account Charges 1.55% ..................................                --         1.254                   --
    Separate Account Charges 1.75% ..................................                --         1.252                   --
    Separate Account Charges 1.85% ..................................             4,709         1.251                5,893
    Separate Account Charges 1.95% ..................................                --         1.250                   --
    Separate Account Charges 2.15% ..................................                --         1.249                   --
    Separate Account Charges 2.35% ..................................                --         1.247                   --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 1.45% ..................................                --         1.335                   --
    Separate Account Charges 1.55% ..................................             6,395         1.334                8,534
    Separate Account Charges 1.75% ..................................                --         1.333                   --
    Separate Account Charges 1.85% ..................................                --         1.332                   --
    Separate Account Charges 1.95% ..................................             7,627         1.331               10,150
    Separate Account Charges 2.15% ..................................            55,373         1.329               73,597
    Separate Account Charges 2.35% ..................................                --         1.327                   --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 1.45% ..................................                --         1.244                   --
    Separate Account Charges 1.55% ..................................             6,194         1.243                7,700
    Separate Account Charges 1.75% ..................................                --         1.242                   --
    Separate Account Charges 1.85% ..................................            16,267         1.241               20,183
    Separate Account Charges 1.95% ..................................             5,171         1.240                6,411
    Separate Account Charges 2.15% ..................................                --         1.238                   --
    Separate Account Charges 2.35% ..................................                --         1.237                   --
  Mid-Cap Value Portfolio
    Separate Account Charges 1.45% ..................................                --         1.259                   --
    Separate Account Charges 1.55% ..................................             2,100         1.258                2,642
    Separate Account Charges 1.75% ..................................                --         1.257                   --
    Separate Account Charges 1.85% ..................................            23,535         1.256               29,556
    Separate Account Charges 1.95% ..................................            22,816         1.255               28,632
    Separate Account Charges 2.15% ..................................            13,002         1.253               16,296
    Separate Account Charges 2.35% ..................................             4,576         1.252                5,728

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Fund/VA - Service Shares
    Separate Account Charges 1.45% ..................................                --      $  1.234          $        --
    Separate Account Charges 1.55% ..................................            29,629         1.233               36,537
    Separate Account Charges 1.75% ..................................                --         1.231                   --
    Separate Account Charges 1.85% ..................................                --         1.231                   --
    Separate Account Charges 1.95% ..................................                --         1.230                   --
    Separate Account Charges 2.15% ..................................                --         1.228                   --
    Separate Account Charges 2.35% ..................................                --         1.227                   --
  Oppenheimer Global Securities Fund/VA - Service Shares
    Separate Account Charges 1.45% ..................................                --         1.414                   --
    Separate Account Charges 1.55% ..................................             2,962         1.413                4,186
    Separate Account Charges 1.75% ..................................                --         1.411                   --
    Separate Account Charges 1.85% ..................................                --         1.410                   --
    Separate Account Charges 1.95% ..................................                --         1.409                   --
    Separate Account Charges 2.15% ..................................            14,907         1.408               20,983
    Separate Account Charges 2.35% ..................................                --         1.406                   --

PIMCO Variable Insurance Trust
  Real Return Portfolio - Administrative Class
    Separate Account Charges 1.45% ..................................             4,343         1.047                4,549
    Separate Account Charges 1.55% ..................................            24,970         1.047               26,137
    Separate Account Charges 1.75% ..................................                --         1.045                   --
    Separate Account Charges 1.85% ..................................                --         1.045                   --
    Separate Account Charges 1.95% ..................................            17,217         1.044               17,974
    Separate Account Charges 2.15% ..................................                --         1.042                   --
    Separate Account Charges 2.35% ..................................                --         1.041                   --
  Total Return Portfolio - Administrative Class
    Separate Account Charges 1.45% ..................................             1,174         1.014                1,190
    Separate Account Charges 1.55% ..................................            27,766         1.013               28,134
    Separate Account Charges 1.75% ..................................           248,715         1.012              251,669
    Separate Account Charges 1.85% ..................................            85,994         1.011               86,955
    Separate Account Charges 1.95% ..................................             8,553         1.010                8,643
    Separate Account Charges 2.15% ..................................            54,621         1.009               55,120
    Separate Account Charges 2.35% ..................................                --         1.008                   --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         0.996                   --
    Separate Account Charges 1.55% ..................................             8,327         0.996                8,289
    Separate Account Charges 1.75% ..................................                --         0.994                   --
    Separate Account Charges 1.85% ..................................                --         0.994                   --
    Separate Account Charges 1.95% ..................................                --         0.993                   --
    Separate Account Charges 2.15% ..................................                --         0.992                   --
    Separate Account Charges 2.35% ..................................                --         0.990                   --
  Pioneer Emerging Markets VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................               100         1.511                  151
    Separate Account Charges 1.55% ..................................                --         1.510                   --
    Separate Account Charges 1.75% ..................................                --         1.508                   --
    Separate Account Charges 1.85% ..................................                --         1.507                   --
    Separate Account Charges 1.95% ..................................                --         1.506                   --
    Separate Account Charges 2.15% ..................................                --         1.504                   --
    Separate Account Charges 2.35% ..................................                --         1.502                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Equity Income VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --      $  1.206          $        --
    Separate Account Charges 1.55% ..................................            12,289         1.205               14,808
    Separate Account Charges 1.75% ..................................                --         1.203                   --
    Separate Account Charges 1.85% ..................................                --         1.203                   --
    Separate Account Charges 1.95% ..................................                --         1.202                   --
    Separate Account Charges 2.15% ..................................                --         1.200                   --
    Separate Account Charges 2.35% ..................................                --         1.199                   --
  Pioneer Fund VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.213                   --
    Separate Account Charges 1.55% ..................................             5,141         1.213                6,235
    Separate Account Charges 1.75% ..................................                --         1.211                   --
    Separate Account Charges 1.85% ..................................                --         1.210                   --
    Separate Account Charges 1.95% ..................................                --         1.209                   --
    Separate Account Charges 2.15% ..................................                --         1.208                   --
    Separate Account Charges 2.35% ..................................                --         1.206                   --
  Pioneer High Yield VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.153                   --
    Separate Account Charges 1.55% ..................................            14,646         1.153               16,879
    Separate Account Charges 1.75% ..................................                --         1.151                   --
    Separate Account Charges 1.85% ..................................                --         1.150                   --
    Separate Account Charges 1.95% ..................................                --         1.149                   --
    Separate Account Charges 2.15% ..................................                --         1.148                   --
    Separate Account Charges 2.35% ..................................                --         1.146                   --
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.325                   --
    Separate Account Charges 1.55% ..................................            11,380         1.324               15,064
    Separate Account Charges 1.75% ..................................                --         1.322                   --
    Separate Account Charges 1.85% ..................................                --         1.321                   --
    Separate Account Charges 1.95% ..................................                --         1.320                   --
    Separate Account Charges 2.15% ..................................                --         1.318                   --
    Separate Account Charges 2.35% ..................................                --         1.317                   --
  Pioneer Real Estate Shares VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.262                   --
    Separate Account Charges 1.55% ..................................                --         1.261                   --
    Separate Account Charges 1.75% ..................................                --         1.259                   --
    Separate Account Charges 1.85% ..................................                --         1.259                   --
    Separate Account Charges 1.95% ..................................                --         1.258                   --
    Separate Account Charges 2.15% ..................................                --         1.256                   --
    Separate Account Charges 2.35% ..................................                --         1.254                   --
  Pioneer Small Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.356                   --
    Separate Account Charges 1.55% ..................................             7,387         1.355               10,008
    Separate Account Charges 1.75% ..................................                --         1.353                   --
    Separate Account Charges 1.85% ..................................                --         1.352                   --
    Separate Account Charges 1.95% ..................................                --         1.351                   --
    Separate Account Charges 2.15% ..................................                --         1.349                   --
    Separate Account Charges 2.35% ..................................                --         1.348                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Strategic Income VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --      $  1.090          $        --
    Separate Account Charges 1.55% ..................................            18,718         1.089               20,392
    Separate Account Charges 1.75% ..................................                --         1.088                   --
    Separate Account Charges 1.85% ..................................                --         1.087                   --
    Separate Account Charges 1.95% ..................................                --         1.086                   --
    Separate Account Charges 2.15% ..................................                --         1.085                   --
    Separate Account Charges 2.35% ..................................                --         1.084                   --
  Pioneer Value VCT Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --         1.192                   --
    Separate Account Charges 1.55% ..................................             3,492         1.192                4,161
    Separate Account Charges 1.75% ..................................                --         1.190                   --
    Separate Account Charges 1.85% ..................................                --         1.189                   --
    Separate Account Charges 1.95% ..................................                --         1.188                   --
    Separate Account Charges 2.15% ..................................                --         1.187                   --
    Separate Account Charges 2.35% ..................................                --         1.185                   --

Putnam Variable Trust
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 1.45% ..................................             1,277         1.294                1,652
    Separate Account Charges 1.55% ..................................             2,037         1.294                2,635
    Separate Account Charges 1.75% ..................................                --         1.292                   --
    Separate Account Charges 1.85% ..................................            18,770         1.291               24,233
    Separate Account Charges 1.95% ..................................                --         1.290                   --
    Separate Account Charges 2.15% ..................................                --         1.288                   --
    Separate Account Charges 2.35% ..................................                --         1.287                   --
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 1.45% ..................................             7,027         1.431               10,054
    Separate Account Charges 1.55% ..................................                --         1.430                   --
    Separate Account Charges 1.75% ..................................                --         1.428                   --
    Separate Account Charges 1.85% ..................................                --         1.427                   --
    Separate Account Charges 1.95% ..................................                --         1.426                   --
    Separate Account Charges 2.15% ..................................            10,103         1.424               14,389
    Separate Account Charges 2.35% ..................................                --         1.422                   --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 1.45% ..................................             8,628         1.312               11,316
    Separate Account Charges 1.55% ..................................             4,572         1.311                5,993
    Separate Account Charges 1.75% ..................................                --         1.309                   --
    Separate Account Charges 1.85% ..................................            18,909         1.308               24,733
    Separate Account Charges 1.95% ..................................            17,869         1.307               23,357
    Separate Account Charges 2.15% ..................................                --         1.305                   --
    Separate Account Charges 2.35% ..................................                --         1.304                   --
  Investors Fund - Class I
    Separate Account Charges 1.45% ..................................                --         1.275                   --
    Separate Account Charges 1.55% ..................................                --         1.274                   --
    Separate Account Charges 1.75% ..................................                --         1.272                   --
    Separate Account Charges 1.85% ..................................            72,552         1.272               92,251
    Separate Account Charges 1.95% ..................................            22,276         1.271               28,305
    Separate Account Charges 2.15% ..................................                --         1.269                   --
    Separate Account Charges 2.35% ..................................                --         1.267                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Salomon Brothers Variable Series Funds Inc. (continued)
  Large Cap Growth Fund - Class I
    Separate Account Charges 1.45% ..................................                --      $  1.309          $        --
    Separate Account Charges 1.55% ..................................                --         1.308                   --
    Separate Account Charges 1.75% ..................................                --         1.306                   --
    Separate Account Charges 1.85% ..................................             7,268         1.306                9,490
    Separate Account Charges 1.95% ..................................            69,744         1.305               90,996
    Separate Account Charges 2.15% ..................................            54,503         1.303               71,015
    Separate Account Charges 2.35% ..................................                --         1.301                   --
  Small Cap Growth Fund - Class I
    Separate Account Charges 1.45% ..................................                --         1.431                   --
    Separate Account Charges 1.55% ..................................                --         1.430                   --
    Separate Account Charges 1.75% ..................................                --         1.428                   --
    Separate Account Charges 1.85% ..................................            42,388         1.427               60,496
    Separate Account Charges 1.95% ..................................            27,380         1.426               39,050
    Separate Account Charges 2.15% ..................................             1,726         1.424                2,458
    Separate Account Charges 2.35% ..................................             4,243         1.422                6,035
  Total Return Fund - Class II
    Separate Account Charges 1.45% ..................................                --         1.115                   --
    Separate Account Charges 1.55% ..................................            42,640         1.115               47,533
    Separate Account Charges 1.75% ..................................                --         1.113                   --
    Separate Account Charges 1.85% ..................................                --         1.113                   --
    Separate Account Charges 1.95% ..................................                --         1.112                   --
    Separate Account Charges 2.15% ..................................                --         1.110                   --
    Separate Account Charges 2.35% ..................................                --         1.109                   --

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 1.45% ..................................             2,652         1.142                3,028
    Separate Account Charges 1.55% ..................................             1,542         1.141                1,759
    Separate Account Charges 1.75% ..................................                --         1.139                   --
    Separate Account Charges 1.85% ..................................             7,528         1.139                8,571
    Separate Account Charges 1.95% ..................................                --         1.138                   --
    Separate Account Charges 2.15% ..................................                --         1.136                   --
    Separate Account Charges 2.35% ..................................                --         1.135                   --
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 1.45% ..................................             4,098         1.301                5,330
    Separate Account Charges 1.55% ..................................             4,508         1.300                5,860
    Separate Account Charges 1.75% ..................................                --         1.298                   --
    Separate Account Charges 1.85% ..................................            13,688         1.297               17,755
    Separate Account Charges 1.95% ..................................             9,293         1.296               12,047
    Separate Account Charges 2.15% ..................................                --         1.295                   --
    Separate Account Charges 2.35% ..................................                --         1.293                   --
  Equity Income Portfolio
    Separate Account Charges 1.45% ..................................             8,239         1.236               10,182
    Separate Account Charges 1.55% ..................................             5,428         1.235                6,704
    Separate Account Charges 1.75% ..................................                --         1.233                   --
    Separate Account Charges 1.85% ..................................            20,772         1.233               25,602
    Separate Account Charges 1.95% ..................................            62,666         1.232               77,189
    Separate Account Charges 2.15% ..................................                --         1.230                   --
    Separate Account Charges 2.35% ..................................                --         1.228                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
The Travelers Series Trust (continued)
  Federated High Yield Portfolio
    Separate Account Charges 1.45% ..................................                --      $  1.110          $        --
    Separate Account Charges 1.55% ..................................            10,968         1.109               12,162
    Separate Account Charges 1.75% ..................................                --         1.107                   --
    Separate Account Charges 1.85% ..................................            45,803         1.107               50,686
    Separate Account Charges 1.95% ..................................            17,004         1.106               18,805
    Separate Account Charges 2.15% ..................................                --         1.104                   --
    Separate Account Charges 2.35% ..................................                --         1.103                   --
  Federated Stock Portfolio
    Separate Account Charges 1.45% ..................................                --         1.252                   --
    Separate Account Charges 1.55% ..................................             2,041         1.251                2,554
    Separate Account Charges 1.75% ..................................                --         1.250                   --
    Separate Account Charges 1.85% ..................................                --         1.249                   --
    Separate Account Charges 1.95% ..................................            18,144         1.248               22,644
    Separate Account Charges 2.15% ..................................                --         1.246                   --
    Separate Account Charges 2.35% ..................................                --         1.245                   --
  Large Cap Portfolio
    Separate Account Charges 1.45% ..................................                --         1.190                   --
    Separate Account Charges 1.55% ..................................                --         1.189                   --
    Separate Account Charges 1.75% ..................................                --         1.187                   --
    Separate Account Charges 1.85% ..................................            51,004         1.186               60,513
    Separate Account Charges 1.95% ..................................            27,138         1.186               32,176
    Separate Account Charges 2.15% ..................................            62,024         1.184               73,438
    Separate Account Charges 2.35% ..................................                --         1.182                   --
  Lazard International Stock Portfolio
    Separate Account Charges 1.45% ..................................                --         1.267                   --
    Separate Account Charges 1.55% ..................................                --         1.266                   --
    Separate Account Charges 1.75% ..................................                --         1.265                   --
    Separate Account Charges 1.85% ..................................                --         1.264                   --
    Separate Account Charges 1.95% ..................................             8,472         1.263               10,699
    Separate Account Charges 2.15% ..................................                --         1.261                   --
    Separate Account Charges 2.35% ..................................             6,836         1.259                8,609
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 1.45% ..................................                --         1.162                   --
    Separate Account Charges 1.55% ..................................             2,169         1.162                2,519
    Separate Account Charges 1.75% ..................................                --         1.160                   --
    Separate Account Charges 1.85% ..................................                --         1.159                   --
    Separate Account Charges 1.95% ..................................            19,489         1.158               22,577
    Separate Account Charges 2.15% ..................................                --         1.157                   --
    Separate Account Charges 2.35% ..................................                --         1.155                   --
  MFS Emerging Growth Portfolio
    Separate Account Charges 1.45% ..................................                --         1.198                   --
    Separate Account Charges 1.55% ..................................                --         1.197                   --
    Separate Account Charges 1.75% ..................................                --         1.195                   --
    Separate Account Charges 1.85% ..................................             2,552         1.195                3,048
    Separate Account Charges 1.95% ..................................                --         1.194                   --
    Separate Account Charges 2.15% ..................................                --         1.192                   --
    Separate Account Charges 2.35% ..................................                --         1.191                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
The Travelers Series Trust (continued)
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 1.45% ..................................                --      $  1.283          $        --
    Separate Account Charges 1.55% ..................................                --         1.282                   --
    Separate Account Charges 1.75% ..................................                --         1.280                   --
    Separate Account Charges 1.85% ..................................            10,082         1.280               12,900
    Separate Account Charges 1.95% ..................................            10,971         1.279               14,029
    Separate Account Charges 2.15% ..................................            20,866         1.277               26,646
    Separate Account Charges 2.35% ..................................                --         1.275                   --
  Travelers Quality Bond Portfolio
    Separate Account Charges 1.45% ..................................            10,788         1.016               10,962
    Separate Account Charges 1.55% ..................................            10,399         1.015               10,559
    Separate Account Charges 1.75% ..................................                --         1.014                   --
    Separate Account Charges 1.85% ..................................             4,955         1.013                5,021
    Separate Account Charges 1.95% ..................................             1,178         1.013                1,193
    Separate Account Charges 2.15% ..................................                --         1.011                   --
    Separate Account Charges 2.35% ..................................                --         1.010                   --

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 1.45% ..................................             8,005         1.227                9,821
    Separate Account Charges 1.55% ..................................             2,051         1.226                2,515
    Separate Account Charges 1.75% ..................................                --         1.224                   --
    Separate Account Charges 1.85% ..................................                --         1.224                   --
    Separate Account Charges 1.95% ..................................                --         1.223                   --
    Separate Account Charges 2.15% ..................................                --         1.221                   --
    Separate Account Charges 2.35% ..................................                --         1.219                   --
  MFS Total Return Portfolio
    Separate Account Charges 1.45% ..................................            10,090         1.127               11,371
    Separate Account Charges 1.55% ..................................            21,411         1.126               24,114
    Separate Account Charges 1.75% ..................................                --         1.125                   --
    Separate Account Charges 1.85% ..................................           231,203         1.124              259,861
    Separate Account Charges 1.95% ..................................            68,755         1.123               77,226
    Separate Account Charges 2.15% ..................................             6,878         1.122                7,715
    Separate Account Charges 2.35% ..................................                --         1.120                   --
  SB Adjustable Rate Income Portfolio - Class I Shares
    Separate Account Charges 1.45% ..................................                --         0.999                   --
    Separate Account Charges 1.55% ..................................             3,839         0.999                3,835
    Separate Account Charges 1.75% ..................................                --         0.998                   --
    Separate Account Charges 1.85% ..................................                --         0.998                   --
    Separate Account Charges 1.95% ..................................                --         0.998                   --
    Separate Account Charges 2.15% ..................................                --         0.997                   --
    Separate Account Charges 2.35% ..................................                --         0.997                   --
  Strategic Equity Portfolio
    Separate Account Charges 1.45% ..................................                --         1.230                   --
    Separate Account Charges 1.55% ..................................                --         1.229                   --
    Separate Account Charges 1.75% ..................................                --         1.227                   --
    Separate Account Charges 1.85% ..................................            10,950         1.226               13,428
    Separate Account Charges 1.95% ..................................            22,608         1.225               27,706
    Separate Account Charges 2.15% ..................................                --         1.224                   --
    Separate Account Charges 2.35% ..................................                --         1.222                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Separate Account Charges 1.45% ..................................                --      $  1.262          $        --
    Separate Account Charges 1.55% ..................................                --         1.261                   --
    Separate Account Charges 1.75% ..................................                --         1.259                   --
    Separate Account Charges 1.85% ..................................             1,953         1.259                2,458
    Separate Account Charges 1.95% ..................................            74,545         1.258               93,758
    Separate Account Charges 2.15% ..................................             4,136         1.256                5,195
    Separate Account Charges 2.35% ..................................                --         1.254                   --

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 1.45% ..................................                --         1.241                   --
    Separate Account Charges 1.55% ..................................            32,000         1.240               39,679
    Separate Account Charges 1.75% ..................................                --         1.238                   --
    Separate Account Charges 1.85% ..................................             1,947         1.237                2,410
    Separate Account Charges 1.95% ..................................           101,724         1.237              125,793
    Separate Account Charges 2.15% ..................................             4,134         1.235                5,105
    Separate Account Charges 2.35% ..................................                --         1.233                   --

Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service Class 2
    Separate Account Charges 1.45% ..................................             1,281         1.186                1,519
    Separate Account Charges 1.55% ..................................            15,831         1.185               18,767
    Separate Account Charges 1.75% ..................................                --         1.184                   --
    Separate Account Charges 1.85% ..................................                --         1.183                   --
    Separate Account Charges 1.95% ..................................                --         1.182                   --
    Separate Account Charges 2.15% ..................................            59,036         1.181               69,703
    Separate Account Charges 2.35% ..................................                --         1.179                   --
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 1.45% ..................................             3,192         1.412                4,508
    Separate Account Charges 1.55% ..................................            13,386         1.411               18,890
    Separate Account Charges 1.75% ..................................                --         1.409                   --
    Separate Account Charges 1.85% ..................................            18,696         1.408               26,328
    Separate Account Charges 1.95% ..................................            39,727         1.407               55,906
    Separate Account Charges 2.15% ..................................                --         1.405                   --
    Separate Account Charges 2.35% ..................................             4,277         1.403                6,003
                                                                                                               -----------

Net Contract Owners' Equity .........................................                                          $ 8,345,484
                                                                                                               ===========

                                                                                   FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS                                                               COMMENCED) TO DECEMBER 31, 2003
                                                                               ----------------------------------------------------
INVESTMENTS                                                                      NO. OF        MARKET        COST OF      PROCEEDS
                                                                                 SHARES        VALUE        PURCHASES    FROM SALES
                                                                               ----------    ----------    ----------    ----------
CAPITAL APPRECIATION FUND (0.3%)
    Total (Cost $22,091)                                                              411    $   22,767    $   22,102    $       11
                                                                               ----------    ----------    ----------    ----------

MONEY MARKET PORTFOLIO (2.3%)
    Total (Cost $188,572)                                                         188,572       188,572       221,171        32,599
                                                                               ----------    ----------    ----------    ----------

AIM VARIABLE INSURANCE FUNDS, INC. (0.7%)
  AIM V.I. Capital Appreciation Fund - Series II (Cost $39,141)                     1,942        41,092        39,202            63
  AIM V.I. Mid Cap Core Equity Fund - Series II (Cost $19,988)                      1,711        20,553        20,000            12
                                                                               ----------    ----------    ----------    ----------
    Total (Cost $59,129)                                                            3,653        61,645        59,202            75
                                                                               ----------    ----------    ----------    ----------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.3%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $25,079)                                                            1,212        25,850        25,179           100
                                                                               ----------    ----------    ----------    ----------

AMERICAN FUNDS INSURANCE SERIES (44.9%)
  Global Growth Fund - Class 2 Shares (Cost $409,370)                              29,854       455,279       410,853         1,580
  Growth Fund - Class 2 Shares (Cost $1,400,734)                                   33,290     1,514,691     1,406,194         5,485
  Growth-Income Fund - Class 2 Shares (Cost $1,641,721)                            53,151     1,779,482     1,646,732         5,012
                                                                               ----------    ----------    ----------    ----------
    Total (Cost $3,451,825)                                                       116,295     3,749,452     3,463,779        12,077
                                                                               ----------    ----------    ----------    ----------

DELAWARE VIP TRUST (3.0%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $233,731)                                                          16,745       253,524       234,687         1,013
                                                                               ----------    ----------    ----------    ----------

DREYFUS VARIABLE INVESTMENT FUND (1.6%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $72,883)                2,272        78,201        73,218           348
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $53,172)          1,490        55,697        53,447           287
                                                                               ----------    ----------    ----------    ----------
    Total (Cost $126,055)                                                           3,762       133,898       126,665           635
                                                                               ----------    ----------    ----------    ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (4.8%)
  Franklin Rising Dividends Securities Fund - Class 2 Shares (Cost $58,362)         3,810        61,310        77,857        19,896
  Franklin Small Cap Fund - Class 2 Shares (Cost $19,991)                           1,190        20,738        35,000        14,564
  Mutual Shares Securities Fund - Class 2 Shares (Cost $150,889)                   11,023       164,128       151,458           590
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $42,457)                                                                  7,178        50,894        42,685           253
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $13,041)                 1,145        14,019        66,617        54,574
  Templeton Growth Securities Fund - Class 2 Shares (Cost $78,520)                  7,958        89,045        78,973           479
                                                                               ----------    ----------    ----------    ----------
    Total (Cost $363,260)                                                          32,304       400,134       452,590        90,356
                                                                               ----------    ----------    ----------    ----------

GREENWICH STREET SERIES FUND (6.7%)
  Equity Index Portfolio - Class II Shares (Cost $479,274)                         19,138       519,205       484,419         5,145
  Salomon Brothers Variable Emerging Growth Fund - Class I Shares
    (Cost $34,128)                                                                  1,863        36,258        34,254           127
  Salomon Brothers Variable Emerging Growth Fund - Class II Shares
    (Cost $1,532)                                                                      84         1,625        51,968        51,169
                                                                               ----------    ----------    ----------    ----------
    Total (Cost $514,934)                                                          21,085       557,088       570,641        56,441
                                                                               ----------    ----------    ----------    ----------

JANUS ASPEN SERIES (0.6%)
  Balanced Portfolio - Service Shares (Cost $25,009)                                1,101        26,232        25,228           221
  Global Life Sciences Portfolio - Service Shares (Cost $14,981)                    2,213        15,246        15,000            19
  Global Technology Portfolio - Service Shares (Cost $3,578)                        1,046         3,693         3,581             3
  Worldwide Growth Portfolio - Service Shares (Cost $5,241)                           229         5,895         5,276            37
                                                                               ----------    ----------    ----------    ----------
    Total (Cost $48,809)                                                            4,589        51,066        49,085           280
                                                                               ----------    ----------    ----------    ----------

                                                                               FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                         COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                              ---------------------------------------------
INVESTMENTS                                                                    NO. OF      MARKET     COST OF     PROCEEDS
                                                                               SHARES      VALUE     PURCHASES   FROM SALES
                                                                              --------    --------   ---------   ----------
Lazard Retirement Series, Inc. (1.1%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $88,172)                                                         6,275    $ 92,308    $ 88,383    $    215
                                                                              --------    --------    --------    --------

LORD ABBETT SERIES FUND, INC. (1.4%)
  Growth and Income Portfolio (Cost $31,960)                                     1,399      34,302      32,211         259
  Mid-Cap Value Portfolio (Cost $75,079)                                         4,864      82,877      75,478         421
                                                                              --------    --------    --------    --------
    Total (Cost $107,039)                                                        6,263     117,179     107,689         680
                                                                              --------    --------    --------    --------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (0.7%)
  Oppenheimer Capital Appreciation Fund/VA - Service Shares (Cost $33,345)       1,058      36,544      33,500         161
  Oppenheimer Global Securities Fund/VA - Service Shares (Cost $24,136)          1,009      25,176      34,148       9,844
                                                                              --------    --------    --------    --------
    Total (Cost $57,481)                                                         2,067      61,720      67,648      10,005
                                                                              --------    --------    --------    --------

PIMCO VARIABLE INSURANCE TRUST (5.8%)
  Real Return Portfolio - Administrative Class (Cost $48,758)                    3,938      48,670      48,842          84
  Total Return Portfolio - Administrative Class (Cost $435,273)                 41,681     431,818     465,526      29,519
                                                                              --------    --------    --------    --------
    Total (Cost $484,031)                                                       45,619     480,488     514,368      29,603
                                                                              --------    --------    --------    --------

PIONEER VARIABLE CONTRACTS TRUST (1.2%)
  Pioneer America Income VCT Portfolio - Class II Shares (Cost $8,298)             799       8,290       8,298          --
  Pioneer Balanced VCT Portfolio - Class II Shares (Cost $0)                        --          --      20,000      19,985
  Pioneer Emerging Markets VCT Portfolio - Class II Shares (Cost $139)               9         151      20,000      19,198
  Pioneer Equity Income VCT Portfolio - Class II Shares (Cost $13,562)             814      14,811      13,606          46
  Pioneer Fund VCT Portfolio - Class II Shares (Cost $6,222)                       334       6,235      86,576      82,649
  Pioneer Growth Shares VCT Portfolio - Class II Shares (Cost $0)                   --          --      15,000      14,631
  Pioneer High Yield VCT Portfolio - Class II Shares (Cost $16,465)              1,474      16,883      76,386      60,186
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares (Cost $13,466)             741      15,067      13,509          47
  Pioneer Real Estate Shares VCT Portfolio - Class II Shares (Cost $0)              --          --      40,083      40,065
  Pioneer Small Cap Value VCT Portfolio - Class II Shares (Cost $8,980)            803      10,010       9,009          31
  Pioneer Strategic Income VCT Portfolio - Class II Shares (Cost $19,974)        1,852      20,396     115,305      96,769
  Pioneer Value VCT Portfolio - Class II Shares (Cost $4,148)                      346       4,162       4,148          --
                                                                              --------    --------    --------    --------
    Total (Cost $91,254)                                                         7,172      96,005     421,920     333,607
                                                                              --------    --------    --------    --------

PUTNAM VARIABLE TRUST (0.6%)
  Putnam VT International Equity Fund - Class IB Shares (Cost $25,694)           2,220      28,527      25,785          96
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $22,392)                1,349      24,449     117,129     100,293
                                                                              --------    --------    --------    --------
    Total (Cost $48,086)                                                         3,569      52,976     142,914     100,389
                                                                              --------    --------    --------    --------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (6.1%)
  All Cap Fund - Class I (Cost $62,008)                                          4,188      65,415      62,290         294
  Investors Fund - Class I (Cost $113,953)                                       9,503     120,587     114,222         280
  Large Cap Growth Fund - Class I (Cost $162,771)                               14,700     171,548     163,280         522
  Small Cap Growth Fund - Class I (Cost $103,326)                                8,829     108,068     103,531         214
  Total Return Fund - Class II (Cost $45,782)                                    4,374      47,543      65,749      20,127
                                                                              --------    --------    --------    --------
    Total (Cost $487,840)                                                       41,594     513,161     509,072      21,437
                                                                              --------    --------    --------    --------

THE TRAVELERS SERIES TRUST (6.9%)
  Convertible Securities Portfolio (Cost $12,871)                                1,126      13,361      12,925          56
  Disciplined Mid Cap Stock Portfolio (Cost $40,226)                             2,344      41,002      40,266          41
  Equity Income Portfolio (Cost $109,798)                                        7,216     119,705     110,436         662
  Federated High Yield Portfolio (Cost $84,397)                                  9,712      81,674      84,616         224
  Federated Stock Portfolio (Cost $22,922)                                       1,659      25,204      23,062         144
  Large Cap Portfolio (Cost $158,188)                                           12,608     166,172     158,727         547

                                                                                 FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                           COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                             ----------------------------------------------------
INVESTMENTS                                                                    NO. OF        MARKET       COST OF       PROCEEDS
                                                                               SHARES        VALUE       PURCHASES     FROM SALES
                                                                             ----------    ----------    ----------    ----------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Lazard International Stock Portfolio (Cost $17,785)                             1,929    $   19,313    $   17,865    $       86
  Merrill Lynch Large Cap Core Portfolio (Cost $23,376)                           3,198        25,103        23,557           186
  MFS Emerging Growth Portfolio (Cost $2,997)                                       326         3,049         3,000             3
  MFS Mid Cap Growth Portfolio (Cost $49,949)                                     7,789        53,590        50,175           237
  Travelers Quality Bond Portfolio (Cost $28,475)                                 2,475        27,740        28,525            51
                                                                             ----------    ----------    ----------    ----------
    Total (Cost $550,984)                                                        50,382       575,913       553,154         2,237
                                                                             ----------    ----------    ----------    ----------

TRAVELERS SERIES FUND INC. (5.3%)
  AIM Capital Appreciation Portfolio (Cost $12,029)                               1,226        12,338        12,042            13
  MFS Total Return Portfolio (Cost $371,174)                                     23,451       380,380       371,876           718
  SB Adjustable Rate Income Portfolio - Class I Shares (Cost $3,843)                384         3,835         3,846             3
  Strategic Equity Portfolio (Cost $37,216)                                       2,551        41,145        37,470           265
                                                                             ----------    ----------    ----------    ----------
    Total (Cost $424,262)                                                        27,612       437,698       425,234           999
                                                                             ----------    ----------    ----------    ----------

VAN KAMPEN LIFE INVESTMENT TRUST (1.2%)
  Comstock Portfolio - Class II Shares
    Total (Cost $91,396)                                                          8,633       101,438        91,927           553
                                                                             ----------    ----------    ----------    ----------

VARIABLE INSURANCE PRODUCTS FUND II (2.1%)
  Contrafund(R) Portfolio - Service Class 2
    Total (Cost $161,097)                                                         7,546       173,030       161,710           645
                                                                             ----------    ----------    ----------    ----------

VARIABLE INSURANCE PRODUCTS FUND III (2.4%)
  Dynamic Capital Appreciation Portfolio - Service Class 2 (Cost $86,924)        12,822        90,013        87,245           319
  Mid Cap Portfolio - Service Class 2 (Cost $103,503)                             4,658       111,663       103,814           332
                                                                             ----------    ----------    ----------    ----------
  Total (Cost $190,427)                                                          17,480       201,676       191,059           651
                                                                             ----------    ----------    ----------    ----------

TOTAL INVESTMENTS (100%)
  (COST $7,815,554)                                                                        $8,347,588    $8,500,179    $  694,608
                                                                                           ==========    ==========    ==========

6. FINANCIAL HIGHLIGHTS

                                                                                                          EXPENSE         TOTAL
                                                  YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                 ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO      LOWEST TO
                                                 DEC 31  (000S)   HIGHEST ($)   ($000S)   RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                                -------  ------  -------------  -------  -------------  -----------  ---------------
CAPITAL APPRECIATION FUND                          2003      19  1.213 - 1.217       23          0.18   1.55 - 1.95      4.46 - 4.75

MONEY MARKET PORTFOLIO                             2003     190  0.990 - 0.994      189          0.27   1.55 - 2.15  (0.60) - (0.20)
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund - Series II   2003      34  1.220 - 1.225       41            --   1.55 - 2.15      3.39 - 9.96

  AIM V.I. Mid Cap Core Equity Fund - Series II    2003      17          1.239       21            --          2.15             2.74
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                            2003      23  1.144 - 1.147       26            --   1.45 - 1.85      2.32 - 2.60
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares              2003     346  1.315 - 1.321      455          0.01   1.45 - 2.15     5.85 - 20.73

  Growth Fund - Class 2 Shares                     2003   1,206  1.252 - 1.259    1,514          0.22   1.55 - 2.35     3.13 - 15.71

  Growth-Income Fund - Class 2 Shares              2003   1,419  1.250 - 1.258    1,779          1.72   1.45 - 2.35     6.97 - 15.85
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard Class        2003     201  1.261 - 1.265      253            --   1.45 - 1.95     4.13 - 17.46
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares                                 2003      67  1.165 - 1.172       78          3.10   1.55 - 2.35     6.18 - 15.58
  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares                     2003      43  1.281 - 1.286       56          0.06   1.45 - 1.95     0.87 - 18.09
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Rising Dividends Securities
    Fund - Class 2 Shares                          2003      50  1.211 - 1.216       61          0.21   1.55 - 2.15     2.71 - 14.07

  Franklin Small Cap Fund - Class 2 Shares         2003      16  1.330 - 1.336       21            --   1.45 - 2.15      1.22 - 4.62

  Mutual Shares Securities Fund - Class 2 Shares   2003     136  1.202 - 1.207      164          0.09   1.55 - 2.15     3.16 - 13.05
  Templeton Developing Markets
    Securities Fund - Class 2 Shares               2003      34  1.475 - 1.476       51            --   1.85 - 1.95     5.65 - 27.60
  Templeton Foreign Securities Fund -
    Class 2 Shares                                 2003      10  1.335 - 1.338       14            --   1.55 - 1.95    10.15 - 12.25
  Templeton Growth Securities Fund -
    Class 2 Shares                                 2003      67  1.324 - 1.325       89          0.11   1.85 - 1.95     6.85 - 19.17
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class II Shares         2003     429  1.207 - 1.212      519          2.02   1.55 - 2.15     7.38 - 20.00
  Salomon Brothers Variable Emerging
    Growth Fund - Class I Shares                   2003      29          1.271       36            --          1.85            10.23
  Salomon Brothers Variable Emerging
    Growth Fund - Class II Shares                  2003       1  1.253 - 1.257        2            --   1.55 - 1.95      5.65 - 9.21
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares              2003      24          1.092       26          0.91          1.95             4.90
  Global Life Sciences Portfolio -
    Service Shares                                 2003      13          1.189       15            --          1.95             1.62

  Global Technology Portfolio - Service Shares     2003       3          1.387        4            --          1.45             3.35

  Worldwide Growth Portfolio - Service Shares      2003       5          1.251        6          0.23          1.85            11.80
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio            2003      69  1.329 - 1.334       92            --   1.55 - 2.15      1.53 - 9.79

                                                                                                          EXPENSE         TOTAL
                                                  YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                 ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO      LOWEST TO
                                                 DEC 31  (000S)   HIGHEST ($)   ($000S)   RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                                -------  ------  -------------  -------  -------------  -----------  ---------------
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio                      2003      28  1.240 - 1.243       34          1.27   1.55 - 1.95     4.38 - 16.53

  Mid-Cap Value Portfolio                          2003      66  1.252 - 1.258       83          0.85   1.55 - 2.35    10.06 - 17.12
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Capital Appreciation
    Fund/VA - Service Shares                       2003      30          1.233       37            --          1.55            12.30
  Oppenheimer Global Securities Fund/VA
    - Service Shares                               2003      18  1.408 - 1.413       25            --   1.55 - 2.15      0.93 - 6.99
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative Class     2003      47  1.044 - 1.047       49          0.19   1.45 - 1.95      0.19 - 3.26

  Total Return Portfolio - Administrative Class    2003     427  1.009 - 1.014      432          1.46   1.45 - 2.15    (1.27) - 3.58
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer America Income VCT Portfolio -
    Class II Shares                                2003       8          0.996        8          0.03          1.55               --
  Pioneer Balanced VCT Portfolio - Class
    II Shares                                      2003      --          1.107       --            --          1.95             3.85
  Pioneer Emerging Markets VCT Portfolio
    - Class II Shares                              2003      --  1.506 - 1.511       --            --   1.45 - 1.95     8.42 - 12.34
  Pioneer Equity Income VCT Portfolio -
    Class II Shares                                2003      12          1.205       15          0.57          1.55            10.86

  Pioneer Fund VCT Portfolio - Class II Shares     2003       5  1.209 - 1.213        6          0.34   1.55 - 1.95      0.25 - 8.24
  Pioneer Growth Shares VCT Portfolio -
    Class II Shares                                2003      --          1.151       --            --          1.95             2.49
  Pioneer High Yield VCT Portfolio -
    Class II Shares                                2003      15  1.149 - 1.153       17          1.50   1.55 - 1.95      2.77 - 6.17
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares                                2003      11          1.324       15            --          1.55            14.04
  Pioneer Real Estate Shares VCT
    Portfolio - Class II Shares                    2003      --          1.258       --          1.26          1.95             9.11
  Pioneer Small Cap Value VCT Portfolio
    - Class II Shares                              2003       7          1.355       10            --          1.55            13.01
  Pioneer Strategic Income VCT Portfolio
    - Class II Shares                              2003      19  1.086 - 1.089       20          1.79   1.55 - 1.95      4.41 - 5.95

  Pioneer Value VCT Portfolio - Class II Shares    2003       3          1.192        4            --          1.55             0.34
PUTNAM VARIABLE TRUST
  Putnam VT International Equity Fund -
    Class IB Shares                                2003      22  1.291 - 1.294       29            --   1.45 - 1.85     9.85 - 18.07
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                      2003      17  1.424 - 1.431       24            --   1.45 - 2.15     4.84 - 27.71
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  All Cap Fund - Class I                           2003      50  1.307 - 1.312       65          0.63   1.45 - 1.95     4.63 - 18.80

  Investors Fund - Class I                         2003      95  1.271 - 1.272      121          3.59   1.85 - 1.95    10.51 - 13.28

  Large Cap Growth Fund - Class I                  2003     132  1.303 - 1.306      172            --   1.85 - 2.15     5.34 - 11.83

  Small Cap Growth Fund - Class I                  2003      76  1.422 - 1.427      108            --   1.85 - 2.35     2.74 - 24.85

  Total Return Fund - Class II                     2003      43  1.112 - 1.115       48          0.45   1.55 - 1.95      4.02 - 4.30

                                                                                                          EXPENSE         TOTAL
                                                  YEAR            UNIT VALUE      NET    INVESTMENT(1)    RATIO(2)      RETURN(3)
                                                 ENDED   UNITS    LOWEST TO     ASSETS      INCOME       LOWEST TO      LOWEST TO
                                                 DEC 31  (000S)   HIGHEST ($)   ($000S)   RATIO (%)     HIGHEST (%)    HIGHEST (%)
                                                -------  ------  -------------  -------  -------------  -----------  ---------------
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio                 2003      12  1.139 - 1.142       13          3.66   1.45 - 1.85      0.09 - 7.96

  Disciplined Mid Cap Stock Portfolio              2003      32  1.296 - 1.301       41          1.71   1.45 - 1.95     1.41 - 18.60

  Equity Income Portfolio                          2003      97  1.232 - 1.236      120          1.19   1.45 - 1.95     0.00 - 13.13

  Federated High Yield Portfolio                   2003      74  1.106 - 1.109       82         12.48   1.55 - 1.95      3.26 - 6.34

  Federated Stock Portfolio                        2003      20  1.248 - 1.251       25          2.42   1.55 - 1.95     4.60 - 13.25

  Large Cap Portfolio                              2003     140  1.184 - 1.186      166          0.64   1.85 - 2.15      4.49 - 7.23

  Lazard International Stock Portfolio             2003      15  1.259 - 1.263       19          3.04   1.95 - 2.35     4.21 - 18.11

  Merrill Lynch Large Cap Core Portfolio           2003      22  1.158 - 1.162       25          0.75   1.55 - 1.95      3.20 - 8.53

  MFS Emerging Growth Portfolio                    2003       3          1.195        3            --          1.85             1.62

  MFS Mid Cap Growth Portfolio                     2003      42  1.277 - 1.280       54            --   1.85 - 2.15     6.05 - 15.46

  Travelers Quality Bond Portfolio                 2003      27  1.013 - 1.016       28          9.48   1.45 - 1.95      0.40 - 2.42
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio               2003      10  1.226 - 1.227       12            --   1.45 - 1.55      2.42 - 2.59

  MFS Total Return Portfolio                       2003     338  1.122 - 1.127      380          8.55   1.45 - 2.15     4.26 - 10.28
  SB Adjustable Rate Income Portfolio -
    Class I Shares                                 2003       4          0.999        4          0.34          1.55             0.10

  Strategic Equity Portfolio                       2003      34  1.225 - 1.226       41            --   1.85 - 1.95     7.54 - 10.76
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares             2003      81  1.256 - 1.259      101            --   1.85 - 2.15     6.97 - 13.85
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio - Service Class 2        2003     140  1.235 - 1.240      173            --   1.55 - 2.15     3.78 - 22.41
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio
    - Service Class 2                              2003      76  1.181 - 1.186       90            --   1.45 - 2.15      1.98 - 8.61

  Mid Cap Portfolio - Service Class 2              2003      79  1.403 - 1.412      112            --   1.45 - 2.35   (0.70) - 26.53

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MAY 21, 2003 (DATE  OPERATIONS  COMMENCED)  TO DECEMBER 31,
      2003

                                                                                             AIM V.I.              AIM V.I.
                                                     CAPITAL                                 CAPITAL            MID CAP CORE
                                                  APPRECIATION        MONEY MARKET         APPRECIATION         EQUITY FUND -
                                                      FUND             PORTFOLIO         FUND - SERIES II         SERIES II
                                                  ------------        ------------       ----------------       -------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              18,718             222,200               33,613               16,578
Accumulation units redeemed and
  transferred to other funding options .                  --             (31,975)                 (15)                  --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              18,718             190,225               33,598               16,578
                                                    ========            ========             ========             ========

                                               ALLIANCEBERNSTEIN
                                                PREMIER GROWTH        GLOBAL GROWTH                             GROWTH-INCOME
                                                  PORTFOLIO -            FUND -            GROWTH FUND -           FUND -
                                                    CLASS B          CLASS 2 SHARES       CLASS 2 SHARES       CLASS 2 SHARES
                                               -----------------     --------------       --------------       --------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              22,583             345,724             1,206,211            1,419,339
Accumulation units redeemed and
  transferred to other funding options .                  --                  (6)                (487)                  (1)
                                                    --------            --------             --------             --------
Accumulation units end of year .........              22,583             345,718             1,205,724            1,419,338
                                                    ========            ========             ========             ========

                                                                                            DREYFUS VIF       FRANKLIN RISING
                                                    DELAWARE           DREYFUS VIF          DEVELOPING           DIVIDENDS
                                                    VIP REIT          APPRECIATION           LEADERS            SECURITIES
                                                    SERIES -          PORTFOLIO -          PORTFOLIO -            FUND -
                                                 STANDARD CLASS      INITIAL SHARES       INITIAL SHARES      CLASS 2 SHARES
                                                 --------------      --------------       --------------      --------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options             200,971              66,901               43,423               50,482
Accumulation units redeemed and
  transferred to other funding options .                  (8)                 (2)                  (1)                  --
                                                    --------            --------             --------             --------
Accumulation units end of year .........             200,963              66,899               43,422               50,482
                                                    ========            ========             ========             ========

                                                                                           TEMPLETON
                                                                                           DEVELOPING            TEMPLETON
                                                    FRANKLIN          MUTUAL SHARES         MARKETS               FOREIGN
                                                   SMALL CAP           SECURITIES          SECURITIES           SECURITIES
                                                     FUND -              FUND -              FUND -                FUND -
                                                CLASS 2 SHARES       CLASS 2 SHARES      CLASS 2 SHARES       CLASS 2 SHARES
                                                --------------       --------------      --------------       --------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              15,592             136,263               34,486               10,473
Accumulation units redeemed and
  transferred to other funding options .                  --                  (5)                  --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              15,592             136,258               34,486               10,473
                                                    ========            ========             ========             ========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                         SALOMON BROTHERS     SALOMON BROTHERS
                                                TEMPLETON GROWTH      EQUITY INDEX      VARIABLE EMERGING    VARIABLE EMERGING
                                               SECURITIES FUND -      PORTFOLIO -          GROWTH FUND -       GROWTH FUND -
                                                CLASS 2 SHARES      CLASS II SHARES       CLASS I SHARES      CLASS II SHARES
                                               -----------------    ---------------     -----------------    -----------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              67,226             429,306               28,519                1,294
Accumulation units redeemed and
  transferred to other funding options .                  --                  (2)                  --                   (1)
                                                    --------            --------             --------             --------
Accumulation units end of year .........              67,226             429,304               28,519                1,293
                                                    ========            ========             ========             ========

                                                                         GLOBAL LIFE      GLOBAL TECHNOLOGY     WORLDWIDE GROWTH
                                             BALANCED PORTFOLIO -   SCIENCES PORTFOLIO -     PORTFOLIO -          PORTFOLIO -
                                               SERVICE SHARES          SERVICE SHARES      SERVICE SHARES       SERVICE SHARES
                                             --------------------   --------------------  ----------------      ----------------
Accumulation units beginning of year ...                  --                   --                    --                   --
Accumulation units purchased and
  transferred from other funding options              24,024               12,822                 2,662                4,709
Accumulation units redeemed and
  transferred to other funding options .                  --                   --                    --                   --
                                                    --------             --------              --------             --------
Accumulation units end of year .........              24,024               12,822                 2,662                4,709
                                                    ========             ========              ========             ========

                                                      LAZARD                                                    OPPENHEIMER
                                                   RETIREMENT                                               CAPITAL APPRECIATION
                                                    SMALL CAP          GROWTH AND              MID-CAP           FUND/VA -
                                                    PORTFOLIO       INCOME PORTFOLIO      VALUE PORTFOLIO     SERVICE SHARES
                                                   ---------        ----------------      ---------------   --------------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              69,395              27,632               66,034               29,629
Accumulation units redeemed and
  transferred to other funding options .                  --                  --                   (5)                  --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              69,395              27,632               66,029               29,629
                                                    ========            ========             ========             ========

                                                                                                               PIONEER AMERICA
                                                   OPPENHEIMER         REAL RETURN         TOTAL RETURN           INCOME VCT
                                                GLOBAL SECURITIES     PORTFOLIO -           PORTFOLIO -          PORTFOLIO -
                                                    FUND/VA -        ADMINISTRATIVE       ADMINISTRATIVE          CLASS II
                                                 SERVICE SHARES          CLASS                CLASS                SHARES
                                                -----------------    --------------       --------------       ---------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              17,869              46,530              426,829                8,327
Accumulation units redeemed and
  transferred to other funding options .                  --                  --                   (6)                  --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              17,869              46,530              426,823                8,327
                                                    ========            ========             ========             ========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                     PIONEER
                                                    EMERGING         PIONEER EQUITY                             PIONEER HIGH
                                                   MARKETS VCT         INCOME VCT          PIONEER FUND           YIELD VCT
                                                   PORTFOLIO -        PORTFOLIO -        VCT PORTFOLIO -         PORTFOLIO -
                                                     CLASS II           CLASS II             CLASS II             CLASS II
                                                     SHARES              SHARES               SHARES               SHARES
                                                   -----------       --------------      ---------------        ------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options                 100              12,315                5,141               14,646
Accumulation units redeemed and
  transferred to other funding options .                  --                 (26)                  --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........                 100              12,289                5,141               14,646
                                                    ========            ========             ========             ========

                                                     PIONEER
                                                     MID CAP         PIONEER SMALL      PIONEER STRATEGIC
                                                    VALUE VCT          CAP VALUE            INCOME VCT          PIONEER VALUE
                                                   PORTFOLIO -      VCT PORTFOLIO -        PORTFOLIO -         VCT PORTFOLIO -
                                                    CLASS II            CLASS II             CLASS II             CLASS II
                                                      SHARES             SHARES               SHARES               SHARES
                                                   -----------      ---------------     -----------------      ---------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              11,426               7,414               18,718                3,492
Accumulation units redeemed and
  transferred to other funding options .                 (46)                (27)                  --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              11,380               7,387               18,718                3,492
                                                    ========            ========             ========             ========

                                                    PUTNAM VT           PUTNAM VT
                                                  INTERNATIONAL        SMALL CAP
                                                  EQUITY FUND -       VALUE FUND -
                                                    CLASS IB            CLASS IB           ALL CAP FUND -      INVESTORS FUND -
                                                     SHARES              SHARES               CLASS I              CLASS I
                                                  -------------       ------------         --------------      ----------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              22,085              93,171               49,978               94,828
Accumulation units redeemed and
  transferred to other funding options .                  (1)            (76,041)                  --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              22,084              17,130               49,978               94,828
                                                    ========            ========             ========             ========

                                                    LARGE CAP           SMALL CAP                                CONVERTIBLE
                                                  GROWTH FUND -       GROWTH FUND -         TOTAL RETURN         SECURITIES
                                                     CLASS I             CLASS I          FUND - CLASS II         PORTFOLIO
                                                  -------------       -------------       ---------------        -----------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options             131,515              75,741               42,640               11,722
Accumulation units redeemed and
  transferred to other funding options .                  --                  (4)                  --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........             131,515              75,737               42,640               11,722
                                                    ========            ========             ========             ========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                  DISCIPLINED
                                                    MID CAP          EQUITY INCOME       FEDERATED HIGH       FEDERATED STOCK
                                                STOCK PORTFOLIO        PORTFOLIO         YIELD PORTFOLIO         PORTFOLIO
                                                ---------------      -------------       ---------------      ---------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              31,588              97,105               73,775               20,185
Accumulation units redeemed and
  transferred to other funding options .                  (1)                 --                   --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........              31,587              97,105               73,775               20,185
                                                    ========            ========             ========             ========

                                                                         LAZARD                                      MFS
                                                                     INTERNATIONAL         MERRILL LYNCH          EMERGING
                                                    LARGE CAP            STOCK               LARGE CAP             GROWTH
                                                    PORTFOLIO           PORTFOLIO         CORE PORTFOLIO          PORTFOLIO
                                                    ---------        -------------        --------------          ---------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
                                                     140,171              15,308               21,658                2,552
Accumulation units redeemed and
  transferred to other funding options .                  (5)                 --                   --                   --
                                                    --------            --------             --------             --------
Accumulation units end of year .........             140,166              15,308               21,658                2,552
                                                    ========            ========             ========             ========

                                                                        TRAVELERS
                                                     MFS MID             QUALITY            AIM CAPITAL
                                                   CAP GROWTH              BOND            APPRECIATION           MFS TOTAL
                                                    PORTFOLIO           PORTFOLIO           PORTFOLIO         RETURN PORTFOLIO
                                                   ----------           ---------          ------------       ----------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options              41,919              27,320               10,056              338,345
Accumulation units redeemed and
  transferred to other funding options .                  --                  --                   --                   (8)
                                                    --------            --------             --------             --------
Accumulation units end of year .........              41,919              27,320               10,056              338,337
                                                    ========            ========             ========             ========

                                                 SB ADJUSTABLE
                                                  RATE INCOME                                COMSTOCK          CONTRAFUND(R)
                                                  PORTFOLIO -          STRATEGIC           PORTFOLIO -          PORTFOLIO -
                                                    CLASS I              EQUITY              CLASS II             SERVICE
                                                     SHARES            PORTFOLIO              SHARES              CLASS 2
                                                 -------------         ---------           -----------         -------------
Accumulation units beginning of year ...                  --                  --                   --                   --
Accumulation units purchased and
  transferred from other funding options               3,839              33,558               80,639              139,812
Accumulation units redeemed and
  transferred to other funding options .                  --                  --                   (5)                  (7)
                                                    --------            --------             --------             --------
Accumulation units end of year .........               3,839              33,558               80,634              139,805
                                                    ========            ========             ========             ========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MAY 21, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                      DYNAMIC
                                                      CAPITAL
                                                   APPRECIATION             MID CAP
                                                    PORTFOLIO -           PORTFOLIO -
                                                      SERVICE               SERVICE
                                                      CLASS 2               CLASS 2               COMBINED
                                                   ------------           -----------            ----------
Accumulation units beginning of year ...                    --                     --                    --
Accumulation units purchased and
  transferred from other funding options                76,149                 79,278             6,934,553
Accumulation units redeemed and
  transferred to other funding options .                    (1)                    --              (108,686)
                                                    ----------             ----------            ----------
Accumulation units end of year .........                76,148                 79,278             6,825,867
                                                    ==========             ==========            ==========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Insurance Company and
Owners of Variable Annuity Contracts of TIC Separate Account
Thirteen for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of TIC Separate Account Thirteen for Variable Annuities as of December 31, 2003 and the related statements of operations, the statement of changes in net assets and the financial highlights for the period May 21, 2003 (date operations commenced) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIC Separate Account Thirteen for Variable Annuities as of December 31, 2003, the results of its operations, the changes in its net assets for and the financial highlights for the period May 21, 2003 (date operations commenced) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ KPMG LLP

Hartford, Connecticut
March 8, 2004

                       This page intentionally left blank

                       This page intentionally left blank

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of TIC Separate Account Thirteen for Variable Annuities or shares of Separate Account Thirteen's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Separate Account Thirteen for Variable Annuities product(s) offered by The Travelers Insurance Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.



SEP13 (Annual) (12-03) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholder
The Travelers Insurance Company:


We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                    2003       2002        2001
--------------------------------------------------------------------------------

REVENUES
Premiums                                          $2,327     $1,924      $2,102
Net investment income                              3,058      2,936       2,831
Realized investment gains (losses)                    37       (322)        125
Fee income                                           606        560         537
Other revenues                                       111        136         107
--------------------------------------------------------------------------------
    Total Revenues                                 6,139      5,234       5,702
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits              2,102      1,711       1,862
Interest credited to contractholders               1,248      1,220       1,179
Amortization of deferred acquisition costs           501        393         379
General and administrative expenses                  459        407         371
--------------------------------------------------------------------------------
    Total Benefits and Expenses                    4,310      3,731       3,791
--------------------------------------------------------------------------------

Income from operations before federal
  income taxes and cumulative effects
  of changes in accounting principles              1,829      1,503       1,911
--------------------------------------------------------------------------------

Federal income taxes
    Current                                          360        236         471
    Deferred                                         111        185         159
--------------------------------------------------------------------------------
    Total Federal Income Taxes                       471        421         630
--------------------------------------------------------------------------------
Income before cumulative effects of
  changes in accounting principles                 1,358      1,082       1,281

Cumulative effect of change in accounting
  for derivative instruments and
  hedging activities, net of tax                      --         --          (6)
Cumulative effect of change in accounting for
  securitized financial assets, net of tax            --         --          (3)
--------------------------------------------------------------------------------
Net Income                                        $1,358     $1,082      $1,272
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)



AT DECEMBER 31,                                                2003        2002
--------------------------------------------------------------------------------

ASSETS
Fixed maturities, available for sale at fair value
  (including $2,170 and $2,687 subject to securities
  lending agreements) (cost $40,119; $35,428)                $42,323     $36,434
Equity securities, at fair value (cost $323; $328)               362         332
Mortgage loans                                                 1,886       1,985
Real estate                                                       96          36
Policy loans                                                   1,135       1,168
Short-term securities                                          3,603       4,414
Trading securities, at fair value                              1,707       1,531
Other invested assets                                          5,092       4,909
--------------------------------------------------------------------------------
    Total Investments                                         56,204      50,809
--------------------------------------------------------------------------------

Cash                                                             149         186
Investment income accrued                                        567         525
Premium balances receivable                                      165         151
Reinsurance recoverables                                       4,470       4,301
Deferred acquisition costs                                     4,395       3,936
Separate and variable accounts                                26,972      21,620
Other assets                                                   2,426       1,467
--------------------------------------------------------------------------------
    Total Assets                                             $95,348     $82,995
--------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                         $30,252     $26,634
Future policy benefits and claims                             15,964      15,009
Separate and variable accounts                                26,972      21,620
Deferred federal income taxes                                  2,030       1,448
Trading securities sold not yet purchased, at fair value         637         598
Other liabilities                                              6,136       6,051
--------------------------------------------------------------------------------
    Total Liabilities                                         81,991      71,360
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares
  authorized, issued and outstanding                             100         100
Additional paid-in capital                                     5,446       5,443
Retained earnings                                              6,451       5,638
Accumulated other changes in equity from nonowner sources      1,360         454
--------------------------------------------------------------------------------
    Total Shareholder's Equity                                13,357      11,635
--------------------------------------------------------------------------------
    Total Liabilities and Shareholder's Equity               $95,348     $82,995
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
COMMON STOCK                                         2003       2002       2001
--------------------------------------------------------------------------------
Balance, beginning of year                         $  100     $  100     $  100
Changes in common stock                                --         --         --
--------------------------------------------------------------------------------
Balance, end of year                               $  100     $  100     $  100
================================================================================

--------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,443     $3,864     $3,843
Stock option tax benefit (expense)                      3        (17)        21
Capital contributed by parent                          --      1,596         --
--------------------------------------------------------------------------------
Balance, end of year                               $5,446     $5,443     $3,864
================================================================================

--------------------------------------------------------------------------------
RETAINED EARNINGS
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,638     $5,142     $4,342
Net income                                          1,358      1,082      1,272
Dividends to parent                                  (545)      (586)      (472)
--------------------------------------------------------------------------------
Balance, end of year                               $6,451     $5,638     $5,142
================================================================================

--------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Balance, beginning of year                         $  454     $   74     $  104
Cumulative effect of accounting for
  derivative instruments and hedging
  activities, net of tax                               --         --        (29)
Unrealized gains, net of tax                          818        455         68
Foreign currency translation, net of tax                4          3         (3)
Derivative instrument hedging activity
  losses, net of tax                                   84        (78)       (66)
--------------------------------------------------------------------------------
Balance, end of year                               $1,360     $  454     $   74
================================================================================

--------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Net income                                         $1,358     $1,082     $1,272
Other changes in equity from nonowner sources         906        380        (30)
--------------------------------------------------------------------------------
Total changes in equity from nonowner sources      $2,264     $1,462     $1,242
================================================================================

--------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
--------------------------------------------------------------------------------
Changes in total shareholder's equity              $1,722     $2,455     $  791
Balance, beginning of year                         11,635      9,180      8,389
--------------------------------------------------------------------------------
Balance, end of year                               $13,357    $11,635    $9,180
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                     2003       2002        2001
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                           $  2,335   $  1,917    $  2,109
   Net investment income received                  2,787      2,741       2,430
   Other revenues received                           335        384         867
   Benefits and claims paid                       (1,270)    (1,218)     (1,176)
   Interest paid to contractholders               (1,226)    (1,220)     (1,159)
   Operating expenses paid                        (1,375)    (1,310)     (1,000)
   Income taxes paid                                (456)      (197)       (472)
   Trading account investments (purchases),
      sales, net                                    (232)        76         (92)
   Other                                             (84)      (105)       (227)
--------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities      814      1,068       1,280
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                             7,446      4,459       3,706
      Mortgage loans                                 358        374         455
   Proceeds from sales of investments
      Fixed maturities                            15,078     15,472      14,110
      Equity securities                              124        212         112
      Real estate held for sale                        5         26           6
   Purchases of investments
      Fixed maturities                           (26,766)   (23,623)    (22,556)
      Equity securities                             (144)      (134)        (50)
      Mortgage loans                                (317)      (355)       (287)
   Policy loans, net                                  34         39          41
   Short-term securities purchases, net              814     (1,320)       (914)
   Other investments (purchases), sales, net         108        (69)        103
   Securities transactions in course of
      settlement, net                               (618)       529       1,086
--------------------------------------------------------------------------------
      Net Cash Used in Investing Activities       (3,878)    (4,390)     (4,188)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                    8,326      8,505       8,308
   Contractholder fund withdrawals                (4,754)    (4,729)     (4,932)
   Capital contribution by parent                     --        172          --
   Dividends to parent company                      (545)      (586)       (472)
--------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities    3,027      3,362       2,904
--------------------------------------------------------------------------------
Net increase (decrease) in cash                      (37)        40          (4)
Cash at December 31, previous year                   186        146         150
--------------------------------------------------------------------------------
Cash at December 31, current year               $    149   $    186    $    146
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company
     (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN
     46).

     At December 31, 2001, the Company was a wholly owned subsidiary of The Travelers Insurance Group, Inc. (TIGI). On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). TPC completed its initial public offering (IPO) on March 27, 2002 and on August 20, 2002 Citigroup made a tax-free distribution of the majority of its remaining interest in TPC, to Citigroup's stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to CIHC so that TIC would remain an indirect wholly owned subsidiary of Citigroup. See Note 14.

     The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     Certain prior year amounts have been reclassified to conform to the 2003 presentation.

     ACCOUNTING CHANGES

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs, increasing both assets and liabilities by approximately $407 million.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. The FASB continues to provide additional guidance on implementing FIN 46 through FASB Staff Positions.

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original.

     The Company is evaluating the impact of applying FIN 46-R to existing VIEs in which it has variable interests and has not yet completed this analysis. At this time, it is anticipated that the effect of adopting FIN 46-R on the Company's consolidated balance sheet would be immaterial. As the Company continues to evaluate the impact of applying FIN 46-R, additional entities may be identified that would need to be consolidated. See Note 3.

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     STOCK-BASED COMPENSATION

     The Company and its employees participate in stock option plans of Citigroup. On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after January 1, 2003. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Prior to January 1, 2003, the Company applied Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plans. Under APB 25, there is generally no charge to earnings for employee stock option awards because the options granted under these plans have an exercise price equal to the market value of the underlying common stock on the grant date. Similar to APB 25, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the amount of compensation expense charged.

     Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

     ---------------------------------------------------------------------------
     YEAR ENDED DECEMBER 31,                             2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------
     Compensation expense related to    As reported        $2      $--      $--
     stock option plans, net of  tax    Pro forma           7        9       15
     ---------------------------------------------------------------------------
     Net income                         As reported    $1,358   $1,082   $1,272
                                        Pro forma       1,353    1,073    1,257
     ---------------------------------------------------------------------------

     BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

     Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     Effective January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. The cumulative effect of the adoption of SFAS 133 was an after-tax charge of $6 million included in net income and an after-tax charge of $29 million to accumulated other changes in equity from nonowner sources.

     RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS

     In April 2001, the Company adopted the FASB Emerging Issues Task Force
     (EITF) 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on a beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded an after-tax charge of $3 million in the consolidated statement of income. The implementation of this EITF did not have a significant impact on the Company's consolidated financial statements.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     In July 2003, Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01) was released. SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. The adoption of SOP 03-01 will not have a material impact on the Company's consolidated financial statements.

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R). See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of this Note for a discussion of FIN 46-R.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Changes in assumptions could affect the fair values of fixed maturities. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

     Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield and impairment for other-than-temporary losses in value are based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. These impairments were insignificant at December 31, 2003 and 2002.

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

     Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

     Other invested assets include equity investments, partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Note 13.

     Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

     To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

     For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses. The Company primarily hedges foreign-denominated funding agreements and floating rate available-for-sale securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

     The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

     For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the end-user derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

     The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

     FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

     The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

     The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

     The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other- than-temporary losses exist. Changing economic conditions - global, regional, or related to specific issuers or industries
     - could result in other-than-temporary losses. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

     DEFERRED ACQUISITION COSTS

     Costs of acquiring traditional life and health insurance, universal life, corporate owned life insurance (COLI), deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

     DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business. DAC for these products is currently being amortized over 10-15 years.

     DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for these products is currently being amortized over 16-25 years.

     DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for these products is currently being amortized over 5-20 years.

     All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See
     Note 5.

     SEPARATE AND VARIABLE ACCOUNTS

     Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at fair value.

     Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142) in the first quarter of 2002, goodwill was being amortized on a straight-line basis principally over a 40-year period. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

     Upon adoption of SFAS 141 and SFAS 142, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.50% to 5.95%, with a weighted average interest rate of 4.52%.

     Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment type contracts range from 1.00% to 8.05% with a weighted average interest rate of 4.46%.

     FUTURE POLICY BENEFITS

     Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life product. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.0% to 9.0% with a weighted average of 7.02% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.23%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

     GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

     Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2003 and 2002, the Company had a liability of $22.5 million and $22.6 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.6 million and $4.2 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

     PREMIUMS

     Premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

     FEE INCOME

     Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

     OTHER REVENUES

     Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

     CURRENT AND FUTURE INSURANCE BENEFITS

     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS

     Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


     2.   OPERATING SEGMENTS

     The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

     TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable
     annuities,   payout  annuities  and  term,   universal  and  variable  life
     insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately 107,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ($ IN MILLIONS)
     REVENUES BY SEGMENT                           2003       2002        2001
                                                  ------     ------      ------
     TLA                                         $ 4,479    $ 3,653     $ 4,089
     Primerica                                     1,660      1,581       1,613
                                                 -------    -------     -------
     Total Revenues                              $ 6,139    $ 5,234     $ 5,702
                                                 =======    =======     =======

     NET INCOME BY SEGMENT
     TLA                                         $   918    $   673     $   826
     Primerica                                       440        409         446
                                                 -------    -------     -------
     Net Income                                  $ 1,358    $ 1,082     $ 1,272
                                                 =======    =======     =======

     ASSETS BY SEGMENT
     TLA                                         $85,881    $74,562     $69,836
     Primerica                                     9,467      8,433       8,030
                                                 -------    -------     -------
     Total segments                              $95,348    $82,995     $77,866
                                                 =======    =======     =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $1,082       $1,245
     Net investment income                                   2,743          315
     Interest credited to contractholders                    1,248           --
     Amortization of deferred acquisition costs                266          235
     Expenditures for deferred acquisition costs               583          377
     Federal income taxes                                      240          231

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2002
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  730       $1,194
     Net investment income                                   2,646          290
     Interest credited to contractholders                    1,220           --
     Amortization of deferred acquisition costs                174          219
     Expenditures for deferred acquisition costs               556          323
     Federal income taxes                                      212          209

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2001
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  957       $1,145
     Net investment income                                   2,530          301
     Interest credited to contractholders                    1,179           --
     Amortization of deferred acquisition costs                171          208
     Total expenditures for deferred acquisition costs         553          298
     Federal income taxes                                      394          236

     The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2003, 2002 and 2001, deposits collected amounted to $12.0 billion, $11.9 billion and $13.1 billion, respectively.

     The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

     The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2003                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 8,061       $  326            $ 18      $ 8,369

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,035           22              12        2,045

        Obligations of states, municipalities and
        political subdivisions                                379           21               2          398

        Debt securities issued by foreign governments         690           51               1          740

        All other corporate bonds                          23,098        1,507              64       24,541

        Other debt securities                               5,701          377              22        6,056

        Redeemable preferred stock                            155           20               1          174
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $40,119       $2,324            $120      $42,323
     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2002                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 6,975       $  434            $  2      $ 7,407

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,402           39              19        2,422

        Obligations of states, municipalities and
        political subdivisions                                297           22              --
                                                                                                        319
        Debt securities issued by foreign governments
                                                              365           30               2          393
        All other corporate bonds                          20,894          982             608       21,268

        Other debt securities                               4,348          229              66        4,511

        Redeemable preferred stock                            147            1              34          114
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $35,428       $1,737            $731      $36,434
     --------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Proceeds from sales of fixed maturities classified as available for sale were $15.1 billion, $15.5 billion and $14.1 billion in 2003, 2002 and 2001, respectively. Gross gains of $476 million, $741 million and $633 million and gross losses of $394 million, $309 million and $273 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $110 million, $639 million and $153 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value. Impairment activity increased significantly beginning in the fourth quarter of 2001 and continued throughout 2002. Impairments were concentrated in telecommunication and energy company investments.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $6.4 billion and $5.1 billion at December 31, 2003 and 2002, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


     ---------------------------------------------------------------------------
                                                    AMORTIZED             FAIR
     ($ IN MILLIONS)                                   COST              VALUE
     ---------------------------------------------------------------------------
     MATURITY:
          Due in one year or less                    $ 2,532           $ 2,582
          Due after 1 year through 5 years            11,559            12,188
          Due after 5 years through 10 years           9,866            10,561
          Due after 10 years                           8,101             8,623
     ---------------------------------------------------------------------------
                                                      32,058            33,954
     ---------------------------------------------------------------------------
          Mortgage-backed securities                   8,061             8,369
     ---------------------------------------------------------------------------
              Total Maturity                         $40,119           $42,323
     ---------------------------------------------------------------------------


     The  Company  makes  investments  in  collateralized  mortgage  obligations
     (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2003 and 2002, the Company held CMOs classified as available for sale with a fair value of $5.2 billion and $4.7 billion, respectively. Approximately 30% and 35%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2003 and 2002. In addition, the Company held $3.0 billion and $2.6 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2003 and 2002, respectively. All of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2003 and 2002, the Company held cash collateral of $2.4 billion and $2.8 billion, respectively.

     The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

     These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2003 and 2002.


     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

     ---------------------------------------------------------------------------
                                                    GROSS      GROSS
     EQUITY SECURITIES:                          UNREALIZED  UNREALIZED   FAIR
     ($ IN MILLIONS)                      COST      GAINS      LOSSES    VALUE
     ---------------------------------------------------------------------------

     DECEMBER 31, 2003
        Common stocks                     $109       $27          $2      $134
        Non-redeemable preferred stocks    214        14          --       228
     ---------------------------------------------------------------------------
           Total Equity Securities        $323       $41          $2      $362
     ---------------------------------------------------------------------------

     DECEMBER 31, 2002
        Common stocks                      $48        $8          $6       $50
        Non-redeemable preferred stocks    280         9           7       282
     ---------------------------------------------------------------------------
           Total Equity Securities        $328       $17         $13      $332
     ---------------------------------------------------------------------------

     Proceeds from sales of equity securities were $124 million, $212 million and $112 million in 2003, 2002 and 2001, respectively. Gross gains of $23 million, $8 million and $10 million and gross losses of $2 million, $4 million and $13 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $11 million, $19 million and $96 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

     At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

     Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2003 are temporary in nature. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

     o Identification and evaluation of investments that have possible indications of impairment;

     o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

     o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

     o Documentation of the results of these analyses, as required under business policies.

     The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:

                                                                     Gross Unrealized Losses
                                                                     -----------------------
                                                            Less Than One Year        One Year or Longer             Total
                                                       -----------------------------------------------------------------------------
                                                                          Gross                     Gross                    Gross
                                                            Fair     Unrealized        Fair    Unrealized        Fair   Unrealized
  ($ IN MILLIONS)                                          Value         Losses       Value        Losses       Value       Losses
------------------------------------------------------------------------------------------------------------------------------------
  Fixed maturity securities available-for-sale:
  Mortgage-backed securities-CMOs and
     pass-through securities                              $1,182            $18        $ 17           $--      $1,199         $ 18
  U.S. Treasury securities and obligations of U.S.
     Government and government agencies and authorities    1,180             12          --            --       1,180           12
  Obligations of states, municipalities and political
     subdivisions                                             45              2          --            --          45            2
  Debt securities issued by foreign governments               55              1          --            --          55            1
  All other corporate bonds                                1,793             39         503            25       2,296           64
  Other debt securities                                      755             18          89             3         844           22
  Redeemable preferred stock                                  12              1          11             1          23            1
------------------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                  $5,022            $91        $620           $29      $5,642         $120
  Equity securities                                       $   25            $ 1        $  5           $ 1      $   30         $  2
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     MORTGAGE LOANS AND REAL ESTATE

     At December 31, 2003 and 2002, the Company's mortgage loan and real estate portfolios consisted of the following:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                     2003            2002
     ---------------------------------------------------------------------------

     Current Mortgage Loans                            $1,841          $1,941
     Underperforming Mortgage Loans                        45              44
     ---------------------------------------------------------------------------
          Total Mortgage Loans                          1,886           1,985
     ---------------------------------------------------------------------------

     Real Estate - Foreclosed                              63              17
     Real Estate - Investment                              33              19
     ---------------------------------------------------------------------------
          Total Real Estate                                96              36
     ---------------------------------------------------------------------------
          Total Mortgage Loans and Real Estate         $1,982          $2,021
     ===========================================================================



     Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Aggregate annual maturities on mortgage loans at December 31, 2003 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

     -----------------------------------------------------------------------
     YEAR ENDING DECEMBER 31,
     ($ IN MILLIONS)
     -----------------------------------------------------------------------
     2004                                                       $ 173
     2005                                                         107
     2006                                                         347
     2007                                                         131
     2008                                                         141
     Thereafter                                                   987
     -----------------------------------------------------------------------
          Total                                                $1,886
     =======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     TRADING SECURITIES

     Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:


       ($ IN MILLIONS)                     Fair value as of     Fair value as of
       ---------------                     December 31, 2003   December 31, 2002
                                           -----------------   -----------------

       ASSETS
          Trading securities
             Convertible bond arbitrage         $1,447              $1,442
             Other                                 260                  89
                                                ------              ------
                                                $1,707              $1,531
                                                ======              ======

       LIABILITIES
          Trading securities sold not
          yet purchased
             Convertible bond arbitrage           $629                $520
             Other                                   8                  78
                                                ------              ------
                                                  $637                $598
                                                ======              ======

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER INVESTED ASSETS

     Other invested assets are composed of the following:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                       2003           2002
     --------------------------------------------------------------------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,315          1,006
     Real estate investments                               327            390
     Derivatives                                           182            263
     Other                                                  56             38
     --------------------------------------------------------------------------
     Total                                              $5,092         $4,909
     --------------------------------------------------------------------------

     CONCENTRATIONS

     At December 31, 2003 and 2002, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

     The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

     The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     Finance                                            $5,056         $3,681
     Electric Utilities                                  3,552          3,979
     Banking                                             2,830          1,900
     --------------------------------------------------------------------------

     The Company held investments in foreign banks in the amount of $1,018 million and $869 million at December 31, 2003 and 2002, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $1,118 million and $878 million in Electric Utilities at December 31, 2003 and 2002, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2003 and 2002. Total below investment grade assets were $5.2 billion and $3.8 billion at December 31, 2003 and 2002, respectively.

     Included in mortgage loans were the following group concentrations:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     STATE
     California                                           $732           $788

     PROPERTY TYPE
     Agricultural                                       $1,025         $1,212
     --------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     NON-INCOME PRODUCING INVESTMENTS

     Investments   included  in  the  consolidated   balance  sheets  that  were
     non-income producing amounted to $104.4 million and $58.5 million at December 31, 2003 and 2002, respectively.

     RESTRUCTURED INVESTMENTS

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2003 and 2002. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2003, 2002 and 2001. Interest on these assets, included in net investment income, was also insignificant in 2003, 2002 and 2001.

     NET INVESTMENT INCOME

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,          2003          2002          2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     GROSS INVESTMENT INCOME
          Fixed maturities                 $2,465        $2,359        $2,328
          Mortgage loans                      158           167           210
          Trading                             222             9           131
          Other invested assets                58           203            71
          Citigroup Preferred Stock           203           178            53
          Other, including policy loans        82           104           165
     ---------------------------------------------------------------------------
     Total gross investment income          3,188         3,020         2,958
     ---------------------------------------------------------------------------
     Investment expenses                      130            84           127
     ---------------------------------------------------------------------------
     Net Investment Income                 $3,058        $2,936        $2,831
     ---------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                  2003      2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     REALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                              $(28)    $(207)     $207
        Equity securities                               10       (15)      (99)
        Mortgage loans                                 (14)       --         5
        Real estate held for sale                        1         8         3
        Other invested assets                           49       (19)       --
        Derivatives                                     20       (87)       14
        Other                                           (1)       (2)       (5)
     ---------------------------------------------------------------------------
           Total realized investment gains (losses)    $37     $(322)     $125
     ---------------------------------------------------------------------------

     Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                     2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     UNREALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                               $1,198   $  664   $   85
        Equity securities                                  35        3       40
        Other                                               6       31      (20)
     ---------------------------------------------------------------------------
           Total unrealized investment gains (losses)   1,239      698      105
     ---------------------------------------------------------------------------
        Related taxes                                     421      243       37
     ---------------------------------------------------------------------------
        Change in unrealized investment gains (losses)    818      455       68
        Balance beginning of year                         626      171      103
     ---------------------------------------------------------------------------
           Balance end of year                         $1,444   $  626   $  171
     ---------------------------------------------------------------------------

     VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original. (See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of Note 1.)

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

          $ IN MILLIONS                              DECEMBER 31, 2003
          ---------------------------------------------------------------
           Investments                                       $ 400
           Cash                                                 11
           Other                                                 4
                                              ---------------------------
           Total assets of consolidated VIEs                 $ 415
          ---------------------------------------------------------------

     The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

     4.   REINSURANCE

     Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 the majority of universal life business has been reinsured under an 80%/20% YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program.
     Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $356.3 billion and $321.9 billion at December 31, 2003 and 2002, respectively.

     Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $226.8 million, $231.8 million and $233.3 million in 2003, 2002 and 2001, respectively, and earned premiums ceded were $226.7 million, $233.8 million and $240.1 million in 2003, 2002 and 2001, respectively.

     On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2003, 2002 and 2001 were insignificant.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Prior to April 1, 2001, the Company also reinsured substantially all of the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB were $23.5 billion, of which $12.9 billion, or 55%, was reinsured, and $19.1 billion, of which $12.4 billion, or 65%, was reinsured at December 31, 2003 and 2002, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.7 billion, of which $1.4 billion, or 81%, is reinsured and $4.6 billion, of which $3.8 billion, or 82%, is reinsured at December 31, 2003 and 2002, respectively.

     TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of TPC.

     A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                             FOR THE YEARS ENDING DECEMBER 31,
     WRITTEN PREMIUMS                         2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $2,979        $2,610        $2,848
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company          2           (83)         (146)
        Other companies                       (638)         (614)         (591)
     ---------------------------------------------------------------------------
     Total Net Written Premiums             $2,344        $1,913        $2,112
     ===========================================================================

     EARNED PREMIUMS                          2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $3,001        $2,652        $2,879
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company        (21)         (109)         (180)
        Other companies                       (654)         (619)         (598)
     ---------------------------------------------------------------------------
     Total Net Earned Premiums              $2,327        $1,924        $2,102
     ===========================================================================

     The Travelers Indemnity Company was an affiliate in 2001 and for part of 2002. See Note 14.

     Reinsurance recoverables at December 31, 2003 and 2002 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

     REINSURANCE RECOVERABLES                2003         2002
     -----------------------------------------------------------
     Life and accident and health business $2,885       $2,589
     Property-casualty business:
          The Travelers Indemnity Company   1,585        1,712
     -----------------------------------------------------------
     Total Reinsurance Recoverables        $4,470       $4,301
     ===========================================================

     Reinsurance recoverables for the life and accident and health business include $1,617 million and $1,351 million at December 31, 2003 and 2002, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables are held in trust for the purpose of paying Company claims.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Reinsurance recoverables also include $435 million and $472 million at December 31, 2003 and 2002, respectively, from MetLife.

     5.   INTANGIBLE ASSETS

     The  Company's  intangible  assets  are  DAC,  goodwill  and the  value  of
     insurance  in  force.   DAC  and  the  value  of  insurance  in  force  are
     amortizable. The following is a summary of capitalized DAC by type.

                                   Deferred &            Traditional
                                     Payout      UL &      Life &
     In millions of dollars         Annuities    COLI      Other         Total
     ---------------------------------------------------------------------------
     Balance January 1, 2002         $1,137      $430        $1,894     $3,461

     Deferred expenses & other          347       172           349        868
     Amortization expense              (142)      (24)         (238)      (404)
     Underlying lapse and
       interest rate adjustment          22        --            --         22
     Amortization related to SFAS
       91 reassessment                  (11)       --            --        (11)
                                   ---------------------------------------------
     Balance December 31, 2002        1,353       578         2,005      3,936

     Deferred expenses & other          340       221           399        960
     Amortization expense              (212)      (33)         (256)      (501)
                                   ---------------------------------------------
     Balance December 31, 2003       $1,481      $766        $2,148     $4,395
     ---------------------------------------------------------------------------

     The value of insurance in force totaled $112 million and $130 million at December 31, 2003 and 2002, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $18 million, $25 million and $26 million for the year ended December 31, 2003, 2002 and 2001, respectively. Amortization expense related to the value of insurance in force is estimated to be $18 million in 2004, $17 million in 2005, $14 million in 2006, $12 million in 2007 and $8 million in 2008. In 2002 there was an opening balance sheet reclassification between DAC and the value of insurance in force in the amount of $11 million. This had no impact on results of operations or shareholder's equity.

     The Company stopped amortizing goodwill on January 1, 2002. During 2001, the Company reversed $8 million of negative goodwill. Net income adjusted to exclude the impact of goodwill amortization for the year ended December 31, 2001 is as follows:


                                                  Year Ended
      ($ IN MILLIONS)                            December 31, 2001
                                                 -----------------
     Net income:
         Reported net income                          $1,272
         Negative goodwill reversal                       (8)
         Goodwill amortization                             7
                                                      ------
         Adjusted net income                          $1,271
                                                      ======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     6.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2003 and 2002, the Company had $43.5 billion and $38.8 billion, respectively, of life and annuity deposit funds and reserves. Of that total, $24.7 billion and $21.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $18.8 billion and $17.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $7.0 billion and $5.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $6.1 billion and $5.5 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0% and 4.7%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.7 billion and $5.8 billion of liabilities are surrenderable without charge. Approximately 10.0% of these relate to individual life products for each of 2003 and 2002. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

     Included in contractholder funds and in the preceding paragraph are GICs totaling $14.4 billion. The scheduled maturities for these GICs, including interest, are $4.808 billion, $1.333 billion, $1.665 billion, $1.182 billion, $1.149 billion and $2.415 billion in 2004, 2005, 2006, 2007, 2008 and thereafter, respectively. These GICs have a weighted average interest rate of 4.07% at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     7.   FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE
     ($ IN MILLIONS)

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,        2003           2002          2001
     ---------------------------------------------------------------------------
     Income before federal income taxes   $1,829         $1,503        $1,911
     Statutory tax rate                       35%            35%           35%
     ---------------------------------------------------------------------------
     Expected federal income taxes           640            526           669
     Tax effect of:
          Non-taxable investment income      (91)           (62)          (20)
          Tax reserve release                (79)           (43)          (18)
          Other, net                           1             --            (1)
     ---------------------------------------------------------------------------
     Federal income taxes                 $  471         $  421        $  630
     ===========================================================================
     Effective tax rate                       26%            28%           33%
     ---------------------------------------------------------------------------


     COMPOSITION OF FEDERAL INCOME TAXES
     Current:
          United States                     $330           $217          $424
          Foreign                             30             19            47
     ---------------------------------------------------------------------------
          Total                              360            236           471
     ---------------------------------------------------------------------------
     Deferred:
          United States                      108            182           166
          Foreign                              3              3            (7)
     ---------------------------------------------------------------------------
          Total                              111            185           159
     ---------------------------------------------------------------------------
     Federal income taxes                   $471           $421          $630
     ===========================================================================


     Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2003, 2002 and 2001 were $3 million, $(17) million and $21 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax liability at December 31, 2003 and 2002 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                   2003             2002
     ---------------------------------------------------------------------------

     Deferred Tax Assets:
        Benefit, reinsurance and other reserves     $   574          $    422
        Operating lease reserves                         52                57
        Employee benefits                               201               199
        Other                                           392               289
     ---------------------------------------------------------------------------
           Total                                      1,219               967
     ---------------------------------------------------------------------------

     Deferred Tax Liabilities:
        Deferred acquisition costs and value
          of insurance in force                      (1,225)          (1,097)
        Investments, net                             (1,795)          (1,180)
        Other                                          (229)            (138)
     ---------------------------------------------------------------------------
           Total                                     (3,249)          (2,415)
     ---------------------------------------------------------------------------
     Net Deferred Tax Liability                     $(2,030)         $(1,448)
     ---------------------------------------------------------------------------

     The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the
     Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

     TIC had $52 million and $156 million payable to Citigroup at December 31, 2003 and 2002, respectively, related to the Agreement.

     At December 31, 2003 and 2002, the Company had no ordinary or capital loss carryforwards.

     The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     8.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $1,104 million, $256 million and $330 million for the years ended December 31, 2003, 2002 and 2001, respectively. The Company's statutory capital and surplus was $7.6 billion and $6.9 billion at December 31, 2003 and 2002, respectively.

     Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of
     Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Permitted Statutory Accounting Practices in Note 1). The impact of this change on the Company's statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million in 2001, related to recording equity method investment earnings as unrealized gains versus net investment income.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $845 million is available by the end of the year 2004 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. In accordance with the Connecticut statute, TLAC, after reducing its unassigned funds (surplus) by 25% of the change in net unrealized capital gains, may not pay dividends during 2004 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $242 million to TIC in 2004 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $545 million, $586 million and $472 million in 2003, 2002 and 2001, respectively.

     In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)
     Citigroup Series YYY Preferred Stock            $ 2,225
     TLA Holdings LLC                                    142
     Cash and other assets                               189
     Pension, postretirement, and post-
        employment benefits payable                     (279)
     Deferred tax assets                                  98
     Deferred tax liabilities                           (779)
                                                     -------
                                                     $ 1,596
                                                     =======
     See Note 14.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



8.   SHAREHOLDER'S EQUITY

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:



                                                  NET UNREALIZED                                             ACCUMULATED
                                                  GAIN/LOSS        FOREIGN CURRENCY     DERIVATIVE           OTHER CHANGES IN
($ IN MILLIONS)                                   ON INVESTMENT    TRANSLATION          INSTRUMENTS AND      EQUITY FROM
                                                  SECURITIES       ADJUSTMENTS          HEDGING ACTIVITIES   NONOWNER SOURCES
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 2001                             $   104              $--                 $  --              $  104
Cumulative effect of change in accounting
   for derivative instruments and hedging
   activities, net of tax of $(16)                        14               --                   (43)                (29)
Unrealized gains on investment securities,
   net of tax of $74                                     138               --                    --                 138
Less: Reclassification adjustment for gains
   included in net income, net of tax of $(38)           (70)              --                    --                 (70)
Foreign currency translation adjustment, net
   of tax of $(2)                                         --               (3)                   --                  (3)
Less: Derivative instrument hedging activity
   losses, net of tax of $(35)                            --               --                   (66)                (66)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                             82               (3)                 (109)                (30)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                               186               (3)                 (109)                 74
Unrealized gains on investment securities,
   net of tax of $167                                    311               --                    --                 311
Add: Reclassification adjustment for losses
   included in net income, net of tax of $78             144               --                    --                 144
Foreign currency translation adjustment, net
  of tax of $2                                            --                3                    --                   3
Less: Derivative instrument hedging activity
   losses,  net of tax of $(42)                           --               --                   (78)                (78)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            455                3                   (78)                380
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                               641               --                  (187)                454
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gains on investment securities,
   net of tax of $407                                    793               --                    --                 793
Add: Reclassification adjustment for losses
   included in net income, net of tax of $13              25               --                    --                  25
Foreign currency translation adjustment, net
   of tax of $3                                           --                4                    --                   4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                               --               --                    84                  84
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            818                4                    84                 906
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                           $ 1,459              $ 4                 $(103)             $1,360
--------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2003, 2002 and 2001.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed TPC's share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. The Company's share of net expense for this plan was $5 million in 2003, $10 million in 2002, and insignificant in 2001.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in 2003, $18 million in 2002 and not significant for 2001.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2003, 2002 and 2001. See
Note 13.


10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $21 million, $24 million, and $26 million in 2003, 2002 and 2001, respectively.

--------------------------------------------------------------------------------
  YEAR ENDING DECEMBER 31,           MINIMUM OPERATING         MINIMUM CAPITAL
  ($ IN MILLIONS)                     RENTAL PAYMENTS          RENTAL PAYMENTS
--------------------------------------------------------------------------------
  2004                                     $ 47                      $ 5
  2005                                       52                        5
  2006                                       58                        5
  2007                                       58                        6
  2008                                       58                        6
  Thereafter                                 83                       18
--------------------------------------------------------------------------------
  Total Rental Payments                    $355                      $45
================================================================================

Future sublease rental income of approximately $60 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $135 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2003, the Company held collateral under these contracts amounting to approximately $96.9 million.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2003 and 2002:

                                         Year Ended          Year Ended
      In millions of dollars             December 31, 2003   December 31, 2002
      --------------------------------------------------------------------------
      Hedge ineffectiveness recognized
          related to fair value hedges          $(23.2)            $(18.3)

      Hedge ineffectiveness recognized
          related to cash flow hedges             (3.4)              14.8


      Net loss recorded in accumulated
          other changes in equity from
          nonowner sources related to
          net investment hedges                  (33.6)              (8.4)

      Net loss from economic
          hedges recognized in earnings           (1.6)             (32.8)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended December 31, 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2003 is $(90.4) million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $253.5 million and $240.9 million at December 31, 2003 and 2002, respectively. The Company had unfunded commitments of $527.8 million and $630.0 million to these partnerships at December 31, 2003 and 2002, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2003 and 2002, investments in fixed maturities had a carrying value and a fair value of $42.3 billion and $36.4 billion, respectively. See Notes 1 and 3.

At December 31, 2003, mortgage loans had a carrying value of $1.9 billion and a fair value of $2.0 billion and at year-end 2002 had a carrying value of $2.0 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2003 and 2002, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $151 million and $125 million were received in 2003 and 2002, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2003 and 2002. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2003, 2002 and 2001. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2003, contractholder funds with defined maturities had a carrying value of $13.5 billion and a fair value of $13.7 billion, compared with a carrying value and a fair value of $12.5 billion and $13.3 billion at December 31, 2002. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003, compared with a carrying value of $11.1 billion and a fair value of $10.7 billion at December 31, 2002. These contracts generally are valued at surrender value.

The carrying values of $698 million and $321 million of financial instruments classified as other assets approximated their fair values at December 31, 2003 and 2002, respectively. The carrying value of $2.5 billion and $1.5 billion of financial instruments classified as other liabilities at December 31, 2003 and 2002

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

also approximated their fair values at both December 31, 2003 and 2002. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003, compared with a carrying value and a fair value of $511 million at December 31, 2002.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

The Company is a defendant or co-defendant in various litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2003 is $1 billion, included in contractholder funds. The Company holds $50 million of common stock of the Bank, included in equity securities.

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2003 is $61 million. The Company does not hold any collateral related to this guarantee.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2003. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. The Company paid Citigroup and its subsidiaries $55.3 million, $56.9 million and $43.6 million in 2003, 2002 and 2001, respectively, for these services. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2003 and 2002, were insignificant. See Note 14.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. These reimbursements totaled $34.3 million in 2003 and $15.5 million in 2002.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2003 and 2002, the pool totaled approximately $3.8 billion and $4.2 billion, respectively. The Company's share of the pool amounted to $3.3 billion and $3.8 billion at December 31, 2003 and 2002, respectively, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2003 and 2002, the Company had outstanding loaned securities to its affiliate Smith Barney (SB), a division of Citigroup Global Markets, Inc., of $238.5 million and $267.1 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2003 and 2002, carried at cost. Dividends received on these investments were $204 million in 2003, $178 million in 2002 and $53 million in 2001. See Note 11.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $166.3 million and $186.1 million at December 31, 2003 and 2002, respectively. Income of $18.6 million, $99.7 million and $65.5 million was earned on these investments in 2003, 2002 and 2001, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $48.3 million and $23.6 million at December 31, 2003 and 2002, respectively. Income (loss) of $33.9 million, $0 million and $(41.6) million were earned on this investment in 2003, 2002 and 2001, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's-length basis.

The Company markets deferred annuity products and life insurance through SB. Annuity deposits related to these products were $835 million, $1.0 billion, and $1.5 billion in 2003, 2002 and 2001, respectively. Life premiums were $114.9 million, $109.7 million and $96.5 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to SB were $70.3 million, $77.0 million and $84.6 million in 2003, 2002 and 2001, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.4 billion in 2003 and $1.6 billion in each of 2002 and 2001. Commissions and fees paid to CitiStreet were $52.9 million, $54.0 million and $59.1 million in 2003, 2002 and 2001, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $357 million, $321 million and $564 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to Citibank were $29.8 million, $24.0 million and $37.2 million in 2003, 2002 and 2001, respectively.

Primerica Financial Services (PFS), an affiliate, is a distributor of products for TLA. PFS sold $714 million, $787 million and $901 million of individual annuities in 2003, 2002 and 2001, respectively. Commissions and fees paid to PFS were $58.1 million, $60.4 million and $67.8 million in 2003, 2002 and 2001, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. In each of 2003, 2002, and 2001 the fees paid by Primerica Life were $12.5 million.

The Company sells structured settlement annuities to the property-casualty subsidiaries of TPC. See Note 14.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2003, 2002 and 2001.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2003, 2002 and 2001.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2003, 2002 and 2001.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. Prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company still receives certain services from TPC on a contract basis. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services.

The Company sells structured settlement annuities to the property-casualty insurance subsidiaries of TPC. Such premiums and deposits were $159 million and $194 million for 2002 and 2001, respectively.

The Company has a license from TPC to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES


The following table reconciles net income to net cash provided by operating activities:


--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                     2003       2002       2001
($ IN MILLIONS)
--------------------------------------------------------------------------------

Net Income                                       $ 1,358    $ 1,082    $ 1,281
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                       (37)       322       (125)
       Deferred federal income taxes                  58        185        159
       Amortization of deferred policy
         acquisition costs                           501        393        379
       Additions to deferred policy acquisition
         costs                                      (960)      (879)      (851)
       Investment income                            (503)      (119)      (493)
       Premium balances                                8         (7)         7
       Insurance reserves and accrued expenses       832        493        686
       Other                                        (443)      (402)       237
--------------------------------------------------------------------------------
Net cash provided by operations                  $   814    $ 1,068    $ 1,280
--------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2003, significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $129 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million. In 2001, these activities were insignificant.

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors and Shareholder
The Travelers Insurance Company:


Under date of February 26, 2004, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
TYPE OF INVESTMENT                                                AMOUNT SHOWN
                                                                   IN BALANCE
                                                COST       VALUE    SHEET(1)
--------------------------------------------------------------------------------

Fixed Maturities:
   Bonds:
       U.S. Government and government
         agencies and Authorities              $ 6,487    $ 6,642    $ 6,642
       States, municipalities and political
         subdivisions                              379        398        398
       Foreign governments                         690        740        740
       Public utilities                          2,702      2,901      2,901
       Convertible bonds and bonds with
         warrants attached                         187        208        208
       All other corporate bonds                29,519     31,260     31,260
--------------------------------------------------------------------------------
          Total Bonds                           39,964     42,149     42,149
   Redeemable preferred stocks                     155        174        174
--------------------------------------------------------------------------------
      Total Fixed Maturities                    40,119     42,323     42,323
--------------------------------------------------------------------------------

Equity Securities:
   Common Stocks:
      Banks, trust and insurance companies          14         16         16
      Industrial, miscellaneous and all other       95        118        118
--------------------------------------------------------------------------------
         Total Common Stocks                       109        134        134
   Nonredeemable preferred stocks                  214        228        228
--------------------------------------------------------------------------------
      Total Equity Securities                      323        362        362
--------------------------------------------------------------------------------

Mortgage Loans                                   1,886                 1,886
Real Estate Held For Sale                           96                    96
Policy Loans                                     1,135                 1,135
Short-Term Securities                            3,603                 3,603
Trading Securities                               1,707                 1,707
Other Investments   (2)  (3)  (4)                1,465                 1,465
--------------------------------------------------------------------------------
      Total Investments                        $50,334               $52,577
================================================================================

(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


------------------------------------------------------------------------------------------------------------------------------------

                                        FUTURE
                                        POLICY        OTHER
                                        BENEFITS,     POLICY                                      AMORTIZATION
                          DEFERRED      LOSSES,       CLAIMS                           BENEFITS,  OF DEFERRED
                          POLICY        CLAIMS        AND                 NET          CLAIMS     POLICY          OTHER
                          ACQUISITION   AND LOSS      BENEFITS  PREMIUM   INVESTMENT   AND        ACQUISITION    OPERATING  PREMIUMS
                          COSTS         EXPENSES(1)   PAYABLE   REVENUE   INCOME       LOSSES(2)  COSTS          EXPENSES    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
                    2003
                    ----

Travelers Life & Annuity   $2,361         $42,023       $532    $1,082      $2,743     $2,816         $266          $240     $1,093
Primerica                   2,034           3,500        161     1,245         315        534          235           219      1,251
------------------------------------------------------------------------------------------------------------------------------------
Total                      $4,395         $45,523       $693    $2,327      $3,058     $3,350         $501          $459     $2,344
====================================================================================================================================

                    2002
                    ----

Travelers Life & Annuity   $2,043         $37,774       $461      $730      $2,646     $2,404         $174          $190       $729
Primerica                   1,893           3,261        147     1,194         290        527          219           217      1,184
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,936         $41,035       $608    $1,924      $2,936     $2,931         $393          $407     $1,913
====================================================================================================================================

                    2001
                    ----

Travelers Life & Annuity   $1,672         $33,475       $368     $ 957      $2,530     $2,534        $171           $154      $ 955
Primerica                   1,789           3,044        144     1,145         301        507         208            217      1,157
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,461         $36,519       $512    $2,102      $2,831     $3,041        $379           $371     $2,112
====================================================================================================================================

(1)  Includes contractholder funds.

(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
                                                      ASSUMED         PERCENTAGE
                                          CEDED TO     FROM            OF AMOUNT
                                  GROSS     OTHER      OTHER     NET    ASSUMED
                                  AMOUNT  COMPANIES  COMPANIES  AMOUNT  TO NET
--------------------------------------------------------------------------------


2003
----
Life Insurance In Force          $593,006  $356,298  $  3,519  $240,227   1.4%
Premiums:
   Life insurance                $  2,672       419  $      1  $  2,254    --
   Accident and health insurance      308       235        --        73    --
   Property casualty                   21        --        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  3,001  $    675  $      1  $  2,327    --
                                 ========  ========  ========  ========  ====

2002
----
Life Insurance In Force          $549,066  $321,940  $  3,568  $230,694   1.5%
Premiums:
   Life insurance                $  2,227       377  $     --  $  1,850    --
   Accident and health insurance      316       242        --        74    --
   Property casualty                  109       109        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,652  $    728  $     --  $  1,924    --
                                 ========  ========  ========  ========  ====


2001
----
Life Insurance In Force          $510,457  $285,696  $  3,636  $228,397   1.6%
Premiums:
   Life insurance                $  2,378  $    352  $     --  $  2,026    --
   Accident and health insurance      321       246         1        76    --
   Property casualty                  180       180        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,879  $    778  $      1  $  2,102    --
                                 ========  ========  ========  ========  ====

                          PIONEER ANNUISTAR(SM) ANNUITY
                             PORTFOLIO ARCHITECT II
                           PIONEER ANNUISTAR(SM) VALUE

                       STATEMENT OF ADDITIONAL INFORMATION

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES


                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

L-23048S-TIC                                                         May 3, 2004

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

      Statement of Assets and Liabilities as of December 31, 2003
      Statement of Operations for the year ended December 31, 2003
      Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002
      Statement of Investments as of December 31, 2003
      Notes to Financial Statements

      The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the report of Independent Auditors, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

      Consolidated Statements of Income for the years ended December 31, 2003,
        2002 and 2001
      Consolidated Balance Sheets as of December 31, 2003 and 2002 Consolidated Statements of Changes in Retained Earnings and Accumulated
        Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2003, 2002 and 2001
      Consolidated Statements of Cash Flows for the years ended December 31,
        2003, 2002 and 2001
      Notes to Consolidated Financial Statements

(b)   EXHIBITS

    EXHIBIT
     NUMBER       DESCRIPTION
     ------       -----------

       1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed May 23, 1997.)

       2.         Not Applicable.

       3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

       3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       4. Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101777 filed April 17, 2003.)

       5. Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101777 filed April 17, 2003.)

       6.(a) Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1998.)

       6.(b) By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(a)(ii) to Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

       7. Form of Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

       8. Form of Participation Agreement. (Incorporated herein by reference to Exhibit h to Post-Effective

                  Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

       9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, filed December 11, 2002.)

       10.        Consent of KPMG, LLP, Independent Auditors. Filed herewith.

       11.        Not Applicable.

       12.        Not Applicable.

       14.        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed December 11, 2002.)

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL                POSITIONS AND OFFICES
BUSINESS ADDRESS                  WITH INSURANCE COMPANY
----------------                  ----------------------

George C. Kokulis*                Director, Chairman, President and Chief
                                  Executive Officer

Glenn D. Lammey*                  Director, Senior Executive Vice President,
                                  Chief Financial Officer, Chief Accounting
                                  Officer

Kathleen L. Preston*              Director and Executive Vice President

Edward W. Cassidy*                Senior Vice President

Winnifred Grimaldi*               Senior Vice President

Marla Berman Lewitus*             Director, Senior Vice President and General
                                  Counsel

Brendan Lynch*                    Senior Vice President

David A. Tyson*                   Senior Vice President

David A. Golino*                  Vice President and Controller

Donald R. Munson, Jr.*            Vice President

Mark Remington*                   Vice President

Tim W. Still*                     Vice President

Bennett Kleinberg*                Vice President

Dawn Fredette*                    Vice President

George E. Eknaian*                Vice President and Chief Actuary

Linn K. Richardson*               Second Vice President and Actuary

Paul Weissman*                    Second Vice President and Actuary

Ernest J.Wright*                  Vice President and Secretary

Kathleen A. McGah*                Assistant Secretary and Deputy General Counsel

Principal Business Address:

*    The Travelers Insurance Company
     One Cityplace
     Hartford, CT  06103-3415

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2004, 172 Contract Owners held qualified and non-qualified contracts offered by the Registrant.Item 28.

ITEM 28. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a)   Travelers Distribution LLC
      One Cityplace
      Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)   NAME AND PRINCIPAL            POSITIONS AND OFFICES
      BUSINESS ADDRESS              WITH UNDERWRITER
      ----------------              ----------------

      Kathleen L. Preston           Board of Manager

      Glenn D. Lammey               Board of Manager

      William F. Scully III         Board of Manager

      Donald R. Munson, Jr.         Board of Manager, President, Chief Executive
                                    Officer and Chief Operating Officer

      Tim W. Still                  Vice President

      Anthony Cocolla               Vice President

      John M. Laverty               Treasurer and Chief Financial Officer

      Stephen E. Abbey              Chief Compliance Officer

      Alison K. George              Director and Chief Advertising Compliance
                                    Officer

      Stephen T. Mullin             Chief Compliance Officer

      Ernest J. Wright              Secretary

      Kathleen A. McGah             Assistant Secretary

      William D. Wilcox             Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)   Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

(1)   The Travelers Insurance Company
      One Cityplace
      Hartford, Connecticut  06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 23th day of April 2004.

              TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                   By: *GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 23th day of April 2004.


*GEORGE C. KOKULIS                      Director, President and Chief Executive
-----------------------------------     Officer (Principal Executive Officer)
(George C. Kokulis)


*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
-----------------------------------     Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)


*MARLA BERMAN LEWITUS                   Director
-----------------------------------
(Marla Berman Lewitus)


*KATHLEEN L. PRESTON                    Director
-----------------------------------
(Kathleen L. Preston)


*By: /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION                                      METHOD OF FILING
-----------    -----------                                      ----------------
    10.        Consent of KPMG LLP, Independent Auditors.       Electronically